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                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)




                      Acadian Emerging Markets Portfolio
                          Institutional Class Shares


                        Statement of Additional Information

                               February 28, 2000

This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the portfolio dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolio by contacting the UAM Funds at the address listed above.
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Table Of Contents

Description of Permitted Investments.......................................... 1
  What Investment Strategies May the Portfolio Use?........................... 1
  Debt Securities............................................................. 1
  Derivatives................................................................. 8
  Equity Securities...........................................................16
  Foreign Securities..........................................................18
  Investment Companies........................................................22
  Repurchase Agreements.......................................................22
  Restricted Securities.......................................................22
  Securities Lending..........................................................23
  When Issued Transactions....................................................23
Investment Policies of the Portfolio..........................................24
  Fundamental Policies........................................................24
  Non-Fundamental Policies....................................................24
Management Of The Fund........................................................25
Principal Shareholders........................................................27
Investment Advisory and Other Services........................................27
  Investment Adviser..........................................................27
  Distributor.................................................................29
  Shareholder Servicing Arrangements..........................................29
  Administrative Services.....................................................30
  Custodian...................................................................31
  Independent Accountants.....................................................31
Brokerage Allocation and Other Practices......................................31
  Selection of Brokers........................................................31
  Simultaneous Transactions...................................................32
  Brokerage Commissions.......................................................32
Capital Stock and Other Securities............................................33
  Description Of Shares And Voting Rights.....................................33
Purchase, Redemption and Pricing of Shares....................................34
  Net Asset Value Per Share...................................................34
  Purchase of Shares..........................................................35
  Redemption of Shares........................................................36
  Exchange Privilege..........................................................38
  Transfer Of Shares..........................................................38
Performance Calculations......................................................38
  Total Return................................................................38
  Yield.......................................................................39
  Comparisons.................................................................39
Financial Statements..........................................................40
Glossary......................................................................40
Bond Ratings..................................................................41
  Moody's Investors Service, Inc..............................................41
  Standard & Poor's Ratings Services..........................................43
  Duff & Phelps Credit Rating Co..............................................46
  Fitch IBCA Ratings..........................................................47
Comparative Benchmarks........................................................48
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Description of Permitted Investments

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
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     The portfolio currently intends to use the securities and investment strategies listed below in seeking its objectives; however, it may at any time invest in any of the investment strategies described in this SAI. This
     SAI describes each of these investments/strategies and their risks. The portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio.
     You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Strategies of the Portfolio?"

     .    Foreign securities.

     .    Equity securities.

     .    Short-term investments.

     .    Futures.

     .    Options.

     .    Swaps.

     .    Forward currency exchange contracts.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.

DEBT SECURITIES
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     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

     Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued
     (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed
     Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

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 .    by the right of the issuer to borrow from the U.S. Treasury;

 .    by the discretionary authority of the U.S. government to buy the obligations of the agency; or

 .    by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities.
However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

Corporate Bonds

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities

Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA)

GNMA is the principal governmental guarantor of mortgage-related securities.
GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S.
government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, the portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.


Federal National Mortgage Association (FNMA)

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FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.


Federal Home Loan Mortgage Corporation (FHLMC)

FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance
Companies, Mortgage Bankers and other Secondary Market Issuers

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


Risks of Mortgage-Backed Securities

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

 .    payments of interest and principal are more frequent (usually monthly); and

 .    falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing the portfolio to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through.
In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit

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card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion
("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool
("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal
Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

The portfolio will only invest in a security issued by a commercial bank if the bank:

 .    has total assets of at least $1 billion, or the equivalent in other currencies;

 .    is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

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 .    is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

Time Deposits

Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.
The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Banker's Acceptance

A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments
(including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds

Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN
SECURITIES".

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Zero Coupon Bonds

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal
Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of
Securities," the portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

Maturity

Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

The portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

Duration

Duration is a calculation that seeks to measure the price sensitivity of a debt security, or the portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be

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     received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected.
     The portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. If left unattended, drifts in the average maturity of the portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising.
     Rising interest rates can cause the portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security.
     Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasuries securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon,
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     adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolio currently use ratings compiled by Moody's Investor
     Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff &
     Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
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     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the
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contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate.
On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

Options

An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange
(exchange-traded-options) or may be customized agreements between the parties
(over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options.
However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options

When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument

                                       9

does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.


The purchaser of an option may terminate its position by:

 .    Allowing it to expire and losing its entire premium;

 .    Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

 .    Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

 .    The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

 .    A call option on the same security or index with the same or lesser exercise price;

 .    A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

 .    Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract;
     or

 .    In the case of an index, the portfolio of securities that corresponds to the index.

The portfolio can cover a put option by, at the time of selling the option:

 .    Entering into a short position in the underlying security;

 .    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

 .    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

 .    Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

Combined Positions

The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

 . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

 . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

 .  Do not require an initial margin deposit.

 . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

Correlation of Prices

     The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

 . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

 . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

 . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

Lack of Liquidity

Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

 . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

 .  have to purchase or sell the instrument underlying the contract;

 .  not be able to hedge its investments; and

 .  not be able realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

 . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

 . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

 . the facilities of the exchange may not be adequate to handle current trading volume;

 . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

 . investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

     Volatility and Lev  erage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .  actual and anticipated changes in interest rates;

     .  fiscal and monetary policies; and

     .  national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities

     Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
--------------------------------------------------------------------------------
Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .  They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision

There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk

The adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

 . They are generally not as developed or efficient as, and more volatile, than those in the United States;

 .  They have substantially less volume;

 . Their securities tend to be less liquid and to experience rapid and erratic price movements;

 . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

 . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

 . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign Currency Risk

While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

 . It may be expensive to convert foreign currencies into United States dollars and vice versa;

 . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

 . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

 . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

 . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

 . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes

Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

 .  Have relatively unstable governments;

 . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

 .  Offer less protection of property rights than more developed countries; and

 . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

 . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .  How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?


INVESTMENT COMPANIES
--------------------------------------------------------------------------------
     The portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the portfolio. Like other shareholders, the portfolio would pay its proportionate share of those fees. Consequently, shareholders of the portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. The portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows the portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

     .  For cash management purposes;

     .  Consistent with the portfolio's investment policies and restrictions;
        and

     . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

     The portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolio normally uses repurchase agreements to earn income on assets that are not invested.

     When the portfolio enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------
     The portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     The portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When the portfolio lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. The portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolio

     The portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

     .    Invest in physical commodities or contracts on physical commodities.

     . Invest more than 25% of its total assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

     . Make loans, except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the SEC.

     . Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     .    Underwrite the securities of other issuers.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

     . With respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities).

     . With respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . Invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days. Swap transactions may be considered illiquid securities.

     . Invest, not inconsistent with the aforementioned limit, more than 25% of its total assets in non-publically traded securities, including securities that are not registered under the Securities Act of 1933 but that can be offered and sold to qualified institutional buyers under Rule 144A under such Act.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total assets.

     . Purchase more than 10% of its total assets, measured at the time of investment, in lower quality debt securities, otherwise known as "junk bonds".

     . Purchase or sell OTC options or OTC options on futures contracts, if, as a result of such transaction, the aggregate sum of the market value of the OTC option, the market value of the underlying securities covered by OTC call options currently outstanding, and margin deposits on the existing OTC options exceed 15% of the net assets of the portfolio, taken at market value, together with all other assets of the portfolio which are illiquid or are not otherwise readily marketable. However, OTC options sold by the portfolio to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to purchase such OTC option from the dealer at the predetermined price, than the portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money". The repurchase price with the primary dealer is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money".

     .    Purchase on margin or sell short, except as permitted herein.

Management Of The Fund

     The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.

     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                                     Aggregate
                                                                                                    Aggregate      Compensation
                                                                                                   Compensation    From the Fund
                                                                                                  From the Fund    Complex as of
Name, Address,               Position     Principal Occupations During the                        as of October     October 31,
DOB                          with Fund    Past 5 years                                               31, 1999           1999
--------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.         Board        President of Squam Investment Management                    $7,137          $10,625
College Road -- RFD 3        Member       Company, Inc. and Great Island Investment
Meredith, NH 03253                        Company, Inc.; President of Bennett Management
1/26/29                                   Company from 1988 to 1993.
--------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                Board        Financial Officer of World Wildlife Fund since              $7,137          $10,625
1250 24/th/ St., NW          Member       January 1999; Vice President for Finance and
Washington, DC 20037                      Administration and Treasurer of Radcliffe College
8/14/51                                   from 1991 to 1999.
--------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk           Board        Executive Vice President and Chief Administrative           $7,137          $10,625
100 King Street West         Member       Officer of Philip Services Corp.; Formerly, a Partner
P.O. Box 2440, LCD-1                      in the Philadelphia office of the law firm Dechert
Hamilton Ontario,                         Price & Rhoads and a Director of Hofler Corp.
Canada L8N-4J6
4/21/42
--------------------------------------------------------------------------------------------------------------------------------
Philip D. English            Board        President and Chief Executive Officer of                    $7,137          $10,625
16 West Madison Street       Member       Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                       of Chektec Corporation and Cyber Scientific, Inc.
8/5/48
--------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*             Board        President of UAM Investment Services, Inc. since               0                0
211 Congress Street          Member       March 1999; Vice President UAM Trust Company
Boston, MA  02110                         since January 1996; Principal of UAM Fund
2/24/53                                   Distributors, Inc. since December 1995; Vice
                                          President of UAM Investment Services, Inc. from
                                          January 1996 to March 1999 and a Director and
                                          Chief Operating Officer of CSFirst Boston
                                          Investment Management from 1993-1995.
--------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*            Board        Chairman, Chief Executive Officer and a Director               0                0
One International Place      Member;      of United Asset Management Corporation;
Boston, MA 02110             President    Director, Partner or Trustee of each of the
3/21/35                      and          Investment Companies of the Eaton Vance Group
                             Chairman     of Mutual Funds.
--------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*       Board        President and Chief Investment Officer of Dewey                0                0
One Financial Center         Member       Square Investors Corporation since 1988; Director
Boston, MA 02111                          and Chief Executive Officer of H.T. Investors, Inc.,
7/1/43                                    formerly a subsidiary of Dewey Square.
--------------------------------------------------------------------------------------------------------------------------------
William H. Park              Vice         Executive Vice President and Chief Financial                   0                0
One International Place      President    Officer of United Asset Management Corporation.
Boston, MA 02110
9/19/47
--------------------------------------------------------------------------------------------------------------------------------
Gary L. French               Treasurer    President of UAMFSI and UAMFDI; Treasurer of                   0                0
211 Congress Street                       the Fidelity Group of Mutual Funds from 1991
Boston, MA 02110                          to 1995; held various other offices with Fidelity
7/4/51                                    Investments from November 1990 to March 1995.
--------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty           Assistant    Vice President of UAMFSI; Manager of Fund                      0                0
211 Congress Street          Treasurer    Administration and Compliance of Chase Global
Boston, MA 02110                          Fund Services Company from 1995 to 1996; Senior
9/18/63                                   Manager of Deloitte & Touche LLP from 1985 to 1995,
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Aggregate
                                                                                                    Aggregate      Compensation
                                                                                                   Compensation    From the Fund
                                                                                                  From the Fund    Complex as of
Name, Address,               Position     Principal Occupations During the                        as of October     October 31,
DOB                          with Fund    Past 5 years                                               31, 1999           1999
--------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce         Assistant    Director, Mutual Fund Operations - SEI                         0                0
SEI Investments              Treasurer    Investments; Senior Manager at Arthur Andersen
One Freedom Valley Rd.                    prior to 1994.
Oaks, PA 19456
12/17/63

Principal Shareholders

As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                            Percentage of Shares
          Name and Address of Shareholder                           Owned
--------------------------------------------------------------------------------
Stanford Management Company                                         27.79%
2770 Sandhill Road
Menlo Park, CA 94025-7070
--------------------------------------------------------------------------------
RJR Reynolds Tobacco CO                                             29.09%
Defined Benefit Master Trust
4 Chase Metrotech Center #18
Brooklyn, NY 11245-0005
--------------------------------------------------------------------------------
Charles Schwab & CO INC                                             17.55%
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4323
--------------------------------------------------------------------------------
University of Guelph                                                 6.70%
FBO Dale Lockie
Pension Investments
University Centre LVL 5
Guelph, Ontario
Canada, NIG 2WI
--------------------------------------------------------------------------------
Nabisco Inc.                                                         6.49%
Defined Benefit Master Trust
4 Chase Metrotech Center #18
Brooklyn, NY 11245-0005

Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940
Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolio.

Investment Advisory and Other Services

INVESTMENT ADVISER

Acadian Asset Management, Inc., a Massachusetts corporation located at Two International Place, Boston, Massachusetts 02110, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1986.

The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.



Investment Advisory Agreement

This section summarizes some of the important provisions of the Investment Advisory Agreement. The Fund has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

Service Performed by Adviser

The adviser:

 .    Manages the investment and reinvestment of the portfolio's assets;

 .    Continuously reviews, supervises and administers the investment program of the portfolio; and

 .    Determines what portion of the portfolio's assets will be invested in securities and what portion will consist of cash.

Limitation of Liability

In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

Continuing an Investment Advisory Agreement

The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

 .    Majority of those Board Members who are not parties to the Investment
     Advisory Agreement or interested persons of any such party; and

 .    (2) (a) majority of the Members or (b) a majority of the shareholders of the portfolio.

Terminating an Investment Advisory Agreement

The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

 .    A majority of the portfolio's shareholders vote to do so or a majority of
     Board Members vote to do so; and

 .    It gives the adviser 60 days' written notice.

The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees

For its services, the portfolio pays its adviser a fee equal to of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolio paid the following in management fees to the adviser:

                                                   Investment Advisory Fees Paid
--------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio                          $1,274,940
     1999
--------------------------------------------------------------------------------
     1998                                                   $  812,228
--------------------------------------------------------------------------------
     1997                                                   $  862,391


DISTRIBUTOR

UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS

UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund or the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

     .    Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .    SEC fees and state Blue-Sky fees.

     .    EDGAR filing fees.

     .    Processing services and related fees.

     .    Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .    Insurance premiums including fidelity bond premiums.

     .    Outside legal expenses.

     .    Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .    Cost and expenses of Fund stationery and forms.

     .    Costs of special telephone and data lines and devices.

     .    Trade association dues and expenses.

     .    Any extraordinary expenses and other customary Fund expenses.

     The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.

Administration and Transfer Agency Services Fees

     The portfolio pays a four-part fee to UAMFSI as follows:

     1. In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

          .    $19,500 for the first operational class; plus

          .    $3,750 for each additional class; plus

          . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                                  Annual Rate
               -----------------------------------------------------------------
               Acadian Emerging Markets Portfolio                     0.063%

     2. The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

          .    Not more than $35,000 for the first operational class; plus

          .    $5,000 for each additional operational class; plus

          . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

     3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

For the last three fiscal years the portfolio paid the following in administration and sub-administration fees:

                                             Administrators Fee  Sub-Administrators Fee  Total Administration Fee
-----------------------------------------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio                      $89,112                $102,354                  $191,466
  1999
-----------------------------------------------------------------------------------------------------------------
  1998                                                  $31,634                $ 82,333                  $113,967
-----------------------------------------------------------------------------------------------------------------
  1997                                                  $51,734                $ 89,053                  $140,787

CUSTODIAN
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
-------------------------------------------------------------------------------

     The adviser makes investment decisions for the portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the portfolio paid the following in brokerage commissions:

                                                        Brokerage Commissions
     --------------------------------------------------------------------------
     Acadian Emerging Markets Portfolio                               $574,983
       1999
     --------------------------------------------------------------------------
       1998                                                           $298,630
     --------------------------------------------------------------------------
       1997                                                           $184,776

Capital Stock and Other Securities

The Fund

     The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------

     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     . Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

     The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.



FEDERAL TAXES

     The portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If the portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     The portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Purchase, Redemption and Pricing of Shares


NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

     Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.

In-Kind Purchases


     At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

     The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the portfolio;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine

Redemptions-In-Kind

If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

The Fund requires signature guarantees for certain types of documents, including:

 .    Written requests for redemption;

 .    Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

 .    On all stock certificates tendered for redemption.

The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information

Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

When the Fund may suspend redemption privileges or postpone the date of payment:

 .    when the NYSE and custodian bank are closed;

 .    when trading on the NYSE is restricted;

 .    during any period when an emergency exists as defined by the rules of the
     Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

 .    for such other periods as the Commission may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.




Performance Calculations

     The portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The fund calculates the average annual total return of the portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     The fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the portfolio's average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from the portfolio's inception date through October 31, 1999.

                                                                            Shorter of
                                                                         10 Years or Since
                                               One Year     Five Years       Inception        Inception Date
     ---------------------------------------------------------------------------------------------------------
     Acadian Emerging Markets Portfolio         41.49%       - 5.73%           0.72%              6/17/93

YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

          d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     The portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the portfolio;

     .    that the indices and averages are generally unmanaged; and

     . that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.

Financial Statements


     The following documents are included in the portfolio's October 31, 1999 Annual Report:

     .    Financial statements for the fiscal year ended October 31, 1999.

     .    Financial highlights for the respective periods presented

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolio's Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolio's Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the portfolio.

     Board Member refers to a single member of the Fund's Board.

     Board refers to the Fund's Board of Trustees as a group.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     Fund refers to UAM Funds, Inc.

     Governing Board, see Board.

     NAV is the net asset value per share of a portfolio.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium-- grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c         This is the lowest rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or   Moody's applies numerical modifiers 1, 2, and 3 in each rating
minus (-)     classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating catefory; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

Aaa           Bonds which are rated Aaa are judged to be of the best quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba            Bonds which are rated Ba are judged to have speculative elements;
              their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)    (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


               Issuers rated Prime-1 (or supporting institution) have a
     Prime-1 superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               .    Leading market positions in well-established industries.

               . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------




     Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.


     C A subordinated debt or preferred stock obligation rated 'C' is CURENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

   AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA+/AA/   High credit quality.  Protection factors are strong. Risk is
   AA-       modest but may vary slightly from time to time because of economic conditions.

   A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

   BBB+/BBB  Below-average protection factors but still considered sufficient
   BBB- for prudent investment. Considerable variability in risk during economic cycles.

   BB+/BB/   Below investment grade but deemed likely to meet obligations when
   BB-       due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

   B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

   CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

   DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

   DP        Preferred stock with dividend arrearages.

Short-Term Debt

   High Grade

   D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

   D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

   D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

   Good Grade

   D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

   Satisfactory Grade

   D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

   Non-Investment Grade

   D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

   Default

   D-5       Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

   Investment Grade

   AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


   Speculative Grade

   BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

               Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D         Default.  Denotes actual or imminent payment default.


Notes

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


Comparative Benchmarks

(alphabetically)

CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies
Service -- publications that rate fund performance over specified time periods.


Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

Lehman Brothers Indices:
------------------------

Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Associateion (FNMA).

Lipper, Inc./Lipper Indices/Lipper Averages
-------------------------------------------

The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

Russell U.S. Equity Indexes:
----------------------------

Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

Standard & Poor's U.S. Indices:
-------------------------------

In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

Standard & Poor's CANADA Indices:
---------------------------------

S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

Standard & Poor's Global Indices:
---------------------------------

S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan --are represented in the new index.

S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.


Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)



                             The C & B Portfolios
                            C & B Equity Portfolio
                 C & B Equity Portfolio for Taxable Investors
                        C & B Mid Cap Equity Portfolio
                           C & B Balanced Portfolio

                          Institutional Class Shares



                       Statement of Additional Information
                               February 28, 2000



This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the portfolios dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolios by contacting the UAM Funds at the address listed above.

                               Table Of Contents
Description of Permitted Investments......................................    1
  What Investment Strategies May the Portfolios Use?......................    1
  Debt Securities.........................................................    2
  Derivatives.............................................................    9
  Equity Securities.......................................................   17
  Foreign Securities......................................................   18
  Investment Companies....................................................   22
  Repurchase Agreements....................................................  22
  Restricted Securities....................................................  23
  Securities Lending.......................................................  23
  When Issued Transactions.................................................  23
Investment Policies of the Portfolios......................................  24
  Fundamental Policies.....................................................  24
Management Of The Fund.....................................................  25
Principal Shareholders.....................................................  27
Investment Advisory and Other Services.....................................  28
  Investment Adviser.......................................................  28
  Distributor..............................................................  30
  Shareholder Servicing Arrangements.......................................  30
  Administrative Services..................................................  30
  Custodian................................................................  32
  Independent Accountants..................................................  32
Brokerage Allocation and Other Practices...................................  32
  Selection of Brokers.....................................................  32
  Simultaneous Transactions................................................  33
  Brokerage Commissions....................................................  33
Capital Stock and Other Securities.........................................  34
  Description Of Shares And Voting Rights..................................  34
Purchase, Redemption and Pricing of Shares.................................  35
  Net Asset Value Per Share................................................  35
  Purchase of Shares.......................................................  36
  Redemption of Shares.....................................................  37
  Exchange Privilege.......................................................  39
  Transfer Of Shares.......................................................  39
Performance Calculations...................................................  39
  Total Return.............................................................  39
  Yield....................................................................  40
  Comparisons..............................................................  40
Financial Statements.......................................................  41
Glossary...................................................................  41
Bond Ratings...............................................................  42
  Moody's Investors Service, Inc...........................................  42
  Standard & Poor's Ratings Services.......................................  44
  Duff & Phelps Credit Rating Co...........................................  47
  Fitch IBCA Ratings.......................................................  48
Comparative Benchmarks.....................................................  50

Description of Permitted Investments


WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIOS USE?
--------------------------------------------------------------------------------
   The portfolios currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolios to use these investments in "What Are the Investment Policies of the Portfolios?"

Balanced Portfolio
   .  Equity securities.

   .  Debt securities.

   .  Futures.

   .  Options.

   .  Investment companies.

   .  Repurchase agreements.

   .  Restricted securities.

   .  Securities lending.

   .  When issued securities.

Equity Portfolio
   .  Equity securities.

   .  Short-term investments.

   .  Futures.

   .  Options.

   .  Investment companies.

   .  Repurchase agreements.

   .  Restricted securities.

   .  Securities lending.

   .  When issued securities.

Mid Cap Equity Portfolio
   .  Equity securities.

   .  Short-term investments.

   .  Futures.

   .  Options.

   .    Investment companies.

   .    Repurchase agreements.

   .    Restricted securities.

   .    Securities lending.

   .    When issued securities.

Equity Portfolio For Taxable Investors
   .    Equity securities.

   .    Short-term investments.

   .    Futures.

   .    Options.

   .    Investment companies.

   .    Repurchase agreements.

   .    Restricted securities.

   .    Securities lending.

   .    When issued securities.


DEBT SECURITIES
--------------------------------------------------------------------------------
   Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

   U.S. Government Securities
   U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

   The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

   .  by the right of the issuer to borrow from the U.S. Treasury;

   . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

   .  by the credit of the sponsoring agency.

   While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

Corporate Bonds
Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


Mortgage-Backed Securities

Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA)

GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a portfolio's shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

Federal National Mortgage Association (FNMA)

FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest

Federal Home Loan Mortgage Corporation (FHLMC)

FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

 .  payments of interest and principal are more frequent (usually monthly); and

 . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a portfolio to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


Collateralized Mortgage Obligations (CMOs)
CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments
To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations
A portfolio will only invest in a security issued by a commercial bank if the bank:

 .  has total assets of at least $1 billion, or the equivalent in other currencies;
 .  is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
   and
 . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.


Time Deposits
Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

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Banker's Acceptance
A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper
Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds
Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

Zero Coupon Bonds

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

   The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

   Maturity
   Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

   A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

   Duration
   Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

   An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

   The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

   Interest Rates
   The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

   Prepayment Risk
   This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a portfolio. If left unattended, drifts in the average maturity of a portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

   Extension Risk
   The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

   Credit Rating
   Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

   Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

   A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

   Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

   Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

   The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the
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


   security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
--------------------------------------------------------------------------------
   Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

   Futures

   A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

   Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

   Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

   Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

   The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

   Options

   An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

   Purchasing Put and Call Options

   When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

   Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

   The purchaser of an option may terminate its position by:

   .  Allowing it to expire and losing its entire premium;

   . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

   .  Closing it out in the secondary market at its current price.

   Selling (Writing) Put and Call Options

   When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

   The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

   The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

   The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

   . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

   . A call option on the same security or index with the same or lesser exercise price;

   . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

   . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

   . In the case of an index, the portfolio of securities that corresponds to the index.

   The portfolio can cover a put option by, at the time of selling the option:

   .  Entering into a short position in the underlying security;

   . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

   . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

   .  Maintaining the entire exercise price in liquid securities.


   Options on Securities Indices
   Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

   Options on Futures
   An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

   The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


   The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

   The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.


   Combined Positions

   The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   Forward Foreign Currency Exchange Contracts
   A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

   . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

   . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

   .  Do not require an initial margin deposit.

   . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

   Foreign Currency Hedging Strategies

   A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received.

   Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

   The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

   The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

   It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

   Swaps, Caps, Collars and Floors


   Swap Agreements
   A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

   Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

    Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

   A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

   Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

   Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

   Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

   Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

   Caps, Collars and Floors

   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

   While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

   When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.


   Correlation of Prices

   The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

   Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

   . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

   . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

   . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

Lack of Liquidity

Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

   . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

   .   have to purchase or sell the instrument underlying the contract;

   .   not be able to hedge its investments; and

   .   not be able realize profits or limit its losses.

   Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

   . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

   . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

   . the facilities of the exchange may not be adequate to handle current trading volume;

   . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

   . investors may lose interest in a particular derivative or category of derivatives.

   Management Risk

   If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

   Volatility and Leverage
   The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

   .   actual and anticipated changes in interest rates;

   .   fiscal and monetary policies; and

   .   national and international political events.

   Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

   Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

   If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

   Common Stocks
   Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

   Preferred Stocks
   Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

   Convertible Securities
   Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

   Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

   Rights and Warrants
   A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

   An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

   General Risks of Investing in Stocks
   While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   . Factors affecting an entire industry, such as increases in production costs; and

   . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

   Small and Medium-Sized Companies
   Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

   Technology Companies
   Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

   Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

   . They can invest directly in foreign securities denominated in a foreign currency;

   . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

 . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

 . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

 . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision

There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk

The adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

 .   They are generally not as developed or efficient as, and more volatile, than those in the United States;

 .   They have substantially less volume;

 .   Their securities tend to be less liquid and to experience rapid and erratic price movements;

 .   Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

 .   Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

 .   They may have different settlement practices, which may cause delays and increase the potential for failed settlements.


Foreign Currency Risk

While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

 . It may be expensive to convert foreign currencies into United States dollars and vice versa;

 . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:


  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

Investment Companies
--------------------

  A portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a portfolio. Like other shareholders, each portfolio would pay its proportionate share of those fees. Consequently, shareholders of a portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. A portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with a portfolio's investment policies and restrictions; and

  . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

  The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.


Repurchase Agreements
---------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolios normally use repurchase agreements to earn income on assets that are not invested.

  When a portfolio enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.

Restricted Securities
---------------------

  The portfolios may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a portfolio or less than what may be considered the fair value of such securities.

Securities Lending
------------------

  A portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When a portfolio lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.


When Issued Transactions
------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolios

  A portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Fundamental Policies
--------------------
  The following investment limitations are fundamental, which means a portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act.

  Each of the portfolios will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the of the U.S. government or any if its agencies or instrumentalities).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest for the purpose of exercising control over management of any company.

  . Invest in commodities except that each portfolio may invest in futures contracts and options to the extent that not more than 5% of a portfolio's assets are required as deposit to secure obligations under futures contracts.

  . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the u.s. government, and its agencies when a portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

  . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are in compliance with the 1940 Act, and the rules and regulations or interpretations of the sec.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  .  Purchase additional securities when borrowings exceed 5% of total assets.

  .  Purchase on margin or sell short, except as specified above.

  . Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

  . Purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Management Of The Fund

  The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.


  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                  Aggregate Compensation    Aggregate Compensation
                                                       Principal Occupations        From the Fund as of      From the Fund Complex
  Name, Address, DOB         Position with Fund        During the Past 5 years        October 31, 1999       as of October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.         Board Member             President of Squam                     $7,137                   $10,625
College Road -- RFD 3                                 Investment Management
Meredith, NH 03253                                    Company, Inc. and Great
1/26/29                                               Island Investment
                                                      Company, Inc.; President
                                                      of Bennett Management
                                                      Company from 1988 to 1993.
-----------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                Board Member             Financial Officer of                   $7,137                   $10,625
1250 24/th/ St., NW                                   World Wildlife Fund since
Washington, DC  20037                                 January 1999; Vice
8/14/51                                               President for Finance and
                                                      Administration and
                                                      Treasurer of Radcliffe
                                                      College from 1991 to 1999.
-----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk           Board Member             Executive Vice President               $7,137                   $10,625
100 King Street West                                  and Chief Administrative
P.O. Box 2440, LCD-1                                  Officer of Philip
Hamilton  Ontario,                                    Services Corp.; Formerly,
Canada L8N-4J6                                        a Partner in the
4/21/42                                               Philadelphia office of
                                                      the law firm Dechert
                                                      Price & Rhoads and a
                                                      Director of Hofler Corp.
----------------------------------------------------------------------------------------------------------------------------------
Philip D. English            Board Member             President and Chief                    $7,137                   $10,625
16 West Madison Street                                Executive Officer of
Baltimore, MD 21201                                   Broventure Company, Inc.;
8/5/48                                                Chairman of the Board of
                                                      Chektec Corporation and
                                                      Cyber Scientific, Inc.
----------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*             Board Member             President of UAM                           0                         0
211 Congress Street                                   Investment Services, Inc.
Boston, MA  02110                                     since March 1999; Vice
2/24/53                                               President UAM Trust
                                                      Company since January
                                                      1996; Principal of UAM
                                                      Fund Distributors, Inc.
                                                      since December 1995; Vice
                                                      President of UAM
                                                      Investment Services, Inc.
                                                      from January 1996 to
                                                      March 1999 and a Director
                                                      and Chief Operating
                                                      Officer of CS First
                                                      Boston Investment
                                                      Management from 1993-1995.
----------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*            Board Member; President  Chairman, Chief Executive                  0                         0
One International Place      and Chairman             Officer and a Director of
Boston, MA 02110                                      United Asset Management
3/21/35                                               Corporation; Director,
                                                      Partner or Trustee of
                                                      each of the Investment
                                                      Companies of the Eaton
                                                      Vance Group of Mutual
                                                      Funds.
----------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*       Board Member             President and Chief                        0                         0
One Financial Center                                  Investment Officer of
Boston, MA 02111                                      Dewey Square Investors
7/1/43                                                Corporation since 1988;
                                                      Director and Chief
                                                      Executive Officer of H.T.
                                                      Investors, Inc., formerly
                                                      a subsidiary of Dewey
                                                      Square.
----------------------------------------------------------------------------------------------------------------------------------
William H. Park              Vice President           Executive Vice President                   0                         0
One International Place                               and Chief Financial
Boston, MA 02110                                      Officer of United Asset
9/19/47                                               Management Corporation.
----------------------------------------------------------------------------------------------------------------------------------
Gary L. French               Treasurer                President of UAMFSI and                    0                         0
211 Congress Street                                   UAMFDI; Treasurer of the
Boston, MA 02110                                      Fidelity Group of Mutual
7/4/51                                                Funds from 1991 to 1995;
                                                      held various other
                                                      offices with Fidelity
                                                      Investments from November
                                                      1990 to March 1995.
-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty           Assistant Treasurer      Vice President of UAMFSI;                  0                         0
211 Congress Street                                   Manager of Fund
Boston, MA 02110                                      Administration and
9/18/63                                               Compliance of Chase
                                                      Global Fund Services
                                                      Company from 1995 to
                                                      1996; Senior Manager of
                                                      Deloitte & Touche LLP
                                                      from 1985 to 1995,
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce         Assistant Treasurer      Director, Mutual Fund                      0                         0
SEI Investments                                       Operations - SEI
One Freedom Valley Rd.                                Investments; Senior
Oaks, PA  19456                                       Manager at Arthur
12/17/63                                              Andersen prior to 1994.

Principal Shareholders


  As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:


                                           Percentage of Shares
  Name and Address of Shareholder               Owned                   Portfolio                             Class
  ----------------------------------------------------------------------------------------------------------------------------
  First Union National Bank                     65.02%            C&B Balanced Portfolio            Institutional Class Shares
  FBO UFCW Local 56 & Food Industry
  525 West WT Harris Blvd CMG NC 1151
  Charlotte, NC 28262-8522
  ----------------------------------------------------------------------------------------------------------------------------
  St. Andrews Church                            11.73%            C&B Balanced Portfolio            Institutional Class Shares
  Memorial Endowment Fund
  PO Box 1287
  Edgartown, MA 02539-1287
  ----------------------------------------------------------------------------------------------------------------------------
  First Union National Bank                     34.82%            C&B Balanced Portfolio            Institutional Class Shares
  FBO AAA Inc Traffic Safety
  525 West WT Harris Blvd CMG NC 1151
  Charlotte, NC 28262-8522
  -----------------------------------------------------------------------------------------------------------------------------
  NFSC FEBO                                      14.47%             C&B Equity Portfolio             Institutional Class Shares
  Firstar - Reinvest 401K
  PO Box 1787
  Mutual Funds, 9/th/ FL
  Milwaukee, WI 53201-1787
  -----------------------------------------------------------------------------------------------------------------------------
  Ironworkers Local 397 Pension Fund             10.08%             C&B Equity Portfolio             Institutional Class Shares
  c/o Administrative Services Inc.
  Attn:  Fund Accounting
  PO Box 83900
  Miami, FL 332839000
  -----------------------------------------------------------------------------------------------------------------------------
  Bruce J. Oliveira                               8.88%             C&B Equity Portfolio             Institutional Class Shares
  Administrator/TTEE
  FBO IBEW Local 223 Pension Trst Fnd
  PO Box 1238
  Lakeville, MA 02347-7238
  -----------------------------------------------------------------------------------------------------------------------------
  Central New York Community                      8.86%             C&B Equity Portfolio             Institutional Class Shares
  Foundation Inc.
  500 S. Salina St.  Ste 428
  Syracuse, NY 13202-3314
  -----------------------------------------------------------------------------------------------------------------------------
  A. Cirillo, D. Faicco, R. Samuels               5.23%             C&B Equity Portfolio             Institutional Class Shares
  Joseph Guerrera & David Smith TR
  Fulton Fish Market PFA 7 DEC TR
  PART Fulton Fish Market Pension
  140 Beekman Street
  New York, NY 10038-02010
  -----------------------------------------------------------------------------------------------------------------------------
  Patricia Schlitt                               29.88%             C&B Equity Portfolio for         Institutional Class Shares
  S. Sanford Schlitt                                                   Taxable Investors
  Subject to DST TOD Rules
  491 Meadow Lark Drive
  Sarasota, FL 34236-1901
  -----------------------------------------------------------------------------------------------------------------------------
  John Musselman TR                              15.90%             C&B Equity Portfolio for         Institutional Class Shares
  John Musselman Revocable Trust                                       Taxable Investors
  22 Kent Street
  Windham, NH 03087-1645
  -----------------------------------------------------------------------------------------------------------------------------


                                            Percentage of Shares
   Name and Address of Shareholder               Owned                          Portfolio                    Class
   --------------------------------------------------------------------------------------------------------------------------------
   Ann Hauptman & Cynthia Jacobs                11.20%                  C&B Equity Portfolio for        Institutional Class Shares
   TR  FBO Gunther A. Hauptman TR                                       Taxable Investors
   4 Briga Ln
   White Plains,  NY  10605-4647
   --------------------------------------------------------------------------------------------------------------------------------
   Charles Schwab & Co., Inc.                    9.32%                  C&B Equity Portfolio for        Institutional Class Shares
   Reinvest Account                                                       Taxable Investors
   Attn:  Mutual Funds
   101 Montgomery Street
   San Francisco,  CA  94104-4122
   ---------------------------------------------------------------------------------------------------------------------------------
   Bruce A. Boulware & Lizabeth A.               8.38%                  C&B Equity Portfolio for        Institutional Class Shares
   Boulware TWROS                                                         Taxable Investors
   1 Central Park West Apt 28E
   New York, NY 10023-7703 10023
   ---------------------------------------------------------------------------------------------------------------------------------
   Ray Hatcher &                                 5.54%                  C&B Equity Portfolio for        Institutional Class Shares
   Kathleen S. Hatcher TWROS                                              Taxable Investors
   2504 W. 98th Street
   Cleveland, OH 44102-4608
   ---------------------------------------------------------------------------------------------------------------------------------
   Vanguard Fiduciary Trust Co.                 76.51%                  C&B Mid Cap Equity              Institutional Class Shares
    FBO UAM Corp  Profit Sharing                                             Portfolio
    401K Plan, Vanguard Fiduciary
    Trust Group Sp. Servies
   PO Box 2600  VM 421
   Valley Forge,  PA  19482-2600
   ------------------------------------------------------------------------------------------------------------------------------
   UAM Trust Co CUST                             6.96%                  C&B Mid Cap Equity              Institutional Class Shares
   FBO John J. Medveckis R/O IRA                                            Portfolio
   C/O Cooke & Bieler Inc.
   1700 Market Street, Suite 3222
   Philadelphia, PA 19103-3912
   ------------------------------------------------------------------------------------------------------------------------------

  Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolios.


Investment Advisory and Other Services

Investment Adviser

   Cooke & Bieler, Inc., a Pennsylvania corporation located at 1700 Market Street, Philadelphia, PA 19103, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

   The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.

Investment Advisory Agreement

   This section summarizes some of the important provisions the Investment Advisory Agreements. The Fund has filed each agreement with the SEC as part of its registration statement on Form N-1A.

   Service Performed by Adviser

   Each adviser:

   . Manages the investment and reinvestment of a portfolio's assets;

   . Continuously reviews, supervises and administers the investment program of a portfolio; and

   . Determines what portion of a portfolio's assets will be invested in securities and what portion will consist of cash.


   Limitation of Liability

   In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

   Continuing an Investment Advisory Agreement

   An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

   . Majority of those Board Members who are not parties to the Investment
     Advisory Agreement or interested persons of any such party; and

   . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the portfolio.



   Terminating an Investment Advisory Agreement
   The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

   . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

   . It gives the adviser 60 days' written notice.

   The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

   An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

   For its services, each portfolio pays its adviser the following annual fees, which are expressed as a percentage of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolios paid the following in management fees to the adviser:

                                        Investment Advisory              Investment Advisory       Total Investment
                                           Fees Paid  Investment             Fees Waived              Advisory Fees
   ---------------------------------------------------------------------------------------------------------------------
   Balanced Portfolio                          $105,758                         $102,289                  $  3,469
        1999
   ---------------------------------------------------------------------------------------------------------------------
        1998                                   $ 70,255                         $ 67,927                  $  2,328
   ---------------------------------------------------------------------------------------------------------------------
        1997                                   $ 89,715                         $ 54,862                  $ 34,853
   ---------------------------------------------------------------------------------------------------------------------
   Equity Portfolio                            $677,029                         $      0                  $677,029
        1999
   ---------------------------------------------------------------------------------------------------------------------
        1998                                   $966,726                         $      0                  $966,726
   ---------------------------------------------------------------------------------------------------------------------
        1997                                   $882,890                         $      0                  $882,890
   ---------------------------------------------------------------------------------------------------------------------
   Mid Cap Equity Portfolio                    $      0                         $  8,217                  $      0
        1999
   ---------------------------------------------------------------------------------------------------------------------
        1998                                   $      0                         $  3,589                  $      0
   ---------------------------------------------------------------------------------------------------------------------
        1997                                     N/A                            N/A                         N/A
   ---------------------------------------------------------------------------------------------------------------------
   Equity Portfolio For Taxable Investors      $      0                         $ 23,723                  $      0
        1999
   ---------------------------------------------------------------------------------------------------------------------
        1998                                   $      0                         $ 16,532                  $      0
   ---------------------------------------------------------------------------------------------------------------------
        1997                                   $      0                         $  3,003                  $      0

Distributor
-----------
  UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

Shareholder Servicing Arrangements
----------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund or the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.


Administrative Services
-----------------------
Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

   . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

   .  SEC fees and state Blue-Sky fees.

   .  EDGAR filing fees.

   .  Processing services and related fees.

   .  Advisory and administration fees.

   . Charges and expenses of pricing and data services, independent public accountants and custodians.

   .  Insurance premiums including fidelity bond premiums.

   .  Outside legal expenses.

   .  Costs of maintenance of corporate existence.

   . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

   . Printing and production costs of shareholders' reports and corporate meetings.

   .  Cost and expenses of Fund stationery and forms.

   .  Costs of special telephone and data lines and devices.

   .  Trade association dues and expenses.

   .  Any extraordinary expenses and other customary Fund expenses.


   The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.

   UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.

Administration and Transfer Agency Services Fees

   Each portfolio pays a four-part fee to UAMFSI as follows:

   1 In exchange for administrative services, a portfolio pays a fee to UAMFSI calculated at the annual rate of:

      . $19,500 for the first operational class; plus

      . $3,750 for each additional class; plus

      . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                Annual Rate
        ---------------------------------------------------
        Balanced Portfolio                           0.063%
        ---------------------------------------------------
        Equity Portfolio                             0.043%
        ---------------------------------------------------
        Mid Cap Equity Portfolio                     0.043%
        ---------------------------------------------------
        Equity Portfolio For Taxable Investors       0.043%

   2 Each portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

      . Not more than $35,000 for the first operational class; plus

      . $5,000 for each additional operational class; plus

      . 0.03% of their pro rata share of the combined assets of the UAM Funds
        Complex.

   3 An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

   4 An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

   For the last three fiscal years the portfolios paid the following in administration and sub-administration fees:

                                          Administrators Fee  Sub-Administrators Fee  Total Administration Fee
   --------------------------------------------------------------------------------------------------------------
   Balanced Portfolio                            $18,964                $ 58,849                  $ 77,813
      1999
   --------------------------------------------------------------------------------------------------------------
      1998                                       $16,107                $ 79,810                  $ 95,917
   --------------------------------------------------------------------------------------------------------------
      1997                                       $13,866                $ 76,870                  $ 90,736
   --------------------------------------------------------------------------------------------------------------
   Equity Portfolio                              $54,969                $ 94,088                  $149,057
      1999
   --------------------------------------------------------------------------------------------------------------
      1998                                       $31,273                $145,022                  $176,295
   --------------------------------------------------------------------------------------------------------------
      1997                                       $56,505                $137,773                  $194,278
   --------------------------------------------------------------------------------------------------------------
   Mid Cap Equity Portfolio                      $ 8,500                $ 40,291                  $ 48,791
      1999
   --------------------------------------------------------------------------------------------------------------
      1998                                       $ 1,690                $ 23,821                  $ 25,511
   --------------------------------------------------------------------------------------------------------------
      1997                                         N/A                     N/A                       N/A
   --------------------------------------------------------------------------------------------------------------
   Equity Portfolio For Taxable Investors        $ 6,592                $ 57,574                  $ 64,166
      1999
   --------------------------------------------------------------------------------------------------------------
      1998                                       $ 3,684                $ 61,533                  $ 65,217
   --------------------------------------------------------------------------------------------------------------
      1997                                       $   191                $ 23,521                  $ 23,712


Custodian
---------
   The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

Independent Accountants
-----------------------
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

Brokerage Allocation and Other Practices

Selection of Brokers

   Each Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

   It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

Simultaneous Transactions
-------------------------

   The adviser makes investment decisions for each portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.


Brokerage Commissions
---------------------

Equity Securities

   Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

   Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid
   For the last three fiscal years, the portfolios paid the following in brokerage commissions:

                                          Brokerage Commissions
   ------------------------------------------------------------
      Balanced Portfolio                          $ 13,851
      1999
   ------------------------------------------------------------
      1998                                        $ 14,854
   ------------------------------------------------------------
      1997                                        $ 14,006
   ------------------------------------------------------------
   Equity Portfolio                               $201,243
      1999
   ------------------------------------------------------------
      1998                                        $144,662
   ------------------------------------------------------------
      1997                                        $137,773
   ------------------------------------------------------------
   Mid Cap Equity Portfolio                       $  4,754
      1999
   ------------------------------------------------------------
      1998                                        $  2,184
   ------------------------------------------------------------
      1997                                           N/A
   ------------------------------------------------------------
   Equity Portfolio For Taxable Investors         $  2,287
      1999
   ------------------------------------------------------------
      1998                                        $  5,124
   ------------------------------------------------------------
      1997                                        $  1,054

Capital Stock and Other Securities


The Fund
   The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.


Description Of Shares And Voting Rights
---------------------------------------
   The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

   The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

   If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

   The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

   The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.


Dividend and Distribution Options
   There are three ways for shareholders to receive dividends and capital gains:

   . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

   . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

   .  Income dividends and capital gains distributions are paid in cash.

   Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

   The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.



FEDERAL TAXES

   Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If a portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

   A portfolios' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.


Purchase, Redemption and Pricing of Shares


Net Asset Value Per Share
-------------------------
Calculating NAV

   The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

   .  Liabilities include accrued expenses and dividends payable; and

   . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

   Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

   Equity Securities

   Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

   Debt Securities

   Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

   Other Assets

   The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.


Purchase of Shares
------------------

   Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

   Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

   The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.


In-Kind Purchases

   At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

   The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

   .  The securities are eligible investments for the portfolio;

   .  The securities have readily available market quotations;

   . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

   . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

   . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.


   Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

Redemption of Shares
--------------------
   When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail
   Requests to redeem shares must include:

   .  Share certificates, if issued;

   . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

   .  Any required signature guarantees (see "Signature Guarantees"); and

   . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

   Shareholders may not do the following by telephone:

   . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

   .  Redeem shares represented by a certificate.

   The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

   If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.


   The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

   The Fund requires signature guarantees for certain types of documents, including:

   .  Written requests for redemption;

   . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

   .  On all stock certificates tendered for redemption.

   The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

   The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information

   Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

   When the Fund may suspend redemption privileges or postpone the date of payment:

   .  when the NYSE and custodian bank are closed;

   .  when trading on the NYSE is restricted;

   . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

   .  for such other periods as the Commission may permit.

Exchange Privilege
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

Transfer Of Shares
--------------------------------------------------------------------------------
     Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.



Performance Calculations


     Each portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each portfolio.



Total Return
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The fund calculates the average annual total return of a portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.



     The fund calculates these figures according to the following formula:

          P (1 + T)/n/ = ERV

          Where:

          P    =    a hypothetical initial payment of $1,000

          T    =    average annual total return

          n    =    number of years

          ERV  =    ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).



     Set forth in the table below are the portfolios' average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from a portfolio's inception date through October 31, 1999.

                                                                            Shorter of
                                                                            10 Years or
                                                 One Year   Five Years    Since Inception     Inception Date
     --------------------------------------------------------------------------------------------------------
     Balanced Portfolio                            3.10%      12.74%           10.87%           12/29/89
     --------------------------------------------------------------------------------------------------------
     Equity Portfolio                              7.73%      17.43%           13.84%            5/15/90
     --------------------------------------------------------------------------------------------------------
     Mid Cap Equity Portfolio                      2.19%        N/A             0.34%            2/18/98
     --------------------------------------------------------------------------------------------------------
     Equity Portfolio For Taxable Investors        6.23%        N/A            10.99%            2/12/97


 Yield
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.



     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.



     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

          d = the maximum offering price per share on the last day of the period.

Comparisons
--------------------------------------------------------------------------------

     A portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a portfolio;

     .    that the indices and averages are generally unmanaged; and

     . that the items included in the calculations of such averages may not be identical to the formula used by a portfolio to calculate its performance; and

     .    that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a portfolio will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the portfolios' October 31, 1999 Annual Report:

     .    Financial statements for the fiscal year ended October 31, 1999.

     .    Financial highlights for the respective periods presented

     .    The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolios' Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolios' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser to each portfolio.

     Board Member refers to a single member of the Fund's Board.

     Board refers to the Fund's Board of Trustees as a group.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     Fund refers to UAM Funds, Inc.

     Governing Board, see Board.

     NAV is the net asset value per share of a portfolio.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

     Portfolio refers to a single series of the Fund, while portfolios refer to all of the series of the Fund.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

Bond Ratings



Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium-- grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or    Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)      rating classification: the modifier 1 indicates that the
                    security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...)     (This rating applies only to U.S. Tax-Exempt Municipals)
                    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                         . Leading market positions in well-established industries.

                         . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.





          The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

     Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.



Duff & Phelps Credit Rating Co.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+/AA/   High credit quality. Protection factors are strong. Risk is
     AA-       modest but may vary slightly from time to time because of
               economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB  Below-average protection factors but still considered sufficient
     BBB- for prudent investment. Considerable variability in risk during economic cycles.

     BB+/BB/   Below investment grade but deemed likely to meet obligations when
     BB-       due. Present or prospective financial protection factors
               fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP        Preferred stock with dividend arrearages.

Short-Term Debt

     High Grade

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Good Grade

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Default

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

     Investment Grade

     AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C            High default risk. Default is a real possibility.
                         Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                              Entities rated in this category have defaulted on
                         some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings
     F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C                   High default risk. Default is a real possibility.
                         Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D                   Default.  Denotes actual or imminent payment default.

     Notes
     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

     'NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.



Comparative Benchmarks

     (alphabetically)

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.



     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service-- publications that rate fund performance over specified time periods.



     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.



     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade

     (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

     Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.



     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).



     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.



     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.



     Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.



     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.



     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

Standard & Poor's U.S. Indices:
------------------------------

In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

Standard & Poor's CANADA Indices:
--------------------------------

S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

Standard & Poor's Global Indices:
--------------------------------

S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.


Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.


Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.


U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.


Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.


Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                 PO UAM Funds
                                  Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)








                              The DSI Portfolios
                            DSI Balanced Portfolio
                        DSI Disciplined Value Portfolio
                      DSI Limited Maturity Bond Portfolio
                          DSI Money Market Portfolio
                         DSI Small Cap Value Portfolio

                          Institutional Class Shares


                        DSI Disciplined Value Portfolio
                      Institutional Service Class Shares



                      Statement of Additional Information
                               February 28, 2000







This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectuses of the portfolios dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolios by contacting the UAM Funds at the address listed above.

Table Of Contents

Description of Permitted Investments.....................................................................................     1
   What Investment Strategies May the Portfolios Use?....................................................................     1
   Debt Securities.......................................................................................................     2
   Derivatives...........................................................................................................     9
   Equity Securities.....................................................................................................    18
   Foreign Securities....................................................................................................    19
   Investment Companies..................................................................................................    23
   Repurchase Agreements.................................................................................................    23
   Restricted Securities.................................................................................................    24
   Securities Lending....................................................................................................    24
   When Issued Transactions..............................................................................................    24
Investment Policies of the Portfolios....................................................................................    25
   Fundamental Policies..................................................................................................    25
   Non-Fundamental Policies..............................................................................................    27
Management Of The Fund...................................................................................................    28
Principal Shareholders...................................................................................................    30
Investment Advisory and Other Services...................................................................................    31
   Investment Adviser....................................................................................................    31
   Distributor...........................................................................................................    35
   Service And Distribution Plans........................................................................................    35
   Administrative Services...............................................................................................    38
   Custodian.............................................................................................................    40
   Independent Accountants...............................................................................................    40
Brokerage Allocation and Other Practices.................................................................................    40
   Selection of Brokers..................................................................................................    40
   Simultaneous Transactions.............................................................................................    40
   Brokerage Commissions.................................................................................................    41
Capital Stock and Other Securities.......................................................................................    41
   Description Of Shares And Voting Rights...............................................................................    42
Purchase, Redemption and Pricing of Shares...............................................................................    43
   Net Asset Value Per Share.............................................................................................    43
   Purchase of Shares....................................................................................................    44
   Redemption of Shares..................................................................................................    45
   Exchange Privilege....................................................................................................    46
   Transfer Of Shares....................................................................................................    47
Performance Calculations.................................................................................................    47
   Total Return..........................................................................................................    47
   Yield.................................................................................................................    48
   Comparisons...........................................................................................................    49
Financial Statements.....................................................................................................    49
Glossary.................................................................................................................    49
Bond Ratings.............................................................................................................    50
   Moody's Investors Service, Inc........................................................................................    50
   Standard & Poor's Ratings Services....................................................................................    53
   Duff & Phelps Credit Rating Co........................................................................................    55
   Fitch IBCA Ratings....................................................................................................    56
Comparative Benchmarks...................................................................................................    58

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIOS USE?
--------------------------------------------------------------------------------

     The portfolios currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolios to use these investments in "What Are the Investment Policies of the Portfolios?"


Small Cap Value Portfolio

     .    Foreign securities.

     .    Equity securities.

     .    Short-term investments.

     .    Futures.

     .    Options.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


Disciplined Value Portfolio

     .    Foreign securities.

     .    Equity securities.

     .    Short-term investments.

     .    Futures.

     .    Options.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


Balanced Portfolio

     .    Foreign securities.

     .    Equity securities.

     .    Debt securities.

     .    Futures.

     .    Options.

     .    Forward currency exchange contracts.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


Limited Maturity Bond Portfolio

     .    Foreign securities.

     .    Debt securities.

     .    Futures.

     .    Options.

     .    Forward currency exchange contracts.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


Money Market Portfolio

     .    Debt securities.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


DEBT SECURITIES
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities


     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

     .    by the right of the issuer to borrow from the U.S. Treasury;

     . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    by the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)


     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a portfolio's shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.


     Federal National Mortgage Association (FNMA)


     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.


     Federal Home Loan Mortgage Corporation (FHLMC)


     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers


     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

     . payments of interest and principal are more frequent (usually monthly); and

     . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a portfolio to reinvest the money at a lower interest rate.

     In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.


     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     A portfolio will only invest in a security issued by a commercial bank if the bank:

     . has total assets of at least $1 billion, or the equivalent in other currencies;

     . is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".


     Zero Coupon Bonds


     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a portfolio. If left unattended, drifts in the average maturity of a portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

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

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.


DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

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Types of Derivatives

     Futures


     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.


     Options


     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options


     When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.


     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options


     When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     The portfolio can cover a put option by, at the time of selling the option:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


     The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

     Combined Positions


     The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

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


     Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.


     Correlation of Prices

     The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

     Lack of Liquidity


     Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .   have to purchase or sell the instrument underlying the contract;

     .   not be able to hedge its investments; and

     .   not be able realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.


     Management Risk


     If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.


     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .   actual and anticipated changes in interest rates;

     .   fiscal and monetary policies; and

     .   national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.


     If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities


     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


     Convertible Securities

     Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities


     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs;

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .   They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

     . They are generally not as developed or efficient as, and more volatile, than those in the United States;

     .   They have substantially less volume;

     . Their securities tend to be less liquid and to experience rapid and erratic price movements;

     . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

     . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

     . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.


     Foreign Currency Risk


     While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into United States dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.


     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .   Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     .   Offer less protection of property rights than more developed countries;
         and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


The Euro


     The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .   How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?


INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     A portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a portfolio. Like other shareholders, each portfolio would pay its proportionate share of those fees. Consequently, shareholders of a portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. A portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

     .   For cash management purposes;

     .   Consistent with a portfolio's investment policies and restrictions; and

     . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

     The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolios normally use repurchase agreements to earn income on assets that are not invested.

     When a portfolio enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------
     The portfolios may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     A portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When a portfolio lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .   It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

     .   It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .   Experience delays in recovering its securities.


WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES OF THE PORTFOLIOS

     A portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.


FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means a portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act.


Disciplined Value, Limited Maturity Bond and Money Market Portfolios

     Each portfolio will not:

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest for the purpose of exercising control over management of any company.

     . Invest in commodities except that each portfolio may invest in futures contracts and options to the extent that not more than 5% of a portfolio's assets are required as deposit to secure obligations under futures contracts.

     . Invest more than 25% of the value of its total assets in companies within a single industry; however, there are no limitation on investments made in instruments issued or guaranteed by the U.S. government and its agencies or instrumentalities or instruments issued by U.S. banks when a portfolio adopts a temporary defensive position.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options and futures (except DSI Money Market Portfolio),or entering repurchase transactions.

     . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of a portfolio's net assets), and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as these loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total gross assets.

     . Purchase or retain securities of an issuer if those officers and Board members of the Fund or its investment adviser owning more than 1/2of 1% of such securities together own more than 5% of such securities.

     .    Purchase on margin or sell short, except as permitted herein.

     . Purchase or sell real estate, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

     . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

DSI Balanced Portfolio

     The portfolio will not:

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest in commodities except that the portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolio's assets are required as deposit to secure obligations under futures contracts.

     . Invest more than 25% of the value of its total assets in companies within a single industry; however, there are no limitation on investments made in instruments issued or guaranteed by the U.S. government and its agencies or instrumentalities or instruments issued by U.S. banks when a portfolio adopts a temporary defensive position.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options and futures, or (3) entering repurchase transactions.

     . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 15% of the portfolio's net assets), and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as these loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC.

     . Purchase additional securities when borrowings exceed 5% of total gross assets.

     . Purchase or sell real estate, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . Underwrite the securities of other issuers or invest more than an aggregate of 15% of the assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

DSI Small Cap Value Portfolio

     The portfolio will not:

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

     .    Invest in physical commodities or contracts on physical commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . Issue senior securities, as defined in the 1940 Act except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

     . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 15% of the portfolio's net assets), and (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as these loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     .    Underwrite the securities of other issuers.


NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means a portfolio may change them without shareholder approval.

Balanced Portfolio

     The portfolio will not:

     . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     .    Purchase on margin or sell short, except as permitted herein.

Disciplined Value Portfolio

     The portfolios will not:

     . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

Limited Maturity Bond Portfolio

     The portfolios will not:

     . Invest in stock or bond futures and/or options on futures unless not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

     . Invest more than 10% of the portfolio's assets in securities rated Ba or B by Moody's or BB or B by S&P (or which, in the adviser's opinion of comparable quality or better), preferred stocks and convertible securities. The adviser reserves the right to retain securities which are downgraded below investment grade.

Small Cap Value Portfolio

     The portfolio will not:

     . invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

     . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     .    purchase on margin or sell short, except as permitted herein.

     . purchase additional securities when borrowings exceed 5% of total gross assets.

     . invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

MANAGEMENT OF THE FUND

     The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.



     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                             Aggregate
                                                                                          Aggregate         Compensation
                                                                                        Compensation       From the Fund
                             Position                                                   From the Fund      Complex as of
    Name, Address,           with       Principal Occupations During the                as of October       October 31,
    DOB                      Fund       Past 5 years                                      31, 1999             1999
    ------------------------------------------------------------------------------------------------------------------------
    John T. Bennett, Jr.     Board      President of Squam Investment Management          $7,137              $10,625
    College Road-- RFD 3     Member     Company, Inc. and Great Island Investment
    Meredith, NH 03253                  Company, Inc.; President of Bennett
    1/26/29                             Management Company from 1988 to 1993.
    ------------------------------------------------------------------------------------------------------------------------
    Nancy J. Dunn            Board      Financial Officer of World Wildlife Fund          $7,137              $10,625
    1250 24th St., NW        Member     since January 1999; Vice President for
    Washington, DC 20037                Finance and Administration and Treasurer
    8/14/51                             of Radcliffe College from 1991 to 1999.
    ------------------------------------------------------------------------------------------------------------------------
    William A. Humenuk       Board      Executive Vice President and Chief                $7,137              $10,625
    100 King Street West     Member     Administrative Officer of Philip Services
    P.O. Box 2440, LCD-1                Corp.; Formerly, a Partner in the
    Hamilton  Ontario,                  Philadelphia office of the law firm
    Canada L8N-4J6                      Dechert Price & Rhoads and a Director of
    4/21/42                             Hofler Corp.
    ------------------------------------------------------------------------------------------------------------------------
    Philip D. English        Board      President and Chief Executive Officer of          $7,137              $10,625
    16 West Madison Street   Member     Broventure Company, Inc.; Chairman of the
    Baltimore, MD 21201                 Board of Chektec Corporation and Cyber
    8/5/48                              Scientific, Inc.
    ------------------------------------------------------------------------------------------------------------------------
    James P. Pappas*         Board      President of UAM Investment Services,                  0                    0
    211 Congress Street      Member     Inc. since March 1999; Vice President UAM
    Boston, MA 02110                    Trust Company since January 1996;
    2/24/53                             Principal of UAM Fund Distributors, Inc.
                                        since December 1995; Vice President of
                                        UAM Investment Services, Inc. from
                                        January 1996 to March 1999 and a Director
                                        and Chief Operating Officer of CS First
                                        Boston Investment Management from
                                        1993-1995.
    ------------------------------------------------------------------------------------------------------------------------
    Norton H. Reamer*        Board      Chairman, Chief Executive Officer and a                0                    0
    One International Place  Member;    Director of United Asset Management
    Boston, MA 02110         President  Corporation; Director, Partner or Trustee
    3/21/35                  and        of each of the Investment Companies of
                             Chairman   the Eaton Vance Group of Mutual Funds.
    ------------------------------------------------------------------------------------------------------------------------
    Peter M. Whitman, Jr.*   Board      President and Chief Investment  Officer of             0                    0
    One Financial Center     Member     Dewey Square Investors  Corporation  since
    Boston, MA 02111                    1988; Director and Chief Executive
    7/1/43                              Officer of H.T. Investors,  Inc., formerly
                                        a subsidiary of Dewey Square.
    ------------------------------------------------------------------------------------------------------------------------

                                                                                                              Aggregate
                                                                                           Aggregate         Compensation
                                                                                         Compensation       From the Fund
                              Position                                                   From the Fund      Complex as of
     Name, Address,           with       Principal Occupations During the                as of October       October 31,
     DOB                      Fund       Past 5 years                                      31, 1999             1999
     ------------------------------------------------------------------------------------------------------------------------
     William H. Park          Vice       Executive Vice President and Chief                    0                   0
     One International Place  President  Financial Officer of United Asset
     Boston, MA 02110                    Management Corporation.
     9/19/47
     ------------------------------------------------------------------------------------------------------------------------
     Gary L. French           Treasurer  President of UAMFSI and UAMFDI; Treasurer             0                   0
     211 Congress Street                 of the Fidelity Group of Mutual Funds
     Boston, MA 02110                    from 1991 to 1995; held various other
     7/4/51                              offices with Fidelity Investments from
                                         November 1990 to March 1995.
     ------------------------------------------------------------------------------------------------------------------------
     Robert R. Flaherty       Assistant  Vice President of UAMFSI; Manager of Fund             0                   0
     211 Congress Street      Treasurer  Administration and Compliance of Chase
     Boston, MA 02110                    Global Fund Services Company from 1995 to
     9/18/63                             1996; Senior Manager of Deloitte & Touche
                                         LLP from 1985 to 1995,
     ------------------------------------------------------------------------------------------------------------------------
     Robert J. DellaCroce     Assistant  Director, Mutual Fund Operations - SEI                0                   0
     SEI Investments          Treasurer  Investments; Senior Manager at Arthur
     One Freedom Valley Rd.              Andersen prior to 1994.
     Oaks, PA  19456
     12/17/63

PRINCIPAL SHAREHOLDERS

     As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                                   Percentage of Shares
     Name and Address of Shareholder                                     Owned                  Portfolio        Class
     ------------------------------------------------------------------------------------------------------------------------
     BSC As Agent For Crane & Excelsior Company Profit                    99.39%                DSI Balanced   Institutional
     Sharing Plan                                                                               Portfolio        Class
     1375 Peachtree St. Suite 300                                                                               Shares
     Atlanta, GA 30309
     ------------------------------------------------------------------------------------------------------------------------
     Jupiter & CO                                                         53.62%                   DSI        Institutional
     c/o Investors Bank & Trust CO                                                             Disciplined       Class
     PO Box 9130                                                                                  Value         Shares
     Boston, MA 02117-9130                                                                      Portfolio
     ------------------------------------------------------------------------------------------------------------------------
     Ocsar E. Churchill & Peter M. Haslam and                              8.20%                   DSI        Institutional
     William F. Kinney TR                                                                      Disciplined       Class
     FBO Union Bank Pension Trust                                                                 Value         Shares
     PO Box 667                                                                                 Portfolio
     Morrisville, VT 05661-0667
     ------------------------------------------------------------------------------------------------------------------------
     Wilmington Trust Co Tr                                                6.35%                   DSI        Institutional
     FBO Cherokee Nation 401K Plan                                                             Disciplined       Class
     c/o Mutual Funds/UAM                                                                         Value         Shares
     PO Box 8971                                                                                Portfolio
     Wilmington, DE 19899-8971
     ------------------------------------------------------------------------------------------------------------------------
     William Park & Joseph R. Ramrath TR                                   5.34%                   DSI        Institutional
     FBO DSI HT UAM PSP 401K                                                                   Disciplined       Class
     One Financial Center, 24/th/ FL                                                              Value         Shares
     Boston, MA 02111-2621                                                                      Portfolio
     ------------------------------------------------------------------------------------------------------------------------
     Union Bank of California TR                                           5.28%                   DSI        Institutional
     FBO Select Benefit Community Bank                                                         Disciplined       Class
     PO Box 85484                                                                                 Value         Shares
     San Diego,  CA 92186-5484                                                                  Portfolio

  Name and Address of Shareholder                           Percentage of Shares Owned     Portfolio        Class
----------------------------------------------------------------------------------------------------------------------

  Wilmington Trust CO TR                                              99.20%                  DSI        Institutional
  FBO Cellular Vision of New York                                                         Disciplined      Service
  401K Plan                                                                                  Value          Class
  c/o Mutual Funds/UAM                                                                     Portfolio       Shares
  PO Box 8971
  Wilmington,  DE  19899-8971
----------------------------------------------------------------------------------------------------------------------
  Jupiter & CO                                                        77.01%              DSI Limited    Institutional
  c/o Investors Bank & Trust CO                                                          Maturity Bond      Class
  PO Box 9130                                                                              Portfolio       Shares
  Boston,  MA 02117-9130
----------------------------------------------------------------------------------------------------------------------
  Ocsar E. Churchill & Peter M. Haslam and                            5.93%               DSI Limited    Institutional
  William F. Kinney  TR                                                                  Maturity Bond      Class
  FBO Union Bank Pension Trust                                                             Portfolio       Shares
  PO Box 667
  Morrisville,  VT  05661-0667
----------------------------------------------------------------------------------------------------------------------
  Saturn & CO                                                         52.48%               DSI Money     Institutional
  c/o Investors Bank and Trust                                                               Market         Class
  PO Box 9130 FPG90                                                                        Portfolio       Shares
  Boston,  MA  02117-9130
----------------------------------------------------------------------------------------------------------------------
  UMBSC & Co                                                         11.38%                DSI Money     Institutional
  FBO Interstate Brands Conservative Growth                                                  Market         Class
  PO Box 419175                                                                            Portfolio       Shares
  Kansas City, MO  64141-6175
----------------------------------------------------------------------------------------------------------------------
  South Alaska Defined Contribution Pension Plan                      7.57%                DSI Money     Institutional
  Attn:  Royce R. Rock                                                                       Market         Class
  PO Box 214266                                                                            Portfolio       Shares
  Anchorage,  AK  99524-1266
----------------------------------------------------------------------------------------------------------------------
  Jupiter & CO                                                        85.90%             DSI Small Cap   Institutional
  c/o Investors Bank & Trust CO                                                              Value          Class
  PO Box 9130                                                                              Portfolio       Shares
  Boston,  MA 02117-9130
----------------------------------------------------------------------------------------------------------------------
  Fleet National Bank CUST                                            5.64%              DSI Small Cap   Institutional
  FBO Diocesan Investment Trust                                                              Value          Class
  Episcopal Diocese of RI                                                                  Portfolio       Shares
  PO Box  92800
  Rochester,  NY  14092-8900

  Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Dewey Square Investors Corporation, located at One Financial Center, Boston, Massachusetts 02111, is the investment adviser to the portfolios. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1984.

  The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.

Portfolio Management

  Teams of the adviser's investment professionals are primarily responsible for the day-to-day management of the portfolios. Listed below are the members of each of those teams and a brief description of their business experience.


  Small Cap Value Portfolio

  Name & Title                  Experience
  ------------------------------------------------------------------------------
   Ronald L. McCullough       Mr. McCullough is the senior equity strategist
   CFA                        and is responsible for all equity investments. He
   Managing Director, Equity  has 29 years of investment experience and has been
   Investing                  a Managing Director of the adviser since before
                              1994. Prior to joining the adviser, Mr. McCullough
                              was Senior Portfolio Manager and a member of the
                              Trust Investment Committee at Bank of Boston's
                              Institutional Investment Division. He has a BA
                              from Harvard College and is a member of the Boston
                              Security Analysts Society and the Institute of
                              Chartered Financial Analysts (CFA).
  ------------------------------------------------------------------------------
   Robert S. Stephenson,      Mr. Stephenson has 26 years of experience in the
   CPA                        investment business.  He joined the adviser in
   Senior Portfolio Manager,  1991 and has been a Portfolio Manager since
   Equity                     before 1994. He was most recently at The Putnam
                              Management Company from 1978 to 1990 where he
                              managed the Putnam Option Trust. He graduated from
                              Rochester Institute of Technology with a BS and
                              earned an MBA from Columbia University. Mr.
                              Stephenson has co-managed the DSI Disciplined
                              Value Portfolio since April 1993.
  ------------------------------------------------------------------------------
   Charles Glovsky, CFA       Mr. Glovsky joined the adviser as a Senior
   Senior Portfolio Manager,  Portfolio Manager in 1998. Most recently, he was a
   Equity                     Managing Partner of Glovsky-Brown Capital
                              Management, a firm he co-founded that specialized in small and mid-capitalization stocks. Prior to that position, he spent nine years as a portfolio manager and Senior Vice President at State Street
                              Research where he was responsible for that firm's small cap stock portfolios. He has also worked as an analyst for Alex Brown & Sons and Eppler,
                              Geurin & Turner. He received a B.A. from Dartmouth
                              College in 1975 and an M.B.A. from Stanford
                              University. He has 19 years of investment experience and is a member of the Boston Security
                              Analysts Society.

Disciplined Value Portfolio

Name & Title                  Experience
--------------------------------------------------------------------------------
   Ronald L. McCullough       Mr. McCullough co-manages the Disciplined Value
   CFA                        Portfolio with Mr. Stephenson.  You can Find Mr.
   Managing Director, Equity  McCullough's biography above under the Small Cap
   Investing                  Value Portfolio.

--------------------------------------------------------------------------------
   Robert S. Stephenson,      Mr. Stephenson co-manages the Disciplined Value
   CPA                        Portfolio with Mr. McCullough.  You can Find Mr.
   Senior Portfolio Manager,  Stephenson's biography above under the Small Cap
   Equity                     Value Portfolio.

Limited Maturity Bond and Money Market Portfolios

  Name & Title                Experience
------------------------------------------------------------------------------
  Frederick C. Meltzer, PHD   Mr. Meltzer joined the adviser as a Senior
  Senior Portfolio Manager,   Portfolio Manager in 1995. Prior to that he was
  Fixed-Income                Managing Director of Fixed Income at World Asset
                              Management. Previously, he held positions as
                              Senior Manager of Fixed Income at PanAgora Asset
                              Management and Senior Fixed Income Portfolio
                              Manager at The Boston Company. He has also held
                              positions as Director of Research for the Farm
                              Credit Banks Funding Corporation, Fixed Income
                              Strategist at Chase Investors, and a staff
                              economist at the Federal Reserve Bank of New York.
                              He has 24 years of investment experience. Mr.
                              Meltzer holds a MA in Economics from John Hopkins
                              University and a Ph.D. in Economics from the
                              University of Virginia.
--------------------------------------------------------------------------------
  David J. Thompson, CFA      Mr. Thompson joined the adviser in 1997 as a
  Senior Portfolio Manager,   Portfolio Manager. He was promoted to Senior
  Fixed-Income                Portfolio Manager in May 1998. Prior to joining
                              Dewey Square, Mr. Thompson was a member of Lord
                              Abbett & Company's High Grade Fixed Income
                              Department. In his role as a Fixed Income Manager there, Mr. Thompson was responsible for managing
                              $800 million of assets for a variety of
                              institutional clients including a 2(a)7 money market mutual fund. Earlier in his career, David spent three years at Brown Brothers Harriman &
                              Company as an Assistant Portfolio Manager in the Global Fixed Income Department. Mr. Thompson has eight years of investment experience. He earned a BS degree in finance and economics from Manhattan
                              College. Mr. Thompson earned his CFA in 1995.

Balanced Portfolio

  Name & Title                Experience
--------------------------------------------------------------------------------
  Ronald L. McCullough        Mr. McCullough co-manages the equity portion of
  CFA                         DSI Balanced Portfolio with Ms. Dewitz. You can
  Managing Director, Equity   Find Mr. McCullough 's biography above under DSI
  Investing                   Small Cap Value Portfolio.
--------------------------------------------------------------------------------
  Eva S. Dewitz               Ms. Dewitz is part of the team that founded the
  Senior Portfolio Manager,   adviser in 1984 and has been a Senior Portfolio
  Equity                      Manager since before 1994. Prior to the formation
                              of the adviser, she was a Portfolio Manager and
                              Research Analyst for the Bank of Boston's
                              Institutional Investment Division, which she
                              joined in 1970. She has 28 years of investment
                              experience. Ms. Dewitz is a member of the Boston
                              Security Analysts Society. She holds a BA from
                              Smith College and an MBA from Northeastern
                              University.
--------------------------------------------------------------------------------
  David J. Thompson, CFA      Mr. Thompson co-manages the debt portion of the
  Senior Portfolio Manager,   DSI Balanced Portfolio with Mr. Clancy. You can
  Fixed-Income                find Mr. Thompson's biography above under DSI
                              limited Maturity Bond and Money Market Portfolios.
  Robert P. Clancy            Mr. Clancy joined the adviser as a Senior
  Senior Portfolio Manager,   Portfolio Manager in 1994. Prior to that, he was a
  Fixed-Income                Vice President at Standish, Ayer & Wood
                              responsible for the management of institutional bond portfolios, synthetic GICs and quantitative research. Previously, he worked as a Vice
                              President at First Boston Company working primarily with insurance company and structured bond portfolios. Prior to that, Mr. Clancy worked for State Street Bank and John Hancock Mutual Life
                              Insurance Company. He has 18 years of investment experience and is a Fellow of the Society of Actuaries and a recipient of the Halmstad Prize for his research paper on options on bonds. Mr.
                              Clancy holds a BS from Brown University. Mr.
                              Clancy co-manages the debt portion of the DSI
                              Balanced Portfolio with Mr. Thompson.

 Other Members of the Adviser's Team

  Name & Title                Experience
--------------------------------------------------------------------------------
  Peter M. Whitman, Jr.       Mr. Whitman is part of the team that founded the
  President, Chief            adviser in 1984. He was appointed President in
  Investment Officer and      1988 and was previously Managing Director of Fixed
  Managing Director Fixed     Income, a position he held for seven years. Prior
  Income                      to the formation of Dewey Square, he served as
                              Head of Fixed Income for the Bank of Boston's
                              Institutional Investment Division. He joined the
                              Bank of Boston in 1971 as a Credit Analyst and was appointed head of Fixed Income Research in 1975.
                              He has 30 years of investment experience. Mr.
                              Whitman holds a BA from Harvard College and an MBA from the New York University Graduate School of
                              Business. Mr. Whitman also serves as a
                              Director/Trustee of the UAM Funds, which are mutual funds managed by various United Asset
                              Management affiliates. He is a member and former
                              Director of the Boston Security Analysts Society and a member and former President of the Boston
                              Economics Club.

--------------------------------------------------------------------------------
  William M. Sloan, Jr.       Mr. Sloan joined the adviser as a Senior Portfolio
  Senior Portfolio Manager,   Manager in 1995 after the consolidation of HT
  Equity                      Investors with the adviser. He was President of HT
                              Investors from 1988 through 1995. From 1985 through 1988 he managed the U.S. Equity Portfolio for Sun Life of Canada. Prior to that he held positions as a Portfolio Manager for HT Investors and Rhode Island Hospital Trust National Bank. Mr.
                              Sloan has 28 years of investment experience. He holds a BA from Princeton University


Investment Advisory Agreement

  This section summarizes some of the important provisions the Investment Advisory Agreements. The Fund has filed each agreement with the SEC as part of its registration statement on Form N-1A.


  Service Performed by Adviser

  Each adviser:

  .  Manages the investment and reinvestment of a portfolio's assets;

  . Continuously reviews, supervises and administers the investment program of a portfolio; and

  . Determines what portion of a portfolio's assets will be invested in securities and what portion will consist of cash.


  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the portfolio.


  Terminating an Investment Advisory Agreement

  The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, each portfolio pays its adviser the following annual fees, which are expressed as a percentage of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolios paid the following in management fees to the adviser:

                                Investment Advisory Fees      Investment Advisory Fees      Total Investment Advisory
                                          Paid                         Waived                         Fees
  ----------------------------------------------------------------------------------------------------------------------
  Small Cap Value Portfolio
       1999                             $121,772                       $14,326                      $107,446
  ----------------------------------------------------------------------------------------------------------------------
       1998                                N/A                           N/A                           N/A
  ----------------------------------------------------------------------------------------------------------------------
       1997                                N/A                           N/A                           N/A
  ----------------------------------------------------------------------------------------------------------------------
  Disciplined Value Portfolio
       1999                             $511,433                         $0                         $511,433
  ----------------------------------------------------------------------------------------------------------------------
       1998                             $737,133                         $0                         $737,133
  ----------------------------------------------------------------------------------------------------------------------
       1997                             $578,815                         $0                         $578,815
  ----------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio
       1999                             $167,557                       $4,379                       $163,178
  ----------------------------------------------------------------------------------------------------------------------
       1998                             $102,428                       $25,681                       $76,747
  ----------------------------------------------------------------------------------------------------------------------
       1997                                N/A                           N/A                           N/A
  ----------------------------------------------------------------------------------------------------------------------
  Limited Maturity Bond Portfolio
       1999                             $132,944                         $0                         $132,944
  ----------------------------------------------------------------------------------------------------------------------
       1998                             $155,198                         $0                         $155,198
  ----------------------------------------------------------------------------------------------------------------------
       1997                             $141,248                         $0                         $141,248
  ----------------------------------------------------------------------------------------------------------------------
  Money Market Portfolio
       1999                             $466,029                      $256,316                      $209,713
  ----------------------------------------------------------------------------------------------------------------------
       1998                             $273,545                      $336,812                         $0
  ----------------------------------------------------------------------------------------------------------------------
       1997                             $333,241                      $426,538                         $0

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services, and any amounts it may receive under a Service and Distribution Plan are passed through in their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.


SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for the portfolios' Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.


Shareholder Servicing Plan

  The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25 of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to a portfolio's Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Institutional Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

  .  Acting as the sole shareholder of record and nominee for beneficial owners.

  . Maintaining account records for such beneficial owners of the Fund's shares.

  .  Opening and closing accounts.

  . Answering questions and handling correspondence from shareholders about their accounts.

  .  Processing shareholder orders to purchase, redeem and exchange shares.

  . Handling the transmission of funds representing the purchase price or redemption proceeds.

  . Issuing confirmations for transactions in the Fund's shares by shareholders.

  . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

  . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

  .  Providing account maintenance and accounting support for all transactions.

  . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.


Rule 12b-1 Distribution Plan

  The Distribution Plan permits a portfolio to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

  .  Advertising the availability of services and products.

  . Designing materials to send to customers and developing methods of making such materials accessible to customers.

  .  Providing information about the product needs of customers.

  . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

  . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

  .  Displaying and making available sales literature and prospectuses.

  . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

  In addition, the Institutional Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.


Fees Paid under the Service and Distribution Plans

  The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Fund's governing board has limited the amount the Institutional Service Class may pay under the Plans to 0.25% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

  The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

  Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

                                              Distribution Plan Expenses
  ------------------------------------------------------------------------------
  Disciplined Value Portfolio
     1999                                               $16,087


Approving, Amending and Terminating the Fund's Distribution Arrangements

  Shareholders of each portfolio have approved the Plans. The Plans also were approved by the governing board of the Fund, including a majority of the members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.


  Continuing the Plans

  The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Fund's board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

  Amending the Plans

  A majority of the Fund's governing board and a majority of its the Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.


  Terminating the Plans

  A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.


  Miscellaneous

  So long as the Plans are in effect, the non-interested board members will select and nominate the Plan Members of the Fund.

  The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

  Pursuant to the Plans, the board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.


Additional Non-12b-1 Shareholder Servicing Arrangements

  In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to a portfolio.




ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.


  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.


Administration and Transfer Agency Services Fees

  Each portfolio pays a four-part fee to UAMFSI as follows:

  1. In exchange for administrative services, a portfolio pays a fee to UAMFSI calculated at the annual rate of:

     .  $19,500 for the first operational class; plus

     .  $3,750 for each additional class; plus

     . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                                  Annual Rate
        ------------------------------------------------------------------------
        DSI Disciplined Value Portfolio                              0.063%
        ------------------------------------------------------------------------
        DSI Limited Maturity Bond Portfolio                          0.043%
        ------------------------------------------------------------------------
        DSI Small Cap Value Portfolio                                0.043%
        ------------------------------------------------------------------------
        DSI Money Market Portfolio                                   0.023%
        ------------------------------------------------------------------------
        DSI Balanced Portfolio                                       0.063%

  2. Each portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

     .  Not more than $35,000 for the first operational class; plus

     .   $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     For the last three fiscal years the portfolios paid the following in administration and sub-administration fees:



                                Administrators Fee          Sub-Administrators Fee       Total Administration Fee
----------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio
          1999                       $14,658                       $53,712                       $68,370
----------------------------------------------------------------------------------------------------------------------
          1998                          N/A                           N/A                           N/A
----------------------------------------------------------------------------------------------------------------------
          1997                          N/A                           N/A                           N/A
----------------------------------------------------------------------------------------------------------------------
Disciplined Value Portfolio
          1999                       $60,732                       $86,524                      $147,256
----------------------------------------------------------------------------------------------------------------------
          1998                      $164,593                      $101,756                      $266,349
----------------------------------------------------------------------------------------------------------------------
          1997                      $133,991                       $87,680                      $221,671
----------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
          1999                       $33,580                       $52,054                       $85,634
----------------------------------------------------------------------------------------------------------------------
          1998                       $53,814                       $35,089                       $88,903
----------------------------------------------------------------------------------------------------------------------
          1997                          N/A                           N/A                           N/A
----------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Portfolio
          1999                       $31,888                       $63,875                       $95,763
----------------------------------------------------------------------------------------------------------------------
          1998                      $103,048                       $86,420                      $189,468
----------------------------------------------------------------------------------------------------------------------
          1997                       $94,275                       $82,171                      $176,446
----------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
          1999                       $38,984                       $98,098                      $137,082
----------------------------------------------------------------------------------------------------------------------
          1998                      $175,739                      $140,251                      $315,990
----------------------------------------------------------------------------------------------------------------------
          1997                      $224,190                      $186,237                      $410,427
----------------------------------------------------------------------------------------------------------------------

CUSTODIAN
--------------------------------------------------------------------------------

   The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

--------------------------------------------------------------------------------

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS
--------------------------------------------------------------------------------


   Each Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.


   It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------


   The adviser makes investment decisions for each portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

   Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

   Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

   For the last three fiscal years, the portfolios paid the following in brokerage commissions:



                                                  Brokerage Commissions
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio
          1999                                          $136,808
-----------------------------------------------------------------------------------------------------------------
          1998                                             N/A
-----------------------------------------------------------------------------------------------------------------
          1997                                             N/A
-----------------------------------------------------------------------------------------------------------------
Disciplined Value Portfolio
          1999                                          $164,916
-----------------------------------------------------------------------------------------------------------------
          1998                                          $165,510
-----------------------------------------------------------------------------------------------------------------
          1997                                          $256,031
-----------------------------------------------------------------------------------------------------------------
Balanced Portfolio
          1999                                           $40,391

-----------------------------------------------------------------------------------------------------------------
          1998                                                           $24,690
-----------------------------------------------------------------------------------------------------------------
          1997                                                             N/A
-----------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Portfolio
          1999                                                             $0
-----------------------------------------------------------------------------------------------------------------
          1998                                                           $1,929
-----------------------------------------------------------------------------------------------------------------
          1997                                                             $0
-----------------------------------------------------------------------------------------------------------------
Money Market Portfolio
          1999                                                             $0
-----------------------------------------------------------------------------------------------------------------
          1998                                                             $0
-----------------------------------------------------------------------------------------------------------------
          1997                                                             $0
-----------------------------------------------------------------------------------------------------------------

CAPITAL STOCK AND OTHER SECURITIES


The Fund

     The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.


Description Of Shares And Voting Rights
-------------------------------------------------------------------------------

     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .  Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

     The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.



FEDERAL TAXES

     Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If a portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     A portfolios' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.


PURCHASE, REDEMPTION AND PRICING OF SHARES


NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

     Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How the Fund Values it Assets


     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.


     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.


     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.


PURCHASE OF SHARES
--------------------------------------------------------------------------------


     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.

In-Kind Purchases

     At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

     The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the portfolio;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
-------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.


By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone


     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.

     The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.



     The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees


     The Fund requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information


     Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

     When the Fund may suspend redemption privileges or postpone the date of payment:

     .   when the NYSE and custodian bank are closed;

     .   when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   for such other periods as the Commission may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.


TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.




PERFORMANCE CALCULATIONS


     Each portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each Class of a portfolio. Dividends paid by a portfolio with respect to each Class will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Institutional Service Class Shares will be borne exclusively by that class.


TOTAL RETURN
--------------------------------------------------------------------------------


     Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The fund calculates the average annual total return of a portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.


     The fund calculates these figures according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     Set forth in the table below are the portfolios' average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from a portfolio's inception date through October 31, 1999.

                                                                  Shorter of 10 Years
                                             One Year    Years    or Since Inception     7-day Yield    30-day Yield    Inception
     ----------------------------------------------------------------------------------------------------------------------------
     Small Cap Value Portfolio
     ----------------------------------------------------------------------------------------------------------------------------
          Institutional Class Shares              N/A      N/A            5.60%                N/A            N/A        12/15/98
     ----------------------------------------------------------------------------------------------------------------------------
     Disciplined Value Portfolio
     ----------------------------------------------------------------------------------------------------------------------------
          Institutional Class Shares            -3.47%   13.92%          10.91%                N/A            N/A        12/12/89
     ----------------------------------------------------------------------------------------------------------------------------
          Institutional Service Class Shares     3.86%     N/A            3.62%                N/A            N/A         5/23/97
     ----------------------------------------------------------------------------------------------------------------------------
     Balanced Portfolio
     ----------------------------------------------------------------------------------------------------------------------------
          Institutional Class Shares            -2.67%     N/A            1.65%                N/A           2.30%       12/22/97
     ----------------------------------------------------------------------------------------------------------------------------
     Limited Maturity Bond Portfolio
     ----------------------------------------------------------------------------------------------------------------------------
          Institutional Class Shares             1.04%    5.56%           6.04%                N/A           5.94%       12/18/89
     ----------------------------------------------------------------------------------------------------------------------------
     Money Market Portfolio
     ----------------------------------------------------------------------------------------------------------------------------
          Institutional Class Shares             4.77%    5.23%           4.91%               5.19%           N/A        12/28/89

YIELD
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

         d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------

     A portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


     To help investors better evaluate how an investment in a portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a portfolio;

     .   that the indices and averages are generally unmanaged; and

     . that the items included in the calculations of such averages may not be identical to the formula used by a portfolio to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a portfolio will continue this performance as compared to such other averages.




FINANCIAL STATEMENTS


     The following documents are included in the portfolios' October 31, 1999 Annual Report:

     .   Financial statements for the fiscal year ended October 31, 1999.

     .   Financial highlights for the respective periods presented

     .   The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolios' Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolios' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser to each portfolio.

     Board Member refers to a single member of the Fund's Board.

     Board refers to the Fund's Board of Trustees as a group.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     Distribution Plan refers to the Distribution Plan the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

     Fund refers to UAM Funds, Inc. II.

     Governing Board, see Board.

     NAV is the net asset value per share of a portfolio.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

     Plan member refers to members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.

     Plans refers to the Distribution and Shareholder Servicing Plans the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

     Portfolio refers to a single series of the Fund, while portfolios refer to all of the series of the Fund.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     Service Plan refers to the Shareholder Servicing Plan the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

     Service Class means the Institutional Service Class shares of a portfolio.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

BOND RATINGS



MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or     Moody's  applies  numerical  modifiers  1, 2,  and 3 in
     minus (-)       each  rating  classification:  the  modifier  1 indicates
                     that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...)
                     (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                     . Leading market positions in well-established industries.

                     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                     . Well-established access to a range of financial markets and assured sources of alternate liquidity.



     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------



Long-Term Issue Credit Ratings



     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.  Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.




        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.



     C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk
                     - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


    Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Short-Term Issue Credit Ratings


     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

     Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+/AA/         High credit quality. Protection factors are strong. Risk is
     AA-             modest but may vary slightly from time to time because of
                     economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB        Below-average protection factors but still considered
     BBB-            sufficient for prudent investment.  Considerable
                     variability in risk during economic cycles.

     BB+/BB/         Below investment grade but deemed likely to meet
     BB-             obligations when due. Present or prospective financial
                     protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP              Preferred stock with dividend arrearages.


Short-Term Debt


     High Grade

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Good Grade

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Default

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------


International Long-Term Credit Ratings


     Investment Grade

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     Speculative Grade

     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment .

     D              Default.  Denotes actual or imminent payment default.


     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.




COMPARATIVE BENCHMARKS
     (alphabetically)

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.


     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.


     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

     Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).


     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.


     Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.


     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     ------------------------------

     In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

     It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     --------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.


     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.


     Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)




                          FMA Small Company Portfolio

                          Institutional Class Shares
                      Institutional Service Class Shares



                       Statement of Additional Information
                               February 28, 2000

  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the portfolio dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolio by contacting the UAM Funds at the address listed above.

                               Table Of Contents

Description of Permitted Investments.......................................................................    1
 What Investment Strategies May the Portfolio Use?.........................................................    1
 Debt Securities...........................................................................................    1
 Derivatives...............................................................................................    8
 Equity Securities.........................................................................................   16
 Foreign Securities........................................................................................   18
 Investment Companies......................................................................................   21
 Repurchase Agreements.....................................................................................   22
 Restricted Securities.....................................................................................   22
 Securities Lending........................................................................................   22
 When Issued Transactions..................................................................................   23
Investment Policies of the Portfolio.......................................................................   23
 Fundamental Policies......................................................................................   24
 Non-Fundamental Policies..................................................................................   24
Management Of The Fund.....................................................................................   25
Principal Shareholders.....................................................................................   26
Investment Advisory and Other Services.....................................................................   27
 Investment Adviser........................................................................................   27
 Distributor...............................................................................................   29
 Service And Distribution Plans............................................................................   30
 Administrative Services...................................................................................   32
 Custodian.................................................................................................   34
 Independent Accountants...................................................................................   34
Brokerage Allocation and Other Practices...................................................................   34
 Selection of Brokers......................................................................................   34
 Simultaneous Transactions.................................................................................   34
 Brokerage Commissions.....................................................................................   34
Capital Stock and Other Securities.........................................................................   35
 Description Of Shares And Voting Rights...................................................................   35
Purchase, Redemption and Pricing of Shares.................................................................   36
 Net Asset Value Per Share.................................................................................   37
 Purchase of Shares........................................................................................   37
 Redemption of Shares......................................................................................   38
 Exchange Privilege........................................................................................   40
 Transfer Of Shares........................................................................................   40
Performance Calculations...................................................................................   40
 Total Return..............................................................................................   41
 Yield.....................................................................................................   41
 Comparisons...............................................................................................   42
Financial Statements.......................................................................................   42
Glossary...................................................................................................   43
Bond Ratings...............................................................................................   44
 Moody's Investors Service, Inc............................................................................   44
 Standard & Poor's Ratings Services........................................................................   46
 Duff & Phelps Credit Rating Co............................................................................   49
 Fitch IBCA Ratings........................................................................................   50
Comparative Benchmarks.....................................................................................   51

Description of Permitted Investments

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
--------------------------------------------------------------------------------

  The portfolio currently intends to use the securities and investment strategies listed below in seeking its objectives; however, it may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. The portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Strategies of the Portfolio?"

  .  Foreign securities.

  .  Equity securities.

  .  Short-term investments.

  .  Futures.

  .  Options.

  .  Investment companies.

  .  Repurchase agreements.

  .  Restricted securities.

  .  Securities lending.

  .  When issued securities.

DEBT SECURITIES
--------------------------------------------------------------------------------
  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

  .  by the right of the issuer to borrow from the U.S. Treasury;

  . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

 . by the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)


  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, the portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)


  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)


  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers


  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

 .  payments of interest and principal are more frequent (usually monthly); and

 . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing the portfolio to reinvest the money at a lower interest rate.

  In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The portfolio will only invest in a security issued by a commercial bank if the bank:

   . has total assets of at least $1 billion, or the equivalent in other currencies;

   .  is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
      and

   . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  The portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or the portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. If left unattended, drifts in the average maturity of the portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasuries securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

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  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolio currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
--------------------------------------------------------------------------------
  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures


  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit

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  "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

  Options


  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options


  When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.
                                       9
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  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options


  When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  The portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


  The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  Combined Positions


  The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

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  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  Correlation of Prices


  The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

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  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.



  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.


  Lack of Liquidity


  Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk


  If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.


  If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

  . They are generally not as developed or efficient as, and more volatile, than those in the United States;

  .  They have substantially less volume;

  . Their securities tend to be less liquid and to experience rapid and erratic price movements;

  . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

  . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

  . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign Currency Risk


  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro


  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?


INVESTMENT COMPANIES
--------------------------------------------------------------------------------
  The portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the portfolio. Like other shareholders, the portfolio would pay its proportionate share of those fees. Consequently, shareholders of the portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. The portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows the portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the portfolio's investment policies and restrictions; and

  . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

  The portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolio normally uses repurchase agreements to earn income on assets that are not invested.

  When the portfolio enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------
  The portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
  The portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When the portfolio lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. The portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  The portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  The portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolio

  The portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

  . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (except obligations of the U.S. government and its instrumentalities).

  . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . invest for the purpose of exercising control over management of any company.

  .  invest in commodities.

  . invest more than 25% of its total assets in companies within a single industry; however, there are no limitations on investments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

  . make loans except by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC.

  . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  .  purchase additional securities when borrowings exceed 5% of total assets.

  .  purchase on margin or sell short.

  . purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

  . purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  . underwrite the securities of other issuers or invest more than an aggregate of 10% of the assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  . write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

  . invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided; however, that in the case of an option that is in-the-money may be excluded in computing such 5% and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

Management Of The Fund

  The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.


  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                  Aggregate         Aggregate
                                                                                                Compensation       Compensation
                                                                                                From the Fund      From the Fund
                           Position     Principal Occupations During the                            as of          Complex as of
Name, Address, DOB        with Fund     Past 5 years                                           October 31, 1999   October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.      Board Member  President of Squam Investment Management Company,           $7,137             $10,625
College Road -- RFD 3                   Inc. and Great Island Investment Company, Inc.;
Meredith, NH 03253                      President of Bennett Management Company from 1988 to
1/26/29                                 1993.
------------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn             Board Member  Financial Officer of World Wildlife Fund since              $7,137             $10,625
1250 24/th/ St., NW                     January 1999; Vice President for Finance and
Washington, DC 20037                    Administration and Treasurer of Radcliffe College
8/14/51                                 from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk        Board Member  Executive Vice President and Chief Administrative           $7,137             $10,625
100 King Street West                    Officer of Philip Services Corp.; Formerly, a Partner
P.O. Box 2440, LCD-1                    in the Philadelphia office of the law firm Dechert
Hamilton Ontario,                       Price & Rhoads and a Director of Hofler Corp.
Canada L8N-4J6
4/21/42
------------------------------------------------------------------------------------------------------------------------------------
Philip D. English         Board Member  President and Chief Executive Officer of Broventure         $7,137             $10,625
16 West Madison Street                  Company, Inc.; Chairman of the Board of Chektec
Baltimore, MD 21201                     Corporation and Cyber Scientific, Inc.
8/5/48
------------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*          Board Member  President of UAM Investment Services, Inc. since               0                   0
211 Congress Street                     March 1999; Vice President UAM Trust Company since
Boston, MA 02110                        January 1996; Principal of UAM Fund Distributors,
2/24/53                                 Inc. since December 1995; Vice President of UAM
                                        Investment Services, Inc. from January 1996 to March
                                        1999 and a Director and Chief Operating Officer of CS
                                        First Boston Investment Management from 1993-1995.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Aggregate         Aggregate
                                                                                                Compensation       Compensation
                                                                                                From the Fund      From the Fund
Name, Address,             Position       Principal Occupations During the                          as of          Complex as of
DOB                        with Fund      Past 5 years                                         October 31, 1999   October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*          Board          Chairman, Chief Executive Officer and a Director of          0                  0
One International Place    Member;        United Asset Management Corporation; Director,
Boston, MA 02110           President      Partner or Trustee of each of the Investment
3/21/35                    and Chairman   Companies of the Eaton Vance Group of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*     Board Member   President and Chief Investment Officer of Dewey              0                  0
One Financial Center                      Square Investors Corporation since 1988; Director and
Boston, MA 02111                          Chief Executive Officer of H.T. Investors, Inc.,
7/1/43                                    formerly a subsidiary of Dewey Square.
------------------------------------------------------------------------------------------------------------------------------------
William H. Park            Vice           Executive Vice President and Chief Financial Officer         0                  0
One International Place    President      of United Asset Management Corporation.
Boston, MA 02110
9/19/47
------------------------------------------------------------------------------------------------------------------------------------
Gary L. French             Treasurer      President of UAMFSI and UAMFDI; Treasurer of the             0                  0
211 Congress Street                       Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                          held various other offices with Fidelity Investments
7/4/51                                    from November 1990 to March 1995.
------------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty         Assistant      Vice President of UAMFSI; Manager of Fund                    0                  0
211 Congress Street        Treasurer      Administration and Compliance of Chase Global Fund
Boston, MA 02110                          Services Company from 1995 to 1996; Senior Manager of
9/18/63                                   Deloitte & Touche LLP from 1985 to 1995,
------------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce       Assistant      Director, Mutual Fund Operations - SEI Investments;          0                  0
SEI Investments            Treasurer      Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA 19456
12/17/63
------------------------------------------------------------------------------------------------------------------------------------

Principal Shareholders


  As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

Name and Address of Shareholder                    Percentage of Shares Owned                          Class
------------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                   23.70%                            Institutional Class Shares
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Invest Inst Operations Co Inc.                      20.93%                            Institutional Class Shares
For Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999
------------------------------------------------------------------------------------------------------------------------------------
Dingle & Co.                                                  5.04%                            Institutional Class Shares
C/O Coamerica Bank
Attn: Mutual Funds
P.O. Box 75000
Detroit, MI 48275-0001
------------------------------------------------------------------------------------------------------------------------------------
American Express Trust Company TR                            99.98%                            Institutional  Service Class Shares
FBO American Express Trust Retirement Services Plan
PO Box 534
Minneapolis, MN 55440-0534

  Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolio.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Fiduciary Management Associates Inc., an Illinois corporation located at 55 Monroe Street, Suite 2550, Chicago, Illinois 60603, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980.

  The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.



Portfolio Management

  A team of investment professionals is primarily responsible for the day-to-day management of the portfolio. Listed below are the investment professionals of the adviser that comprise the team and a description of their business experience during the past five years.

Name & Title                  Experience
-------------------------------------------------------------------------------------------------------------------------
Kathryn A. Vorisek            Ms. Vorisek joined the adviser in 1996 with a broad background in the investment field.
Executive Vice President &    Previous responsibilities include serving as Vice President in the fixed income and equity
Portfolio Manager             departments at Duff & Phelps Corporation from 1989 to 1996.  Prior to that, she served as an institutional equity salesperson at Lehman Brothers.  After receiving her B.S. degree in Finance from Marquette University, Ms. Vorisek earned her Masters in Management degree from Northwestern University in Finance and International Business.  She is a member of the Association for Investment Management and Research as well as the Investment Analysts
                              Society of Chicago.

Name & Title                  Experience
-------------------------------------------------------------------------------------------------------------------------
Terry B. French               Mr. French joined the adviser in 1997 with over 25 years of professional investment
Senior Vice President &       experience.  Previous responsibilities include Senior Securities Analyst and Team Head for
Portfolio Manager             the Technology Group at Stein, Roe & Farnham from 1988 to 1991.  Prior to that, he served as Senior Securities Analyst and Sector Head in the Trust Department of Harris Trust and
                              Savings Bank analyzing technology, industrial, aerospace and capital goods companies.  He began his professional investment career as a Technology Analyst with IDS Financial.  He started his professional career as an aerodynamicist specializing in the formation and development of applied computer simulation design techniques for Boeing Company.  Mr.
                              French holds BS and MS degrees in Aeronautical Engineering from the University of
                              Washington and a M.B.A. in Finance and Accounting from Seattle University. He is a member of the Association for Investment Management and Research as well as the Investment
                              Analysts Society of Chicago.

David Faircloth, CFA          Mr. Faircloth joined the adviser in 1998 with over 10 years of investment experience.
Vice President & Portfolio    Prior to joining the adviser, Mr. Faircloth was a Portfolio Manager and Vice President at
Manager                       The Northern Trust Company from 1990 until October 1998, where he co-managed a convertible securities mutual fund and managed individual accounts.  He has a B.S. from DePaul
                              University and a Masters of Management from Northwestern University in Finance, Marketing and International Business.  Mr. Faircloth is a Chartered Financial Analyst and a member of the Association for Investment Management and Research as well as the Investment
                              Analysts Society of Chicago.

Investment Advisory Agreement


  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Fund has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser


  The adviser:

  .  Manages the investment and reinvestment of the portfolio's assets;

  . Continuously reviews, supervises and administers the investment program of the portfolio; and

  . Determines what portion of the portfolio's assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement


  The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Members or (b) a majority of the shareholders of the portfolio.



  Terminating an Investment Advisory Agreement

  The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees

  For its services, the portfolio pays its adviser a fee equal to of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolio paid the following in management fees to the adviser:

                                        Investment Advisory Fees  Investment Advisory Fees   Total Investment Advisory
                                                   Paid                  Waived                       Fees
------------------------------------------------------------------------------------------------------------------------------------
FMA Small Company Portfolio                     $1,340,556              $310,560                   $1,029,996
          1999
------------------------------------------------------------------------------------------------------------------------------------
          1998                                  $  965,234              $110,445                   $  854,789
------------------------------------------------------------------------------------------------------------------------------------
          1997                                  $  142,036              $ 89,172                   $   52,864

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services, and any amounts it may receive under a Service and Distribution Plan are passed through in their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------
  The Fund has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for the portfolio's Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

Shareholder Servicing Plan

  The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25 of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to the portfolio's Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Institutional Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

  .  Acting as the sole shareholder of record and nominee for beneficial owners.

  . Maintaining account records for such beneficial owners of the Fund's shares.

  .  Opening and closing accounts.

  . Answering questions and handling correspondence from shareholders about their accounts.

  .  Processing shareholder orders to purchase, redeem and exchange shares.

  . Handling the transmission of funds representing the purchase price or redemption proceeds.

  . Issuing confirmations for transactions in the Fund's shares by shareholders.

  . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

  . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

  .  Providing account maintenance and accounting support for all transactions.

  . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

Rule 12b-1 Distribution Plan

  The Distribution Plan permits the portfolio to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

  .  Advertising the availability of services and products.

  . Designing materials to send to customers and developing methods of making such materials accessible to customers.

  .  Providing information about the product needs of customers.

  . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

  . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

  .  Displaying and making available sales literature and prospectuses.

  . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

  In addition, the Institutional Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

Fees Paid under the Service and Distribution Plans

  The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Fund's governing board has limited the amount the Institutional Service Class may pay under the Plans to 0.40% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

  The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

  Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

                                                Distribution Plan Expenses
  ------------------------------------------------------------------------------
  FMA Small Company Portfolio                             $2,189
           1999

Approving, Amending and Terminating the Fund's Distribution Arrangements

  Shareholders of the portfolio have approved the Plans. The Plans also were approved by the governing board of the Fund, including a majority of the members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

  Continuing the Plans

  The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Fund's board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

  Amending the Plans

  A majority of the Fund's governing board and a majority of its the Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

  Terminating the Plans

  A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

  Miscellaneous

  So long as the Plans are in effect, the non-interested board members will select and nominate the Plan Members of the Fund.

  The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

  Pursuant to the Plans, the board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

Additional Non-12b-1 Shareholder Servicing Arrangements

  In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the portfolio or any class of shares of the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.




ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.


  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.


Administration and Transfer Agency Services Fees

  The portfolio pays a four-part fee to UAMFSI as follows:

  1. In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

     .  $19,500 for the first operational class; plus

     .  $3,750 for each additional class; plus

     . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                                  Annual Rate
        ------------------------------------------------------------------------
        FMA Small Company Portfolio                                    0.063%

  2. The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

     .  Not more than $35,000 for the first operational class; plus

     .  $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  For the last three fiscal years the portfolio paid the following in administration and sub-administration fees:

                                            Administrators Fee  Sub-Administrators Fee  Total Administration Fee
  ------------------------------------------------------------------------------------------------------------
  FMA Small Company Portfolio                      $87,089                $128,860               $215,949
       1999
  ------------------------------------------------------------------------------------------------------------
       1998                                        $62,840                $144,755               $207,595

       1997                                        $ 1,233                $ 80,327               $ 81,560


CUSTODIAN
--------------------------------------------------------------------------------
  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.


Brokerage Allocation and Other Practices


SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.


SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for the portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.


BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

  For the last three fiscal years, the portfolio paid the following in brokerage commissions:

                                                Brokerage Commissions
  ------------------------------------------------------------------------------
  FMA Small Company Portfolio
       1999                                            $1,161,191
  ------------------------------------------------------------------------------
       1998                                            $  355,571
  ------------------------------------------------------------------------------
       1997                                            $   90,657

Capital Stock and Other Securities



The Fund

  The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.



DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.


Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

  The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


FEDERAL TAXES

  The portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If the portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

  The portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

  Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.


PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.


In-Kind Purchases


  At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

  The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the portfolio;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.


  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone


  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.


  The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees


  The Fund requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information


  Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

  When the Fund may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the Commission may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
  The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
  Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.




Performance Calculations


  The portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each Class of the portfolio. Dividends paid by the portfolio with respect to each Class will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Institutional Service Class Shares will be borne exclusively by that class.


TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The fund calculates the average annual total return of the portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The fund calculates these figures according to the following formula:

     P(1 + T)/n/ = ERV

     Where:

     P    =   a hypothetical initial payment of $1,000

     T    =   average annual total return

     n    =   number of years

     ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


  Set forth in the table below are the portfolio's average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from the portfolio's inception date through October 31, 1999.

                                                                            Shorter of 10 Years or
                                                  One Year   Five Years        Since Inception        Inception Date
  -----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                -7.63%       12.36%                      12.70%        12/31/92
  -----------------------------------------------------------------------------------------------------------------------
  Institutional Service Class                        -7.85%        N/A                        -0.10%        08/01/97


YIELD
--------------------------------------------------------------------------------
  Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------
  The portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


  To help investors better evaluate how an investment in the portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the portfolio;

  .  that the indices and averages are generally unmanaged; and

  . that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.


Financial Statements


  The following documents are included in the portfolio's October 31, 1999 Annual Report:

  .  Financial statements for the fiscal year ended October 31, 1999.

  .  Financial highlights for the respective periods presented

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolio's Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolio's Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the portfolio.

  Board Member refers to a single member of the Fund's Board.

  Board refers to the Fund's Board of Trustees as a group.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

  Distribution Plan refers to the Distribution Plan the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

  Fund refers to UAM Funds, Inc.

  Governing Board, see Board.

  NAV is the net asset value per share of a portfolio.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

  Plan member refers to members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.

  Plans refers to the Distribution and Shareholder Servicing Plans the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  Service Plan refers to the Shareholder Servicing Plan the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

  Service Class means the Institutional Service Class shares of a portfolio.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium-- grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c            This is the lowest rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or  Moody's applies numerical modifiers 1, 2, and 3 in each rating
  minus (-)    classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

  Aaa          Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba           Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Con. (...)     (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
               (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 ssuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

             .  Leading market positions in well-established industries.

             . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

             . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             . Well-established access to a range of financial markets and assured sources of alternate liquidity.


Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime    Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Long-Term Issue Credit Ratings


  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC       An obligation rated 'CC' is currently highly vulnerable to nonpayment.


C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings



    A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA/   High credit quality.  Protection factors are strong.  Risk is
  AA-       modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB  Below-average protection factors but still considered sufficient
  BBB- for prudent investment. Considerable variability in risk during economic cycles.

  BB+/BB/   Below investment grade but deemed likely to meet obligations when
  BB-       due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP        Preferred stock with dividend arrearages.

Short-Term Debt

  High Grade

  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade

  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default

  D-5 Issuer failed to meet scheduled principal and/or interest payments.


FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
              all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D           Default. Denotes actual or imminent payment default.

  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  `NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.



Comparative Benchmarks

  (alphabetically)

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.


  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.\

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.


  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

  Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).


  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.


  Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.


  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

  It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.


  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.


  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)


                            ICM Small Company Portfolio




                          Institutional Class Shares

                       Statement of Additional Information
                               February 28, 2000

  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the portfolio dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolio by contacting the UAM Funds at the address listed above.

Table Of Contents
Description of Permitted Investments...............................   1
 What Investment Strategies May the Portfolio Use?.................   1
 Debt Securities...................................................   1
 Derivatives.......................................................   8
 Equity Securities.................................................  16
 Foreign Securities................................................  18
 Investment Companies..............................................  21
 Repurchase Agreements.............................................  22
 Restricted Securities.............................................  22
 Securities Lending................................................  22
 When Issued Transactions..........................................  23
Investment Policies of the Portfolio...............................  23
 Fundamental Policies..............................................  24
 Non-Fundamental Policies..........................................  25
Management Of The Fund.............................................  25
Principal Shareholders.............................................  26
Investment Advisory and Other Services.............................  27
 Investment Adviser................................................  27
 Distributor.......................................................  30
 Shareholder Servicing Arrangements................................  30
 Administrative Services...........................................  30
 Custodian.........................................................  32
 Independent Accountants...........................................  32
Brokerage Allocation and Other Practices...........................  32
 Selection of Brokers..............................................  32
 Simultaneous Transactions.........................................  32
 Brokerage Commissions.............................................  33
Capital Stock and Other Securities.................................  33
 Description Of Shares And Voting Rights...........................  33
Purchase, Redemption and Pricing of Shares.........................  35
 Net Asset Value Per Share.........................................  35
 Purchase of Shares................................................  36
 Redemption of Shares..............................................  36
 Exchange Privilege................................................  38
 Transfer Of Shares................................................  38
Performance Calculations...........................................  39
 Total Return......................................................  39
 Yield.............................................................  40
 Comparisons.......................................................  40
Financial Statements...............................................  41
Glossary...........................................................  41
Bond Ratings.......................................................  41
 Moody's Investors Service, Inc....................................  42
 Standard & Poor's Ratings Services................................  44
 Duff & Phelps Credit Rating Co....................................  47
 Fitch IBCA Ratings................................................  48
Comparative Benchmarks.............................................  49

Description of Permitted Investments

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
-------------------------------------------------------------------------------

  The portfolio currently intends to use the securities and investment strategies listed below in seeking its objectives; however, it may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. The portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Strategies of the Portfolio?"

  .  Equity securities.

  .  Short-term investments.

  .  Investment companies.

  .  Repurchase agreements.

  .  Restricted securities.

  .  Securities lending.

  .  When issued securities.

DEBT SECURITIES
-------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

  .  by the right of the issuer to borrow from the U.S. Treasury;

  . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  by the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)


  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, the portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)


  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)


  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

  .  payments of interest and principal are more frequent (usually monthly); and

  . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing the portfolio to reinvest the money at a lower interest rate.

  In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The portfolio will only invest in a security issued by a commercial bank if the bank:

  . has total assets of at least $1 billion, or the equivalent in other currencies;

  .  is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  The portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or the portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. If left unattended, drifts in the average maturity of the portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasuries securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

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  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolio currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures


  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

  Options


  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options


  When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options


  When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

   . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  The portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

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

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


  The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  Combined Positions


  The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

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


  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of
  securities without actually purchasing those stocks.   Equity index swaps
  involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  Correlation of Prices


  The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time

  Lack of Liquidity


  Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk


  If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.



  If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.



  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

  . They are generally not as developed or efficient as, and more volatile, than those in the United States;

  .  They have substantially less volume;

  . Their securities tend to be less liquid and to experience rapid and erratic price movements;

  . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

  . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

  . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.



  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro


  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  The portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the portfolio. Like other shareholders, the portfolio would pay its proportionate share of those fees. Consequently, shareholders of the portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. The portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows the portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the portfolio's investment policies and restrictions; and

  . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

  The portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolio normally uses repurchase agreements to earn income on assets that are not invested.

  When the portfolio enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
------------------------------------------------------------------------------

  The portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
------------------------------------------------------------------------------

  The portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When the portfolio lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. The portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  The portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  The portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolio

  The portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

  The portfolio will not:

  . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities);

  . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer; borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost;

  . invest for the purpose of exercising control over management of any company;

  . invest in commodities except that the portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolio's assets are required as deposit to secure obligations under futures contracts;

  . invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio has adopted a temporary defensive position;

  . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

  . invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days;

  . issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions;

  . make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act or the rules and regulations or interpretations of the SEC;

  . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value; and

  .  purchase additional securities when borrowings exceed 5% of total assets;

  .  purchase on margin or sell short, except as provided herein;

  . purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities;

  . purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

  .  underwrite the securities of other issuers;

  . write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

  The portfolio will not:

  . invest more than 20% of the portfolio's assets in American Depositary Receipts.

Management Of The Fund

  The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.


  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                                     Aggregate
                                                                                                    Aggregate       Compensation
                                                                                                   Compensation    From the Fund
                           Position                                                                From the Fund   Complex as of
  Name, Address,             with           Principal Occupations During the                       as of October    October 31,
  DOB                        Fund           Past 5 years                                             31, 1999          1999
---------------------------------------------------------------------------------------------------------------------------------
  John T. Bennett, Jr.       Board          President of Squam Investment Management Company,         $7,137          $10,625
  College Road -- RFD 3      Member         Inc. and Great Island Investment Company, Inc.;
  Meredith, NH 03253                        President of Bennett Management Company from 1988
  1/26/29                                   to 1993.
---------------------------------------------------------------------------------------------------------------------------------
  Nancy J. Dunn              Board          Financial Officer of World Wildlife Fund since            $7,137          $10,625
  1250 24/th/ St., NW        Member         January 1999; Vice President for Finance and
  Washington, DC 20037                      Administration and Treasurer of Radcliffe College
  8/14/51                                   from 1991 to 1999.
---------------------------------------------------------------------------------------------------------------------------------
  William A. Humenuk         Board          Executive Vice President and Chief Administrative         $7,137          $10,625
  100 King Street West       Member         Officer of Philip Services Corp.; Formerly, a Partner
  P.O. Box 2440, LCD-1                      in the Philadelphia office of the law firm Dechert
  Hamilton Ontario,                         Price & Rhoads and a Director of Hofler Corp.
  Canada L8N-4J6
  4/21/42
---------------------------------------------------------------------------------------------------------------------------------
  Philip D. English          Board          President and Chief Executive Officer of Broventure       $7,137          $10,625
  16 West Madison Street     Member         Company, Inc.; Chairman of the Board of Chektec
  Baltimore, MD 21201                       Corporation and Cyber Scientific, Inc.
  8/5/48
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Aggregate
                                                                                                    Aggregate       Compensation
                                                                                                   Compensation    From the Fund
                           Position                                                                From the Fund   Complex as of
  Name, Address,             with           Principal Occupations During the                       as of October    October 31,
  DOB                        Fund           Past 5 years                                             31, 1999          1999
---------------------------------------------------------------------------------------------------------------------------------
  James P. Pappas*           Board          President of UAM Investment Services, Inc. since               0                0
  211 Congress Street        Member         March 1999; Vice President UAM Trust Company since
  Boston, MA 02110                          January 1996; Principal of UAM Fund Distributors,
  2/24/53                                   Inc. since December 1995; Vice President of UAM
                                            Investment Services, Inc. from January 1996 to March
                                            1999 and a Director and Chief Operating Officer of CS
                                            First Boston Investment Management from 1993-1995.
---------------------------------------------------------------------------------------------------------------------------------
  Norton H. Reamer*          Board          Chairman, Chief Executive Officer and a Director of            0                0
  One International Place    Member;        United Asset Management Corporation; Director,
  Boston, MA 02110           President      Partner or Trustee of each of the Investment
  3/21/35                    and Chairman   Companies of the Eaton Vance Group of Mutual Funds.
---------------------------------------------------------------------------------------------------------------------------------
  Peter M. Whitman, Jr.*     Board          President and Chief Investment Officer of Dewey                0                0
  One Financial Center       Member         Square Investors Corporation since 1988; Director and
  Boston, MA 02111                          Chief Executive Officer of H.T. Investors, Inc.,
  7/1/43                                    formerly a subsidiary of Dewey Square.
---------------------------------------------------------------------------------------------------------------------------------
  William H. Park            Vice           Executive Vice President and Chief Financial Officer           0                0
  One International Place    President      of United Asset Management Corporation.
  Boston, MA 02110
  9/19/47
---------------------------------------------------------------------------------------------------------------------------------
  Gary L. French             Treasurer      President of UAMFSI and UAMFDI; Treasurer of the               0                0
  211 Congress Street                       Fidelity Group of Mutual Funds from 1991 to 1995;
  Boston, MA 02110                          held various other offices with Fidelity Investments
  7/4/51                                    from November 1990 to March 1995.
---------------------------------------------------------------------------------------------------------------------------------
  Robert R. Flaherty         Assistant      Vice President of UAMFSI; Manager of Fund                      0                0
  211 Congress Street        Treasurer      Administration and Compliance of Chase Global Fund
  Boston, MA 02110                          Services Company from 1995 to 1996; Senior Manager of
  9/18/63                                   Deloitte & Touche LLP from 1985 to 1995,
---------------------------------------------------------------------------------------------------------------------------------
  Robert J. DellaCroce       Assistant      Director, Mutual Fund Operations - SEI Investments;            0                0
  SEI Investments            Treasurer      Senior Manager at Arthur Andersen prior to 1994.
  One Freedom Valley Rd.
  Oaks, PA 19456
  12/17/63

Principal Shareholders


  As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

  Name and Address of Shareholder                       Percentage of Shares Owned             Class
--------------------------------------------------------------------------------------------------------------
  Washington Suburban Sanitary Commission
  14501 Sweitzer Lane
  Laurel, MD 20707-5902                                            9.72%                   Institutional
--------------------------------------------------------------------------------------------------------------
  Major League Baseball Players Benefit Plan
  c/o Investment Counselors of MD
  Attn: Anne D. Benson
  803 Cathedral Street
  Baltimore, MD 32302-5237                                         8.59%                   Institutional
--------------------------------------------------------------------------------------------------------------
Strafe & CO
FAO Riverside Methodist Hospital Foundation
PO Box 160
Westerville, OH 43086-0160                                         5.68%                   Institutional

  Name and Address of Shareholder                       Percentage of Shares Owned             Class
--------------------------------------------------------------------------------------------------------------
U.S. Trust Company of North Carolina
Attn: Trust Accounting
PO Box 26262
Greensboro, NC 27420                                               5.18%                   Institutional

  Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolio.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Investment Counselors of Maryland, Inc., a Maryland corporation located at 803 Cathedral Street, Baltimore, Maryland 21201, is the investment adviser to the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals.

  The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.

Portfolio Management

  A team of investment professionals is primarily responsible for the day-to-day management of the portfolios. Listed below are the investment professionals that comprise that team and a brief description of their business experience.

  Name and Title                   Experience
---------------------------------------------------------------------------------------------------------------------------
  William V. Heaphy                Mr. Heaphy joined the adviser in 1994 as a security analyst in the equity research
  Vice President                   department.  Prior to joining the adviser, Mr. Heaphy was an associate in the Baltimore law firm of Ober, Kaler, Grimes and Shriver, and before that, a staff auditor with
                                   Price Waterhouse.  Mr. Heaphy earned his law degree from the University of Maryland
                                   School of Law and his B.S. from Lehigh University.  He is a Certified Public Accountant and Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------------

  Name and Title                   Experience
---------------------------------------------------------------------------------------------------------------------------
  Robert D. McDorman, Jr.          Mr. McDorman joined in June 1985. His primary responsibilities are the management of
  Principal and Chief Investment   ICM Small Company Portfolio and related separate accounts and equity security analysis.
  Officer                          Before joining the adviser, Mr. McDorman managed the Financial Industrial Income Fund.
                                   Mr. McDorman earned his B.A. degree at Trinity College and his law degree at the
                                   University of Baltimore.  He is a Chartered Financial Analyst.  Mr. McDorman has
                                   managed the portfolio since its inception.

  Simeon F. Wooten, III            Mr. Wooten joined the adviser in 1998 as a research analyst and as a member of the
  Senior Vice President            management team of the ICM Small Company Portfolio.  Prior to joining the adviser, he served as Vice President/Research at Adams Express Company, which he joined in 1980.
                                   He is a graduate of the Wharton School of the University of Pennsylvania.  Mr. Wooten
                                   is a Chartered Financial Analyst and Certified Public Accountant.

  Listed below are additional members of the adviser's team of professionals and a brief description of their business experience.

  Name and Title                   Experience
---------------------------------------------------------------------------------------------------------------------------
  Paul L. Borssuck                 Mr. Borssuck joined the adviser in 1985 and heads the firm's Individual Capital
  Principal                        Management Division.  Prior to joining the adviser, Mr. Borssuck served as Chairman of the Investment Policy Committee at Mercantile-Safe Deposit and Trust Company where he managed portfolios for high net worth clients.  Prior to that, he headed the institutional funds management section at American Security and Trust Company in
                                   Washington, D.C.  Mr. Borssuck earned his B.S. degree and M.B.A. from Lehigh
                                   University.  He is a Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------------
  Robert F. Boyd                   Mr. Boyd joined the advisor in 1995 as Director of Research - Large and Mid Cap
  Principal                        Equities.  Prior to joining the advisor.  Mr. Boyd was a Managing Director and
                                   Portfolio Manager at Brandywine Asset Management.  Prior to that, he was Senior Vice
                                   President and Director of Research at Mercantile-0Sage Deposit & Trust Company.  Robby
                                   earned his B.S. degree at the University of Virginia and his M.B.A. at Columbia
                                   University, after which he joined Smith Barney.  He is a Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------------
  Stuart M. Christhilf, III        Mr. Christhilf joined ICM in 1998.  In addition to managing the firm's operations, he
  Principal and                    directs the marketing effort for Individual Capital Management.  Prior to joining ICM,
  Chief Executive Officer          Stuart was President of a re-insurance agency and earlier served as head of Kidder
                                   Peabody's Mid-Atlantic Institutional Sales effort.  He holds his BA from the University of Virginia and an MBA in Finance from Loyola College.  He presently sits on the Boards of Loyola High School and the Friends of Modern Art of the Baltimore Museum of Art.
---------------------------------------------------------------------------------------------------------------------------
  Andrew L. Gilchrist              Mr. Gilchrist joined the adviser in 1996 as Director of Investment Technology.  Prior
  Principal and Treasurer          to the adviser, Mr. Gilchrist served as Director of Investment Technology at
                                   Mercantile-Safe Deposit and Trust Company for 18 years.  Before that, he was with
                                   Merrill Lynch.  Mr. Gilchrist graduated with honors in Economics from the University of
                                   Maryland and earned a Masters from The Johns Hopkins University.  He is a  member of the Society of Quantitative Analysts.

  Julie L. Hale                    Ms. Hale joined the adviser in 1998 with seventeen years of investment experience.
  Senior Vice President            Prior to joining the adviser, she was a Senior Vice President and mutual fund manager for NationsBank Corporation from 1991 to 1998.  She has a B.S. degree from Mt. St.
                                   Mary's College and an M.B.A. from Kent State University.  Ms. Hale is a Chartered
                                   Financial Analyst and a member of the National Association of Petroleum Investment
                                   Analysts (NAPIA).

  Stephen T. Scott                 Mr. Scott specializes in the management of pension assets, private foundations and
  Principal and President          endowments.  He joined the adviser in 1973 after having served as portfolio manager at
                                   Chase Manhattan Bank and Mercantile-Safe Deposit and Trust Company.  He is a graduate of Randolph-Macon College and received an M.B.A. from Columbia University Graduate
                                   School of Business.

Investment Advisory Agreement


  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Fund has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser


  The adviser:

  .  Manages the investment and reinvestment of the portfolio's assets;

  . Continuously reviews, supervises and administers the investment program of the portfolio; and

  . Determines what portion of the portfolio's assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement


  The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Members or (b) a majority of the shareholders of the portfolio.


  Terminating an Investment Advisory Agreement

  The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees


  For its services, the portfolio pays its adviser a fee equal to of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolio paid the following in management fees to the adviser:

                                           Investment Advisory Fees Paid
--------------------------------------------------------------------------------
ICM Small Company Portfolio
         1999                                        $4,391,761
--------------------------------------------------------------------------------
         1998                                        $4,163,155
--------------------------------------------------------------------------------
         1997                                        $2,852,097


DISTRIBUTOR
--------------------------------------------------------------------------------
  UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund or the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

   .   Advisory and administration fees.

   . Charges and expenses of pricing and data services, independent public accountants and custodians.

   .   Insurance premiums including fidelity bond premiums.

   .   Outside legal expenses.

   .   Costs of maintenance of corporate existence.

   . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

   . Printing and production costs of shareholders' reports and corporate meetings.

   .   Cost and expenses of Fund stationery and forms.

   .   Costs of special telephone and data lines and devices.

   .   Trade association dues and expenses.

   .   Any extraordinary expenses and other customary Fund expenses.

   The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.

   UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.

Administration and Transfer Agency Services Fees

   The portfolio pays a four-part fee to UAMFSI as follows:

   1. In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

       .   $19,500 for the first operational class; plus

       .   $3,750 for each additional class; plus

       . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                                  Annual Rate
       -------------------------------------------------------------------------
       ICM Small Company Portfolio                                  0.063%

   2. The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

      .   Not more than $35,000 for the first operational class; plus

      .   $5,000 for each additional operational class; plus

      . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

   3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

   4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

   For the last three fiscal years the portfolio paid the following in administration and sub-administration fees:


                                        Administrators Fee    Sub-Administrators Fee    Total Administration Fee
   -------------------------------------------------------------------------------------------------------------
   ICM Small Company Portfolio
     1999                                    $251,348                 $314,423                $  565,771
   -------------------------------------------------------------------------------------------------------------
     1998                                    $801,694                 $544,957                $1,346,651
   -------------------------------------------------------------------------------------------------------------
     1997                                    $555,980                 $393,014                $  948,994

CUSTODIAN
--------------------------------------------------------------------------------

   The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

   The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

   It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

   The adviser makes investment decisions for the portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

   Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

   Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

   For the last three fiscal years, the portfolio paid the following in brokerage commissions:


                                                        Brokerage Commissions
   ----------------------------------------------------------------------------
   ICM Small Company Portfolio
     1999                                                      $1,046,123
   ----------------------------------------------------------------------------
     1998                                                      $  547,879
   ----------------------------------------------------------------------------
     1997                                                      $  264,115

Capital Stock and Other Securities

The Fund

   The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.

DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------

   The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.


Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

  The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


FEDERAL TAXES

  The portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If the portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

  The portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

  Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.

In-Kind Purchases

  At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

  The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the portfolio;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

  The Fund requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

  When the Fund may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the Commission may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN

  Total return is the change in value of an investment in the portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The fund calculates the average annual total return of the portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV
     Where:
     P    =   a hypothetical initial payment of $1,000
     T    =   average annual total return
     n    =   number of years
     ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the portfolio's average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from the portfolio's inception date through October 31, 1999.

                                                                     Shorter of
                                                                 10 Years or Since
                                        One Year    Five Years      Inception         Inception Date
------------------------------------------------------------------------------------------------------
ICM Small Company Portfolio              -0.13%      13.09%           14.66%              04/19/89

YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  The portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


  To help investors better evaluate how an investment in the portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the portfolio;

  .   that the indices and averages are generally unmanaged; and

  . that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the portfolio's October 31, 1999 Annual Report:

   .  Financial statements for the fiscal year ended October 31, 1999.

   .  Financial highlights for the respective periods presented

   .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolio's Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolio's Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the portfolio.

  Board Member refers to a single member of the Fund's Board.

  Board refers to the Fund's Board of Trustees as a group.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

  Fund refers to UAM Funds, Inc.

  Governing Board, see Board.

  NAV is the net asset value per share of a portfolio.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-serving agents.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c             This is the lowest rated class of preferred or preference stock.
                Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or   Moody's applies numerical modifiers 1, 2, and 3 in each rating
  minus (-)     classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

  Aaa           Bonds which are rated Aaa are judged to be of the best quality.
                They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...)    (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
                These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                .  Leading market positions in well-established industries.

                . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services


Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2.  Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

  Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA/      High credit quality. Protection factors are strong. Risk is
  AA-          modest but may vary slightly from time to time because of
               economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB     Below-average protection factors but still considered sufficient
  BBB-         for prudent investment. Considerable variability in risk during economic cycles.

  BB+/BB/      Below investment grade but deemed likely to meet obligations when
  BB-          due. Present or prospective financial protection factors
               fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP           Preferred stock with dividend arrearages.

Short-Term Debt

  High Grade

   D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade

  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default

  D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
               all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D            Default.  Denotes actual or imminent payment default.

  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  `NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


Comparative Benchmarks

  (Alphabetically)

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.


  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.


  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

  Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.



  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).


  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.



  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.


  Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.



  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.


  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

  It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.



  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.


  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.



  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.


  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.



  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)



                             The McKee Portfolios
                        McKee U.S. Government Portfolio
                        McKee Domestic Equity Portfolio
                     McKee International Equity Portfolio
                       McKee Small Cap Equity Portfolio

                          Institutional Class Shares


                         Statement of Additional Information
                                February 28, 2000



This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the portfolios dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolios by contacting the UAM Funds at the address listed above.

Table Of Contents
Description of Permitted Investments...............................................................   1
   What Investment Strategies May the Portfolios Use?..............................................   1
   Debt Securities.................................................................................   2
   Derivatives.....................................................................................   9
   Equity Securities..............................................................................   17
   Foreign Securities.............................................................................   19
   Investment Companies...........................................................................   23
   Repurchase Agreements..........................................................................   23
   Restricted Securities..........................................................................   23
   Securities Lending.............................................................................   24
   When Issued Transactions.......................................................................   24
Investment Policies of the Portfolios.............................................................   25
   Fundamental Policies...........................................................................   25
   Non-Fundamental Policies.......................................................................   26
Management Of The Fund............................................................................   26
Principal Shareholders............................................................................   27
Investment Advisory and Other Services............................................................   30
   Investment Adviser.............................................................................   30
   Distributor....................................................................................   32
   Shareholder Servicing Arrangements.............................................................   32
   Administrative Services........................................................................   33
   Custodian......................................................................................   34
   Independent Accountants........................................................................   34
Brokerage Allocation and Other Practices..........................................................   34
   Selection of Brokers...........................................................................   34
   Simultaneous Transactions......................................................................   34
   Brokerage Commissions..........................................................................   35
Capital Stock and Other Securities................................................................   35
   Description Of Shares And Voting Rights........................................................   36
Purchase, Redemption and Pricing of Shares........................................................   37
   Net Asset Value Per Share......................................................................   37
   Purchase of Shares.............................................................................   38
   Redemption of Shares...........................................................................   39
   Exchange Privilege.............................................................................   41
   Transfer Of Shares.............................................................................   41
Performance Calculations..........................................................................   41
   Total Return...................................................................................   41
   Yield..........................................................................................   42
   Comparisons....................................................................................   42
Financial Statements..............................................................................   43
Glossary..........................................................................................   43
Bond Ratings......................................................................................   44
   Moody's Investors Service, Inc.................................................................   44
   Standard & Poor's Ratings Services.............................................................   46
   Duff & Phelps Credit Rating Co.................................................................   49
   Fitch IBCA Ratings.............................................................................   50
Comparative Benchmarks............................................................................   52

Description Of Permitted Investments

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIOS USE?
----------------------------------------------------------------------------

     The portfolios currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolios to use these investments in "What Are the Investment Policies of the Portfolios?"


U.S. Government Portfolio

     .    Debt securities.

     .    Futures.

     .    Options.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


Domestic Equity Portfolio

     .    Equity securities.

     .    Short-term investments.

     .    Futures.

     .    Options.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.

International Equity Portfolio

     .    Foreign securities.

     .    Equity securities.

     .    Short-term investments.

     .    Futures.

     .  Options.

     .  Forward currency exchange contracts.

     .  Investment companies.

     .  Repurchase agreements.

     .  Restricted securities.

     .  Securities lending.

     .  When issued securities.


Small Cap Equity Portfolio

     .  Equity securities.

     .  Short-term investments.

     .  Futures.

     .  Options.

     .  Investment companies.

     .  Repurchase agreements.

     .  Restricted securities.

     .  Securities lending.

     .  When issued securities.


DEBT SECURITIES
-----------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

     .  by the right of the issuer to borrow from the U.S. Treasury;

     . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .  by the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a portfolio's shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

Federal National Mortgage Association (FNMA)


     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.



     Risks of Mortgage-Backed Securities
     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

     .  payments of interest and principal are more frequent (usually monthly);
        and

     . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a portfolio to reinvest the money at a lower interest rate.

     In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.




     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     A portfolio will only invest in a security issued by a commercial bank if the bank:

     . has total assets of at least $1 billion, or the equivalent in other currencies;

     . is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.




Terms to Understand


     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.


     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a portfolio. If left unattended, drifts in the average maturity of a portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.


DERIVATIVES
----------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.



Types of Derivatives

     Futures


     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency.

     These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.


     Options


     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.



     Purchasing Put and Call Options


     When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.


     The purchaser of an option may terminate its position by:

     .  Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .  Closing it out in the secondary market at its current price.


     Selling (Writing) Put and Call Options

     When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     The portfolio can cover a put option by, at the time of selling the option:

     . Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     . Maintaining the entire exercise price in liquid securities.



     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.



     The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.



         Combined Positions

     The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     . Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


     Swaps, Caps, Collars and Floors


     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.



     Correlation of Prices


     The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.



     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.



     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.



     Lack of Liquidity


     Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     . have to purchase or sell the instrument underlying the contract;

     . not be able to hedge its investments; and

     . not be able realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.

     Management Risk


     If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.


     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     . actual and anticipated changes in interest rates;

     . fiscal and monetary policies; and

     . national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.


     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.


     If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES
--------------------------------------------------------------------------


Types of Equity Securities


     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


     Convertible Securities

     Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities


     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


FOREIGN SECURITIES
-----------------------------------------------------------------------------


Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary
       Receipts and other similar global instruments; and

     . They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.



Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S.
       investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

     . They are generally not as developed or efficient as, and more volatile, than those in the United States;

     . They have substantially less volume;

     . Their securities tend to be less liquid and to experience rapid and erratic price movements;

     . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

     . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

     . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.



     Foreign Currency Risk


     While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into United States dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     . Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries;
       and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


The Euro


     The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     . How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?

INVESTMENT COMPANIES
-----------------------------------------------------------------------------

     A portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a portfolio. Like other shareholders, each portfolio would pay its proportionate share of those fees. Consequently, shareholders of a portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. A portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

     . For cash management purposes;

     . Consistent with a portfolio's investment policies and restrictions; and

     . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

     The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolios normally use repurchase agreements to earn income on assets that are not invested.

     When a portfolio enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
-----------------------------------------------------------------------------

     The portfolios may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
------------------------------------------------------------------------------

     A portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When a portfolio lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the
       U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     . It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

     . It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     . Experience delays in recovering its securities.


WHEN ISSUED TRANSACTIONS
-----------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolios

     A portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means a portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act.

     Each of the portfolios will not:

     . With respect to 50% of its assets (75% for the McKee Small Cap Equity
       Portfolio), invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof).

     . With respect to 50% of its assets (75% for the McKee Small Cap Equity
       Portfolio), purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow money, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3 % of the portfolio's gross assets valued at the lower of market or cost.

     . Invest for the purpose of exercising control over management of any company.

     . Invest in physical commodities or contracts on physical commodities.

     . Invest more than 25% of its assets in companies within a single industry;
       however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

     . Invest more than an aggregate of 15% of the assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

     . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the SEC.

     . Purchase on margin or sell short.

     . Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . Underwrite the securities of other issuers.

     . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
-----------------------------------------------------------------------------

     The following limitations are non-fundamental, which means a portfolio may change them without shareholder approval.

     The portfolios will not:

     . Invest in stock or bond futures and/or options on futures unless not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total assets.


Management of the Fund

     The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.


     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                             Aggregate
                                                                                         Aggregate       Compensation From
                                                                                     Compensation From    the Fund Complex
                             Position   Principal Occupations During the Past 5       the Fund as of     as of October 31,
    Name, Address, DOB       with Fund  years                                        October 31, 1999           1999
    ------------------------------------------------------------------------------------------------------------------------
    John T. Bennett, Jr.     Board      President of Squam Investment Management          $7,137              $10,625
    College Road-- RFD 3     Member     Company, Inc. and Great Island Investment
    Meredith, NH 03253                  Company, Inc.; President of Bennett
    1/26/29                             Management Company from 1988 to 1993.
    ------------------------------------------------------------------------------------------------------------------------
    Nancy J. Dunn            Board      Financial Officer of World Wildlife Fund          $7,137              $10,625
    1250 24/th/ St., NW      Member     since January 1999; Vice President for
    Washington, DC 20037                Finance and  Administration and Treasurer
    8/14/51                             of Radcliffe College from 1991 to 1999.
    ------------------------------------------------------------------------------------------------------------------------

                                                                                                          Aggregate
                                                                                      Aggregate       Compensation From
                                                                                  Compensation From    the Fund Complex
                          Position   Principal Occupations During the Past 5       the Fund as of     as of October 31,
 Name, Address, DOB       with Fund  years                                        October 31, 1999           1999
 ------------------------------------------------------------------------------------------------------------------------
William A. Humenuk       Board      Executive Vice President and Chief                $7,137              $10,625
100 King Street West     Member     Administrative Officer of Philip Services
P.O. Box 2440, LCD-1                Corp.; Formerly, a Partner in the
Hamilton  Ontario,                  Philadelphia  office of the law firm
Canada L8N-4J6                      Dechert Price & Rhoads and a Director of
4/21/42                             Hofler Corp.
------------------------------------------------------------------------------------------------------------------------
Philip D. English        Board      President and Chief Executive Officer of          $7,137              $10,625
16 West Madison Street   Member     Broventure Company,  Inc.; Chairman of the
Baltimore, MD 21201                 Board of Chektec Corporation and Cyber
8/5/48                              Scientific, Inc.
------------------------------------------------------------------------------------------------------------------------
James P. Pappas*         Board      President of UAM Investment Services,                  0                    0
211 Congress Street      Member     Inc. since March 1999; Vice President UAM
Boston, MA 02110                    Trust Company since January 1996;
2/24/53                             Principal of UAM Fund Distributors, Inc.
                                    since December 1995; Vice President of
                                    UAM Investment Services, Inc. from
                                    January 1996 to March 1999 and a Director
                                    and Chief Operating Officer of CS First
                                    Boston Investment Management from
                                    1993-1995.
------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*        Board      Chairman, Chief Executive Officer and a                0                   0
One International Place  Member;    Director of United Asset Management
Boston, MA 02110         President  Corporation; Director, Partner or Trustee
3/21/35                  and        of each of the Investment Companies of
                         Chairman   the Eaton Vance Group of Mutual Funds.
------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*   Board      President and Chief Investment Officer of             0                   0
One Financial Center     Member     Dewey Square Investors Corporation since
Boston, MA 02111                    1988; Director and Chief Executive
7/1/43                              Officer of H.T. Investors, Inc., formerly
                                    a subsidiary of Dewey Square.
------------------------------------------------------------------------------------------------------------------------
William H. Park          Vice       Executive Vice  President and Chief                   0                   0
One International Place  President  Financial Officer of United  Asset
Boston, MA 02110                    Management Corporation.
9/19/47
------------------------------------------------------------------------------------------------------------------------
Gary L. French           Treasurer  President of UAMFSI and UAMFDI; Treasurer            0                    0
211 Congress Street                 of the Fidelity Group of Mutual Funds
Boston, MA 02110                    from 1991 to 1995; held various other
7/4/51                              offices with Fidelity Investments from
                                    November 1990 to March 1995.
------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty       Assistant  Vice President of UAMFSI;  Manager of Fund            0                   0
211 Congress Street      Treasurer  Administration and Compliance of Chase
Boston, MA 02110                    Global Fund Services Company from 1995 to
9/18/63                             1996; Senior Manager of Deloitte & Touche
                                    LLP from 1985 to 1995,
------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce     Assistant  Director, Mutual Fund Operations - SEI                0                   0
SEI Investments          Treasurer  Investments; Senior Manager at Arthur
One Freedom Valley Rd.              Andersen prior to 1994.
Oaks, PA 19456
12/17/63
------------------------------------------------------------------------------------------------------------------------

Principal Shareholders

     As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                                Percentage of
Name and Address of Shareholder                                  Shares Owned          Portfolio           Class
------------------------------------------------------------------------------------------------------------------------
Wesbanco Bank Wheeling                                              21.33%          McKee Domestic      Institutional
Agnt City of Wheeling Municipal Employees Retirement &                              Equity Portfolio    Class Shares
Benefit Fund
U/A 1/10/89
1 Bank Plaza
Wheeling, WV 26003-3565
------------------------------------------------------------------------------------------------------------------------
Carey & CO                                                          10.41%          McKee Domestic      Institutional
PO Box 1558                                                                         Equity Portfolio    Class Shares
Columbus,  OH 43260-0002
------------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co                                                  9.30%          McKee Domestic      Institutional
FBO Iron Workers Local 549 Security Plan                                            Equity Portfolio    Class Shares
c/o Mutual Funds
PO Box 8971
Wilmington, DE 19899-8971
------------------------------------------------------------------------------------------------------------------------
One Valley Bank NA CUST                                              8.07%          McKee Domestic      Institutional
FBO Morgantown Utility                                                              Equity Portfolio    Class Shares
Attn:  Security Cage
Mail Street 1510
PO Box 1793
Charleston, WV 25326-1793
------------------------------------------------------------------------------------------------------------------------
Strafe & CO                                                          7.30%          McKee Domestic      Institutional
Ironworkers Med AC                                                                  Equity Portfolio    Class Shares
PO Box 160
Westervivlle, OH 43086-0160
------------------------------------------------------------------------------------------------------------------------
Saxon & CO                                                           6.36%          McKee Domestic      Institutional
Borough of Canonsburg                                                               Equity Portfolio    Class Shares
68 E. Pike Street
Canonsburg, PA 15317-1312
------------------------------------------------------------------------------------------------------------------------
City of Sr. Mary's Police Pension Fund                              5.16%           McKee Domestic      Institutional
808 S. Michael Road                                                                 Equity Portfolio    Class Shares
P.O. Box 1994
Saint Marys, PA 15857-5994
------------------------------------------------------------------------------------------------------------------------
Saxon & CO                                                          17.27%          McKee International Institutional
FBO Westmoreland County Employees Retirement Fund                                   Equity Portfolio    Class Shares
PO Box 7780
Philadelphia, PA 19182-0001
------------------------------------------------------------------------------------------------------------------------
MAC & CO                                                            15.37%          McKee International  Institutional
A/C MIDF 8346BN2                                                                    Equity Portfolio     Class Shares
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198
------------------------------------------------------------------------------------------------------------------------
Fulvest & CO                                                         9.22%          McKee International Institutional
FBO Lancaster County Era                                                            Equity Portfolio    Class Shares
PO Box 3215
Lancaster,  PA 17604-3215
------------------------------------------------------------------------------------------------------------------------
AllFirst Trust CO NA                                                 8.72%          McKee International  Institutional
FBO County of Dauphin Retirement Plan                                               Equity Portfolio     Class Shares
Security Processing 109-911
PO Box 1596
Baltimore, MD 21203-1596
------------------------------------------------------------------------------------------------------------------------
Saxon & Co.                                                          6.71%          McKee International Institutional
FBO Cumberland County City Employees Retirement CUST                                Equity Portfolio    Class Shares
PO Box 7780-1888
Philadelphia, PA 19182-0001
------------------------------------------------------------------------------------------------------------------------
Saxon & CO                                                           5.38%          McKee International Institutional
FBO Butler City Retirement                                                          Equity Portfolio    Class Shares
PO Box 7780-1888
Philadelphia, PA 19182-0001
------------------------------------------------------------------------------------------------------------------------
Keystone Financial Inc.                                              5.32%          McKee International Institutional
C/O Keystone Financial Trust OPS                                                    Equity Portfolio    Class Shares
P.O. Box 2450
Altoona, PA 16608-2450
------------------------------------------------------------------------------------------------------------------------
Light & CO                                                          20.81%          McKee Small Cap     Institutional
c/o AllFirst Trust CO NA                                                            Equity Portfolio    Class Shares
Security Processing 109-911
PO Box 1596
Baltimore,  MD 21203-1596
------------------------------------------------------------------------------------------------------------------------

                                                                  Percentage of
 Name and Address of Shareholder                                   Shares Owned           Portfolio             Class
---------------------------------------------------------------------------------------------------------------------------
     MAC & CO                                                            11.46%           McKee Small Cap    Institutional
     A/C MIDF 52561W2                                                                    Equity Portfolio       Class
     Mutual Funds Operations                                                                                   Shares
     PO Box 3198
     Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------
     MAC & CO                                                             8.64%           McKee Small Cap    Institutional
     A/C MIDF 8346BN2                                                                    Equity Portfolio       Class
     Mutual Funds Operations                                                                                   Shares
     PO Box 3198
     Pittsburgh, PA 15230-3198
---------------------------------------------------------------------------------------------------------------------------
     Strafe & CO                                                          7.13%           McKee Small Cap    Institutional
     FBO Ironworkers   A/C 9388396001                                                    Equity Portfolio       Class
     PO Box 160                                                                                                Shares
     Westerville, OH 43086-0160
---------------------------------------------------------------------------------------------------------------------------
     Saxon & Co.                                                          5.94%           McKee Small Cap    Institutional
     FBO Cumberland County City Employees Retirement CUST                                Equity Portfolio       Class
     PO Box 7780-1888                                                                                          Shares
     Philadelphia, PA 19182-0001
---------------------------------------------------------------------------------------------------------------------------
     First Union National Bank                                            5.30%           McKee Small Cap    Institutional
     FBO Lackawanna City Employees Retirement Fund                                       Equity Portfolio       Class
     1525 West WT Harris Blvd CMG NC 1151                                                                      Shares
     Charlotte, NC 28288-8522
---------------------------------------------------------------------------------------------------------------------------
     Wilmington Trust Co                                                 34.45%             McKee U.S.       Institutional
     FBO Iron Workers Local 549 Security Plan                                               Government          Class
     c/o Mutual Funds                                                                        Portfolio         Shares
     PO Box 8971
     Wilmington, DE 19899-8971
---------------------------------------------------------------------------------------------------------------------------
     City of St. Mary's Police Pension Fund                               8.85%             McKee U.S.       Institutional
     808 S. Michael Road                                                                    Government          Class
     PO Box 1994                                                                             Portfolio         Shares
     Saint Mary's, PA 15857-5994
---------------------------------------------------------------------------------------------------------------------------
     Saxon & CO                                                           8.17%             McKee U.S.       Institutional
     Borough of Canonsburg                                                                  Government          Class
     68 E. Pike Street                                                                       Portfolio         Shares
     Canonsburg, PA 15317-1312
---------------------------------------------------------------------------------------------------------------------------
     Teamsters Local 211 Reserve Account                                  7.43%             McKee U.S.       Institutional
     625 Stanwix Street 1903                                                                Government          Class
     Pittsburgh, PA 15222-1406                                                             Portfolio         Shares
---------------------------------------------------------------------------------------------------------------------------
     Greene County Employees Retirement Fund                              6.19%             McKee U.S.       Institutional
     New County Office Bldg.                                                                Government          Class
     93 East High Street                                                                     Portfolio         Shares
     Waynesburg, PA 15370-1839
---------------------------------------------------------------------------------------------------------------------------
     Econony Borough Employees Fund                                       5.57%             McKee U.S.       Institutional
     c/o Controllers Office                                                                 Government          Class
     2856 Conway Wallrose Road                                                               Portfolio         Shares
     Baden, PA 15005-2306
---------------------------------------------------------------------------------------------------------------------------
     Zoar Home                                                            5.43%             McKee U.S.       Institutional
     801 Union Avenue                                                                       Government          Class
     Pittsburgh, PA 15212-5523                                                               Portfolio         Shares

     Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolios.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
--------------------------------------------------------------------------------

     C.S. McKee & Co., Inc., a Pennsylvania corporation located at One Gateway Center, Pittsburgh, PA 15222, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1931.

     The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.


Investment Advisory Agreement

     This section summarizes some of the important provisions the Investment Advisory Agreements. The Fund has filed each agreement with the SEC as part of its registration statement on Form N-1A.

Service Performed by Adviser

     Each adviser:

     .   Manages the investment and reinvestment of a portfolio's assets;

     . Continuously reviews, supervises and administers the investment program of a portfolio; and

     . Determines what portion of a portfolio's assets will be invested in securities and what portion will consist of cash.


Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the portfolio.


     Terminating an Investment Advisory Agreement

     The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     .   A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

     .   It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees

     For its services, each portfolio pays its adviser the following annual fees, which are expressed as a percentage of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolios paid the following in management fees to the adviser:

                                                                    Investment Advisory Fees Paid
     ----------------------------------------------------------------------------------------------------------------------
     U.S. Government Portfolio
          1999                                                                 $  104,458
     ----------------------------------------------------------------------------------------------------------------------
          1998                                                                 $  188,898
     ----------------------------------------------------------------------------------------------------------------------
          1997                                                                 $  180,278
     ----------------------------------------------------------------------------------------------------------------------
     Domestic Equity Portfolio
          1999                                                                 $  302,499
     ----------------------------------------------------------------------------------------------------------------------
          1998                                                                 $  418,475
     ----------------------------------------------------------------------------------------------------------------------
          1997                                                                 $  589,228
     ----------------------------------------------------------------------------------------------------------------------
     International Equity Portfolio
          1999                                                                 $1,051,174
     ----------------------------------------------------------------------------------------------------------------------
          1998                                                                 $  857,075
     ----------------------------------------------------------------------------------------------------------------------
          1997                                                                 $  738,184
     ----------------------------------------------------------------------------------------------------------------------
     Small Cap Equity Portfolio
          1999                                                                 $  824,282
     ----------------------------------------------------------------------------------------------------------------------
          1998                                                                 $  675,734
     ----------------------------------------------------------------------------------------------------------------------
          1997                                                                      N/A

DISTRIBUTOR
--------------------------------------------------------------------------------

     UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


     UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund or the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------


Administrator

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

     .   Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .   SEC fees and state Blue-Sky fees.

     .   EDGAR filing fees.

     .   Processing services and related fees.

     .   Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .   Insurance premiums including fidelity bond premiums.

     .   Outside legal expenses.

     .   Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .   Cost and expenses of Fund stationery and forms.

     .   Costs of special telephone and data lines and devices.

     .   Trade association dues and expenses.

     .   Any extraordinary expenses and other customary Fund expenses.

     The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.






Administration and Transfer Agency Services Fees


     Each portfolio pays a four-part fee to UAMFSI as follows:

     1. In exchange for administrative services, a portfolio pays a fee to UAMFSI calculated at the annual rate of:

         .   $19,500 for the first operational class; plus

         .   $3,750 for each additional class; plus

         . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                                                                    Annual Rate
             --------------------------------------------------------------------------------------------------------------
             U.S. Government Portfolio                                                                0.043%
             --------------------------------------------------------------------------------------------------------------
             Domestic Equity Portfolio                                                                0.043%
             --------------------------------------------------------------------------------------------------------------
             International Equity Portfolio                                                           0.063%
             --------------------------------------------------------------------------------------------------------------
             Small Cap Equity Portfolio                                                               0.043%

     2. Each portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

         .   Not more than $35,000 for the first operational class; plus

         .   $5,000 for each additional operational class; plus

         . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

     3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

     4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     For the last three fiscal years the portfolios paid the following in administration and sub-administration fees:

                                    Administrators Fee           Sub-Administrators Fee       Total Administration Fee
     ---------------------------------------------------------------------------------------------------------------------
     U.S. Government Portfolio
          1999                            $18,087                       $61,618                        $79,705
     ---------------------------------------------------------------------------------------------------------------------
          1998                           $102,948                       $83,328                       $186,276

          1997                            $99,215                       $83,206                       $182,421
     ---------------------------------------------------------------------------------------------------------------------
     Domestic Equity Portfolio
          1999                            $27,987                       $70,883                        $98,870
     ---------------------------------------------------------------------------------------------------------------------
          1998                           $112,236                       $83,629                       $195,865
     ---------------------------------------------------------------------------------------------------------------------
          1997                           $127,984                       $91,727                       $219,711
     ---------------------------------------------------------------------------------------------------------------------
     International Equity
     Portfolio
          1999                           $104,039                       $109,597                      $213,636
     ---------------------------------------------------------------------------------------------------------------------
          1998                           $198,575                       $120,940                      $319,515
     ---------------------------------------------------------------------------------------------------------------------
          1997                           $178,372                       $115,116                      $293,488
     ---------------------------------------------------------------------------------------------------------------------
     Small Cap Equity
     Portfolio
          1999                            $43,277                       $71,221                       $114,498
     ---------------------------------------------------------------------------------------------------------------------
          1998                            $93,068                       $63,571                       $156,639
     ---------------------------------------------------------------------------------------------------------------------
          1997                              N/A                         $188,977                         N/A

Custodian
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


Independent Accountants
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.




BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers
--------------------------------------------------------------------------------


     Each Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.


Simultaneous Transactions
--------------------------------------------------------------------------------


     The adviser makes investment decisions for each portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.


Brokerage Commissions
--------------------------------------------------------------------------------


Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

     For the last three fiscal years, the portfolios paid the following in brokerage commissions:

                                                                          Brokerage Commissions
     -------------------------------------------------------------------------------------------------------------------------
     U.S. Government Portfolio
          1999                                                                   $     0
     -------------------------------------------------------------------------------------------------------------------------
          1998                                                                   $12,459
     -------------------------------------------------------------------------------------------------------------------------
          1997                                                                   $     0
     -------------------------------------------------------------------------------------------------------------------------
     Domestic Equity Portfolio
          1999                                                                  $110,547
     -------------------------------------------------------------------------------------------------------------------------
          1998                                                                  $174,853
     -------------------------------------------------------------------------------------------------------------------------
          1997                                                                  $172,158
     -------------------------------------------------------------------------------------------------------------------------
     International Equity Portfolio
          1999                                                                  $339,129
     -------------------------------------------------------------------------------------------------------------------------
          1998                                                                  $211,763
     -------------------------------------------------------------------------------------------------------------------------
          1997                                                                  $199,969
     -------------------------------------------------------------------------------------------------------------------------
     Small Cap Equity Portfolio
          1999                                                                  $212,727
     -------------------------------------------------------------------------------------------------------------------------
          1998                                                                  $188,977
     -------------------------------------------------------------------------------------------------------------------------
          1997                                                                     N/A

CAPITAL STOCK AND OTHER SECURITIES

The Fund

     The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA

     02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.


Description Of Shares And Voting Rights
--------------------------------------------------------------------------------

     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

     The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

     Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If a portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     A portfolios' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

PURCHASE, REDEMPTION AND PRICING OF SHARES


NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

     Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.



Purchase of Shares
------------------------------------------------------------------------------


     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.



In-Kind Purchases


     At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

     The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the portfolio;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


Redemption of Shares
------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.


  By Mail

     Requests to redeem shares must include:


     .   Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .   Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


  By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.

     The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.



Redemptions-In-Kind

     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees


     The Fund requires signature guarantees for certain types of documents, including:

     .   Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .   On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information


     Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

     When the Fund may suspend redemption privileges or postpone the date of payment:

     .   when the NYSE and custodian bank are closed;

     .   when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   for such other periods as the Commission may permit.

Exchange Privilege
------------------------------------------------------------------------------

     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

Transfer Of Shares
------------------------------------------------------------------------------

     Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.





PERFORMANCE CALCULATIONS

     Each portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each portfolio.




Total Return
------------------------------------------------------------------------------


     Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The fund calculates the average annual total return of a portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.


     The fund calculates these figures according to the following formula:

         P (1 + T)n = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return
         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     Set forth in the table below are the portfolios' average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from a portfolio's inception date through October 31, 1999.


                                                            Shorter of
                                                           10 Years or         30-Day
                               One Year    Five Years    Since Inception        Yield      Inception Date
---------------------------------------------------------------------------------------------------------------------
U.S. Government Portfolio        2.44%         N/A            5.56%              5.46%          03/02/95
---------------------------------------------------------------------------------------------------------------------
Domestic Equity Portfolio        13.76%        N/A           17.40%              N/A            12/31/98
---------------------------------------------------------------------------------------------------------------------
International Equity Portfolio   30.33%      10.83%          10.77%              N/A            12/31/99
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity Portfolio       0.81%         N/A            7.66%              N/A            11/04/97
---------------------------------------------------------------------------------------------------------------------


Yield
------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.



     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.



     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)6-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

         d = the maximum offering price per share on the last day of the period.

Comparisons
------------------------------------------------------------------------------

     A portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


     To help investors better evaluate how an investment in a portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a portfolio;

     .   that the indices and averages are generally unmanaged; and

     . that the items included in the calculations of such averages may not be identical to the formula used by a portfolio to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a portfolio will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS


     The following documents are included in the portfolios' October 31, 1999 Annual Report:

     .   Financial statements for the fiscal year ended October 31, 1999.

     .   Financial highlights for the respective periods presented

     .   The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolios' Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolios' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser to each portfolio.

     Board Member refers to a single member of the Fund's Board.

     Board refers to the Fund's Board of Trustees as a group.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     Fund refers to UAM Funds, Inc.

     Governing Board, see Board.

     NAV is the net asset value per share of a portfolio.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

     Portfolio refers to a single series of the Fund, while portfolios refer to all of the series of the Fund.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder servicing agent.


BOND RATINGS

Moody's Investors Service, Inc.
------------------------------------------------------------------------------


Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels .

     baa An issue that which is rated "baa" is considered to be a medium-- grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c        This is the lowest rated class of preferred or preference stock.
              Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or    Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)      rating classification: the modifier 1 indicates that the
                    security ranks in the higher end of its generic rating catefory; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...)     (This rating applies only to U.S. Tax-Exempt Municipals)
                    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches.
                    Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                     . Leading market positions in well-established industries.

                     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.


Standard & Poor's Ratings Services
--------------------------------------------------------------------------------



Long-Term Issue Credit Ratings


     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.





        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.



     C A subordinated debt or preferred stock obligation rated 'C' is CURENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk
               - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Short-Term Issue Credit Ratings


     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors'' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

     Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.



Duff & Phelps Credit Rating Co.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


     AA+/AA/   High credit quality. Protection factors are strong. Risk is
     AA-       modest but may vary slightly from time to time because of
               economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB  Below-average protection factors but still considered sufficient
     BBB- for prudent investment. Considerable variability in risk during economic cycles.

     BB+/BB/   Below investment grade but deemed likely to meet obligations when
     BB-       due. Present or prospective financial protection factors
               fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP        Preferred stock with dividend arrearages.

Short-Term Debt


     High Grade

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Good Grade

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Default

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

Fitch IBCA Ratings
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


     Investment Grade

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     Speculative Grade

     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.


     DDD,DD,D
               Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
               all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D         Default.  Denotes actual or imminent payment default.

     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade,

     "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.




COMPARATIVE BENCHMARKS
     (alphabetically)



     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.


     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.


     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.


     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

     Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

Lipper, Inc./Lipper Indices/Lipper Averages
-------------------------------------------

The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

Lipper Equity Small Cap Fund Index - an unmanaged index of funds prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. securities with maturities from 1 to 3 years.

Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

New York Stock Exchange composite or component indices --capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

Russell U.S. Equity Indexes:
---------------------------

Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

Standard & Poor's U.S. Indices:
------------------------------

In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

Standard & Poor's CANADA Indices:
--------------------------------

S&P/TSE Canadian MidCap Index - measures the performance of the mid-size segment of the Canadian equity market.

S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

Standard & Poor's Global Indices:
--------------------------------

S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries-- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)

                           NWQ Special Equity Portfolio



                           Institutional Class Shares
                       Institutional Service Class Shares

                        Statement of Additional Information
                               February 28, 2000

This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectuses of the portfolios dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolios by contacting the UAM Funds at the address listed above.

Table Of Contents

Description of Permitted Investments..................    1
 What Investment Strategies May the Portfolio Use?....    1
 Debt Securities......................................    1
 Derivatives..........................................    8
 Equity Securities....................................   16
 Foreign Securities...................................   18
 Investment Companies.................................   21
 Repurchase Agreements................................   22
 Restricted Securities................................   22
 Securities Lending...................................   22
 When Issued Transactions.............................   23
Investment Policies of the Portfolio..................   23
 Fundamental Policies.................................   24
 Non-Fundamental Policies.............................   24
Management Of The Fund................................   25
Principal Shareholders................................   26
Investment Advisory and Other Services................   27
 Investment Adviser...................................   27
 Distributor..........................................   29
 Service And Distribution Plans.......................   29
 Administrative Services..............................   32
 Custodian............................................   33
 Independent Accountants..............................   33
Brokerage Allocation and Other Practices..............   33
 Selection of Brokers.................................   33
 Simultaneous Transactions............................   34
 Brokerage Commissions................................   34
Capital Stock and Other Securities....................   35
 Description Of Shares And Voting Rights..............   35
Purchase, Redemption and Pricing of Shares............   36
 Net Asset Value Per Share............................   36
 Purchase of Shares...................................   37
 Redemption of Shares.................................   38
 Exchange Privilege...................................   40
 Transfer Of Shares...................................   40
Performance Calculations..............................   40
 Total Return.........................................   40
 Yield................................................   41
 Comparisons..........................................   42
Financial Statements..................................   42
Glossary..............................................   42
Bond Ratings..........................................   43
 Moody's Investors Service, Inc.......................   43
 Standard & Poor's Ratings Services...................   46
 Duff & Phelps Credit Rating Co.......................   48
 Fitch IBCA Ratings...................................   49
Comparative Benchmarks................................   51

Description of Permitted Investments

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIO USE?
--------------------------------------------------------------------------------
  The portfolio currently intends to use the securities and investment strategies listed below in seeking its objectives; however, it may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. The portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolio to use these investments in "What Are the Investment Strategies of the Portfolio?"

  .  Foreign securities.
  .  Equity securities.
  .  Debt securities.
  .  Futures.
  .  Options.
  .  Investment companies.
  .  Repurchase agreements.
  .  Restricted securities.
  .  Securities lending.
  .  When issued securities.

DEBT SECURITIES
--------------------------------------------------------------------------------
  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

  .  by the right of the issuer to borrow from the U.S. Treasury;
  . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  by the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the portfolio.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)


  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of portfolio shares. To buy GNMA securities, the portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)


  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)


  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

  .  payments of interest and principal are more frequent (usually monthly); and

  . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing the portfolio to reinvest the money at a lower interest rate.

  In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.


  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The portfolio will only invest in a security issued by a commercial bank if the bank:

  . has total assets of at least $1 billion, or the equivalent in other currencies;
  .  is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and
  . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  The portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or the portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the portfolio. If left unattended, drifts in the average maturity of the portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasuries securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolio currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
--------------------------------------------------------------------------------
  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives

  Futures


  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit

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  "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

  Options


  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options


  When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

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  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options


  When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  The portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


  The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.

  Combined Positions


  The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of
  securities without actually purchasing those stocks.   Equity index swaps
  involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

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  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

  Correlation of Prices


  The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

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

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.


  Lack of Liquidity


  Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk


  If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

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


  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.


  If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

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  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

  . They are generally not as developed or efficient as, and more volatile, than those in the United States;

  .  They have substantially less volume;

  . Their securities tend to be less liquid and to experience rapid and erratic price movements;

  . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

  . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

  . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign Currency Risk


  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and


  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.



  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.



The Euro


  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:



  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?


INVESTMENT COMPANIES
--------------------------------------------------------------------------------
  The portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the portfolio. Like other shareholders, the portfolio would pay its proportionate share of those fees. Consequently, shareholders of the portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. The portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows the portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the portfolio's investment policies and restrictions; and

  . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

  The portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolio normally uses repurchase agreements to earn income on assets that are not invested.

  When the portfolio enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before the portfolio can sell it and the portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  The portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When the portfolio lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.


WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. The portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  The portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  The portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolio

  The portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means the portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act. The portfolio will not:

  The portfolio will not:

  . with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

  . with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

  . invest for the purpose of exercising control over management of any company.

  .  invest in physical commodities or contracts on physical commodities.

  . invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

  . issue senior securities, as defined in the Investment Company Act of 1940, as amended, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

  . make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the Investment Company Act of 1940, as amended, and the rules and regulations or interpretations of the SEC.

  .  purchase on margin or sell short.

  . purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

  . purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  .  underwrite the securities of other issuers.

  . write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval. The portfolio will not:

  The portfolio will not:

  . invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided; and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

  . invest more than 5% of its assets at the time of Purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . invest more than 15% of the portfolio's assets in securities rated less than BBB by S&P or Baa by Moody's (junk bonds).

  . invest more than 35% of the portfolio's assets in foreign securities or American Depositary Receipts.

  . pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  .  purchase additional securities when borrowings exceed 5% of total assets.

Management Of The Fund

  The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.



  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                Position
Name, Address, DOB              with Fund          Principal Occupations During the Past 5 years
-------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.            Board Member       President of Squam Investment Management Company,
College Road -- RFD 3                              Inc. and Great Island Investment Company, Inc.;
Meredith, NH 03253                                 President of Bennett Management Company from 1988 to
1/26/29                                            1993.
-------------------------------------------------------------------------------------------------------
Nancy J. Dunn                   Board Member       Financial Officer of World Wildlife Fund since
1250 24/th/ St., NW                                January 1999; Vice President for Finance and
Washington, DC  20037                              Administration and Treasurer of Radcliffe College
8/14/51                                            from 1991 to 1999.
-------------------------------------------------------------------------------------------------------

                             Aggregate Compensation            Aggregate Compensation
                             From the Fund as of            From the Fund Complex as
Name, Address, DOB            October 31, 1999                 of October 31, 1999
-------------------------------------------------------------------------------------
John T. Bennett, Jr.                $7,137                           $10,625
College Road -- RFD 3
Meredith, NH 03253
1/26/29
-------------------------------------------------------------------------------------
Nancy J. Dunn                       $7,137                           $10,625
1250 24/th/ St., NW
Washington, DC  20037
8/14/51
-------------------------------------------------------------------------------------

                                    Position
Name, Address, DOB                  with Fund          Principal Occupations During the Past 5 years
--------------------------------------------------------------------------------------------------------------------
William A. Humenuk                  Board Member       Executive Vice President and Chief Administrative
100 King Street West                                   Officer of Philip Services Corp.; Formerly, a Partner
P.O. Box 2440, LCD-1                                   in the Philadelphia office of the law firm Dechert
Hamilton  Ontario,                                     Price & Rhoads and a Director of Hofler Corp.
Canada L8N-4J6
4/21/42
--------------------------------------------------------------------------------------------------------------------
Philip D. English                   Board Member       President and Chief Executive Officer of Broventure
16 West Madison Street                                 Company, Inc.; Chairman of the Board of Chektec
Baltimore, MD 21201                                    Corporation and Cyber Scientific, Inc.
8/5/48
--------------------------------------------------------------------------------------------------------------------
James P. Pappas*                    Board Member       President of UAM Investment Services, Inc. since
211 Congress Street                                    March 1999; Vice President UAM Trust Company since
Boston, MA  02110                                      January 1996; Principal of UAM Fund Distributors,
2/24/53                                                Inc. since December 1995; Vice President of UAM
                                                       Investment Services, Inc. from January 1996 to March
                                                       1999 and a Director and Chief Operating Officer of CS
                                                       First Boston Investment Management from 1993-1995.
--------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*                   Board              Chairman, Chief Executive Officer and a Director of
One International Place             Member;            United Asset Management Corporation; Director,
Boston, MA 02110                    President          Partner or Trustee of each of the Investment
3/21/35                             and Chairman       Companies of the Eaton Vance Group of Mutual Funds.
--------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*              Board Member       President and Chief Investment Officer of Dewey
One Financial Center                                   Square Investors Corporation since 1988; Director and
Boston, MA 02111                                       Chief Executive Officer of H.T. Investors, Inc.,
7/1/43                                                 formerly a subsidiary of Dewey Square.
--------------------------------------------------------------------------------------------------------------------
William H. Park                     Vice               Executive Vice President and Chief Financial Officer
One International Place             President          of United Asset Management Corporation.
Boston, MA 02110
9/19/47
--------------------------------------------------------------------------------------------------------------------
Gary L. French                      Treasurer          President of UAMFSI and UAMFDI; Treasurer of the
211 Congress Street                                    Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                                       held various other offices with Fidelity Investments
7/4/51                                                 from November 1990 to March 1995.
--------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty                  Assistant          Vice President of UAMFSI; Manager of Fund
211 Congress Street                 Treasurer          Administration and Compliance of Chase Global Fund
Boston, MA 02110                                       Services Company from 1995 to 1996; Senior Manager of
9/18/63                                                Deloitte & Touche LLP from 1985 to 1995,
--------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce                Assistant          Director, Mutual Fund Operations - SEI Investments;
SEI Investments                     Treasurer          Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA  19456
12/17/63


                               Aggregate Compensation            Aggregate Compensation
                                 From the Fund as of            From the Fund Complex as
Name, Address, DOB                October 31, 1999                 of October 31, 1999
----------------------------------------------------------------------------------------
William A. Humenuk                    $7,137                        $10,625
100 King Street West
P.O. Box 2440, LCD-1
Hamilton  Ontario,
Canada L8N-4J6
4/21/42
----------------------------------------------------------------------------------------
Philip D. English                     $7,137                        $10,625
16 West Madison Street
Baltimore, MD 21201
8/5/48
----------------------------------------------------------------------------------------
James P. Pappas*                         0                              0
211 Congress Street
Boston, MA  02110
2/24/53
----------------------------------------------------------------------------------------
Norton H. Reamer*                        0                              0
One International Place
Boston, MA 02110
3/21/35
----------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*                   0                              0
One Financial Center
Boston, MA 02111
7/1/43
----------------------------------------------------------------------------------------
William H. Park                          0                              0
One International Place
Boston, MA 02110
9/19/47
----------------------------------------------------------------------------------------
Gary L. French                           0                              0
211 Congress Street
Boston, MA 02110
7/4/51
----------------------------------------------------------------------------------------
Robert R. Flaherty                       0                              0
211 Congress Street
Boston, MA 02110
9/18/63
----------------------------------------------------------------------------------------
Robert J. DellaCroce                     0                              0
SEI Investments
One Freedom Valley Rd.
Oaks, PA  19456
12/17/63

Principal Shareholders


  As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                                     Percentage of
Name and Address of Shareholder                                       Shares Owned         Portfolio             Class
-----------------------------------------------------------------------------------------------------------------------------
Engineers Joint Pension Fund                                               66.89%     NWQ Special Equity       Institutional
PO Box 100                                                                                 Portfolio           Class Shares
Syracuse,  NY  13205-0100
-----------------------------------------------------------------------------------------------------------------------------
Wilmington Trust CO TR                                                     10.87%     NWQ Special Equity       Institutional
U/A 4/01/1998 FBO IBT 401K                                                                 Portfolio           Class Shares
Profit Sharing Plan c/o Mutual Funds UAM
PO Box 8971
Wilmington,  DE  19899-8971
-----------------------------------------------------------------------------------------------------------------------------
Charles Schwab & CO INC                                                     6.46%     NWQ Special Equity       Institutional
Reinvest Account                                                                           Portfolio           Class Shares
Attn:  Mutual Funds
101 Montgomery St
San Francisco,  CA  94104-4122
-----------------------------------------------------------------------------------------------------------------------------
Carpenters Local 700 Def Ben efit Retirement Fund                           6.19%     NWQ Special Equity       Institutional
G. David Weaver, James N. Niver, James Dineen & Keith E. Shroyer ,TTEES                    Portfolio           Class Shares
21 Main Street
Addison,  NY  14801-1209
-----------------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co                                                        60.80%     NWQ Special Equity       Institutional
FBO Mustang Employees 401K PSP                                                             Portfolio           Service Class
c/o Mutual Funds                                                                                                  Shares
PO Box 8971
Wilmington,  DE  19899-8971
-----------------------------------------------------------------------------------------------------------------------------
Linn Family Partnership                                                    21.88%     NWQ Special Equity       Institutional
95 Broad cove Drive                                                                        Portfolio           Service Class
Montgomery,  TX  77356-8311                                                                                       Shares
-----------------------------------------------------------------------------------------------------------------------------
CIBC World Markets Corp                                                    14.73%     NWQ Special Equity      Institutional
FBO 0333-83066-16                                                                          Portfolio           Service Class
PO Box 3484                                                                                                      Shares
Church Street Station
New York,  NY  10008-3484

  Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolio.

Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  NWQ Investment Management Company, Inc., a California corporation located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is the investment adviser for the portfolio. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to institutional and high net worth individuals since 1982.

  The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.



Investment Advisory Agreement


  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Fund has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.



  Service Performed by Adviser


  The adviser:

  .  Manages the investment and reinvestment of the portfolio's assets;

  . Continuously reviews, supervises and administers the investment program of the portfolio; and

  . Determines what portion of the portfolio's assets will be invested in securities and what portion will consist of cash.


  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement


  The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Members or (b) a majority of the shareholders of the portfolio.




  Terminating an Investment Advisory Agreement

  The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.





Advisory Fees

  For its services, the portfolio pays its adviser a fee equal to of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolio paid the following in management fees to the adviser:

                                            Investment Advisory Fees         Investment Advisory Fees     Total Investment Advisory
                                                      Paid                           Waived                          Fees
-------------------------------------------------------------------------------------------------------------------------------
NWQ Special Equity Portfolio
  1999                                              $185,627                         $104,737                     $80,890
-------------------------------------------------------------------------------------------------------------------------------
  1998                                              $      0                         $ 72,915                     $     0
-------------------------------------------------------------------------------------------------------------------------------
  1997                                              $ 18,699                         $      0                     $18,699


DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services, and any amounts it may receive under a Service and Distribution Plan are passed through in their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.



SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------
  The Fund has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for the portfolio's Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

Shareholder Servicing Plan

  The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25 of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to the portfolio's Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Institutional Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

  .  Acting as the sole shareholder of record and nominee for beneficial owners.

  . Maintaining account records for such beneficial owners of the Fund's shares.

  .  Opening and closing accounts.

  . Answering questions and handling correspondence from shareholders about their accounts.

  .  Processing shareholder orders to purchase, redeem and exchange shares.

  . Handling the transmission of funds representing the purchase price or redemption proceeds.

  . Issuing confirmations for transactions in the Fund's shares by shareholders.

  . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

  . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

  .  Providing account maintenance and accounting support for all transactions.

  . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

Rule 12b-1 Distribution Plan

  The Distribution Plan permits the portfolio to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

  .  Advertising the availability of services and products.

  . Designing materials to send to customers and developing methods of making such materials accessible to customers.

  .  Providing information about the product needs of customers.

  . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

  . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

  .  Displaying and making available sales literature and prospectuses.

  . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

  In addition, the Institutional Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

Fees Paid under the Service and Distribution Plans

  The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Fund's governing board has limited the amount the Institutional Service Class may pay under the Plans to 0.40% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

  The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

  Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

                                         Distribution Plan Expenses
  ------------------------------------------------------------------------------
  NWQ Special Equity Portfolio                      $23,610
     1999

Approving, Amending and Terminating the Fund's Distribution Arrangements

  Shareholders of the portfolio have approved the Plans. The Plans also were approved by the governing board of the Fund, including a majority of the members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

  Continuing the Plans

  The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Fund's board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

  Amending the Plans

  A majority of the Fund's governing board and a majority of its the Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

  Terminating the Plans

  A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

  Miscellaneous

  So long as the Plans are in effect, the non-interested board members will select and nominate the Plan Members of the Fund.

  The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

  Pursuant to the Plans, the board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

Additional Non-12b-1 Shareholder Servicing Arrangements

  In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the portfolio or any class of shares of the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.



  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.


  UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.

Administration and Transfer Agency Services Fees

  The portfolio pays a four-part fee to UAMFSI as follows:

  1. In exchange for administrative services, the portfolio pays a fee to UAMFSI calculated at the annual rate of:

     .  $19,500 for the first operational class; plus

     .  $3,750 for each additional class; plus

     . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                            Annual Rate
        ------------------------------------------------------------------------
        NWQ Special Equity Portfolio                              0.043%


  2. The portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

     .  Not more than $35,000 for the first operational class; plus

     .  $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  For the last three fiscal years the portfolio paid the following in administration and sub-administration fees:


                                      Administrators Fee  Sub-Administrators Fee  Total Administration Fee
----------------------------------------------------------------------------------------------------------
NWQ Special Equity Portfolio
  1999                                      $16,236                 $58,223                   $74,459
----------------------------------------------------------------------------------------------------------
  1998                                      $ 6,063                 $56,235                   $62,298
----------------------------------------------------------------------------------------------------------
  1997                                      $     0                 $     0                   $     0

CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.


Brokerage Allocation and Other Practices


SELECTION OF BROKERS
--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.



  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
-------------------------------------------------------------------------------

  The adviser makes investment decisions for the portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolio, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.


BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------


Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.



Commissions Paid

  For the last three fiscal years, the portfolio paid the following in brokerage commissions:



                                                    Brokerage Commissions
-----------------------------------------------------------------------------
NWQ Special Equity Portfolio
  1999                                                 $21,636
-----------------------------------------------------------------------------
  1998                                                 $37,253

  1997                                                 $     0



Capital Stock and Other Securities



The Fund

  The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.


DESCRIPTION OF SHARES AND VOTING RIGHTS
-------------------------------------------------------------------------------

  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

  The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.



FEDERAL TAXES

  The portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If the portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

  The portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------


Calculating NAV

  The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

  Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.


PURCHASE OF SHARES
-------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.


In-Kind Purchases


  At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

  The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the portfolio;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.


By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone


  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.



  The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees


  The Fund requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information


  Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

  When the Fund may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the Commission may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.


TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.



PERFORMANCE CALCULATIONS


  The portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each Class of the portfolio. Dividends paid by the portfolio with respect to each Class will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Institutional Service Class Shares will be borne exclusively by that class.


TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The fund calculates the average annual total return of the portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The fund calculates these figures according to the following formula:

     P (1 + T)n = ERV

     Where:

     P    =   a hypothetical initial payment of $1,000

     T    =   average annual total return

     n    =   number of years

     ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


  Set forth in the table below are the portfolio's average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from the portfolio's inception date through October 31, 1999.

                                                                                     Shorter of
                                                                                  10Years or Since
                                                  One Year       Five Years          Inception           Inception Date
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class                                19.33%           N/A                9.28%                 11/4/97
------------------------------------------------------------------------------------------------------------------------------
 Institutional Service Class                       18.79%           N/A                9.40%                 11/7/97


YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in the portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.


  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)6-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  The portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


  To help investors better evaluate how an investment in the portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the portfolio;

  .  that the indices and averages are generally unmanaged; and

  . that the items included in the calculations of such averages may not be identical to the formula used by the portfolio to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that the portfolio will continue this performance as compared to such other averages.


FINANCIAL STATEMENTS


  The following documents are included in the portfolio's October 31, 1999 Annual Report:

  .  Financial statements for the fiscal year ended October 31, 1999.

  .  Financial highlights for the respective periods presented

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolio's Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolio's Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


GLOSSARY

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the portfolio.

  Board Member refers to a single member of the Fund's Board.

  Board refers to the Fund's Board of Trustees as a group.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

  Distribution Plan refers to the Distribution Plan the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

  Fund refers to UAM Funds, Inc.

  Governing Board, see Board.

  NAV is the net asset value per share of a portfolio.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

  Plan member refers to members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.

  Plans refers to the Distribution and Shareholder Servicing Plans the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  Service Plan refers to the Shareholder Servicing Plan the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

  Service Class means the Institutional Service Class shares of a portfolio.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.


BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

  aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

  a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa An issue that which is rated "baa" is considered to be a medium-- grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  c            This is the lowest rated class of preferred or preference stock.
               Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  plus (+) or Moody's applies numerical modifiers 1, 2, and 3 in each rating minus (-) classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating catefory; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Debt Ratings - Taxable Debt & Deposits Globally

  Aaa          Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba           Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Con. (...)   (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
               (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               .  Leading market positions in well-established industries.

               . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               . Well-established access to a range of financial markets and assured sources of alternate liquidity.


  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime    Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------



Long-Term Issue Credit Ratings


  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2.  Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



    The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


  Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is CURENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Short-Term Issue Credit Ratings


  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Local Currency and Foreign Currency Risks

  Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.


DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


  AA+/AA/      High credit quality. Protection factors are strong. Risk is
  AA-          modest but may vary slightly from time to time because of
               economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB     Below-average protection factors but still considered sufficient
  BBB-         for prudent investment. Considerable variability in risk during economic cycles.

  BB+/BB/      Below investment grade but deemed likely to meet obligations when
  BB-          due. Present or prospective financial protection factors
               fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP             Preferred stock with dividend arrearages.

Short-Term Debt

     High Grade
     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Good Grade
     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade
     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade
     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Default
     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

     Investment Grade

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     Speculative Grade
     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D              Default.  Denotes actual or imminent payment default.

     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


Comparative Benchmarks

     (alphabetically)

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.


     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

  Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income

  Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).


  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.


  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.


  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)



                       The Rice, Hall, James Portfolios
                     Rice, Hall, James Small Cap Portfolio
                   Rice, Hall, James Small/Mid Cap Portfolio

                           Institutional Class Shares


                     Statement of Additional Information
                               February 28, 2000



This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the portfolios dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolios by contacting the UAM Funds at the address listed above.

Table Of Contents
Description of Permitted Investments......................................   1
  What Investment Strategies May the Portfolios Use?......................   1
  Debt Securities.........................................................   2
  Derivatives.............................................................   9
  Equity Securities.......................................................  17
  Foreign Securities......................................................  19
  Investment Companies....................................................  22
  Repurchase Agreements...................................................  23
  Restricted Securities...................................................  23
  Securities Lending......................................................  23
  When Issued Transactions................................................  23
Investment Policies of the Portfolios.....................................  24
  Fundamental Policies....................................................  24
  Non-Fundamental Policies................................................  24
Management Of The Fund....................................................  25
Principal Shareholders....................................................  25
Investment Advisory and Other Services....................................  27
  Investment Adviser......................................................  27
  Distributor.............................................................  27
  Shareholder Servicing Arrangements......................................  30
  Administrative Services.................................................  30
  Custodian...............................................................  30
  Independent Accountants.................................................  32
Brokerage Allocation and Other Practices..................................  32
  Selection of Brokers....................................................  32
  Simultaneous Transactions...............................................  32
  Brokerage Commissions...................................................  32
Capital Stock and Other Securities........................................  33
  Description Of Shares And Voting Rights.................................  33
Purchase, Redemption and Pricing of Shares................................  33
  Net Asset Value Per Share...............................................  35
  Purchase of Shares......................................................  35
  Redemption of Shares....................................................  36
  Exchange Privilege......................................................  36
  Transfer Of Shares......................................................  38
Performance Calculations..................................................  38
  Total Return............................................................  39
  Yield...................................................................  39
  Comparisons.............................................................  40
Financial Statements......................................................  40
Glossary..................................................................  41
Bond Ratings..............................................................  42
  Moody's Investors Service, Inc..........................................  42
  Standard & Poor's Ratings Services......................................  45
  Duff & Phelps Credit Rating Co..........................................  47
  Fitch IBCA Ratings......................................................  49
Comparative Benchmarks....................................................  50

Description of Permitted Investments

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIOS USE?
--------------------------------------------------------------------------------

  The portfolios currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolios to use these investments in "What Are the Investment Policies of the Portfolios?"

Small Cap Portfolio

  .  Foreign securities.

  .  Equity securities.

  .  Short-term investments.

  .  Futures.

  .  Options.

  .  Investment companies.

  .  Repurchase agreements.

  .  Restricted securities.

  .  Securities lending.

  .  When issued securities.

Small/Mid Cap Portfolio

  .  Foreign securities.

  .  Equity securities.

  .  Short-term investments.

  .  Futures.

  .  Options.

  .  Investment companies.

  .  Repurchase agreements.

  .  Restricted securities.

  .  Securities lending.

  .  When issued securities.

DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

  .  by the right of the issuer to borrow from the U.S. Treasury;

  . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  by the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a portfolio's shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)


  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

  . payments of interest and principal are more frequent (usually monthly); and . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a portfolio to reinvest the money at a lower interest rate.

  In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . has total assets of at least $1 billion, or the equivalent in other currencies;

  .  is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of
  a debt security.   Future interest payments and principal payments are
  discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a portfolio. If left unattended, drifts in the average maturity of a portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
--------------------------------------------------------------------------------


   Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.



Types of Derivatives

   Futures


   A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

   Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

   Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

   Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

   The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

  Options



  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.



  Purchasing Put and Call Options



  When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .   Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .   Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options


  When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  The portfolio can cover a put option by, at the time of selling the option:

  .   Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .   Maintaining the entire exercise price in liquid securities.


  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.



  The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.


  Combined Positions

  The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .   Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of
  securities without actually purchasing those stocks.   Equity index swaps
  involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.


  Correlation of Prices


  The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.



  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.



  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.



  Lack of Liquidity

  Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .   have to purchase or sell the instrument underlying the contract;

  .   not be able to hedge its investments; and

  .   not be able realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.


  Management Risk


  If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .   actual and anticipated changes in interest rates;

  .   fiscal and monetary policies; and

  .   national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.



  If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors


  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

  . They are generally not as developed or efficient as, and more volatile, than those in the United States;

  .  They have substantially less volume;

  . Their securities tend to be less liquid and to experience rapid and erratic price movements;

  . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

  . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

  . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign Currency Risk


  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro


  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:


  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?


INVESTMENT COMPANIES
--------------------------------------------------------------------------------
  A portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a portfolio. Like other shareholders, each portfolio would pay its proportionate share of those fees. Consequently, shareholders of a portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. A portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with a portfolio's investment policies and restrictions; and

  . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

  The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolios normally use repurchase agreements to earn income on assets that are not invested.

  When a portfolio enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------
  The portfolios may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
  A portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When a portfolio lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolios

  A portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  The following investment limitations are fundamental, which means a portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act.

  Each of the portfolio will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the of the U.S. government or any if its agencies or instrumentalities).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

  .  Invest in physical commodities or contracts on physical commodities.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

  . Make loans except by purchasing debt securities in accordance with its investment objective and policies, entering into repurchase agreements, or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are in compliance with the 1940 Act and the rules and regulations or interpretations of the SEC.

  . Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  .  Underwrite the securities of other issuers.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  The following limitations are non-fundamental, which means a portfolio may change them without shareholder approval.

  Each portfolio will not:

  . Invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided; however, that in the case of an option that is in-the-money may be excluded in computing such 5% and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  .  Invest more than 15% of the portfolio's assets in foreign based companies.

  . Invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  .  Purchase additional securities when borrowings exceed 5% of total assets.

  .  Purchase on margin or sell short, except as permitted herein.

Management Of The Fund

  The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.

  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                               Aggregate
                                                                                            Aggregate         Compensation
                                                                                          Compensation        From the Fund
                                                                                          From the Fund       Complex as of
Name, Address,           Position      Principal Occupations During the                   as of October        October 31,
DOB                      with Fund     Past 5 years                                         31, 1999              1999
-----------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.     Board         President of Squam Investment Management               $7,137               $10,625
College Road -- RFD 3    Member        Company, Inc. and Great Island Investment
Meredith, NH 03253                     Company, Inc.; President of Bennett
1/26/29                                Management Company from 1988 to 1993.
-----------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn            Board         Financial Officer of World Wildlife Fund since         $7,137               $10,625
1250 24th St., NW        Member        January 1999; Vice President for Finance and
Washington, DC  20037                  Administration and Treasurer of Radcliffe College
8/14/51                                from 1991 to 1999.
-----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk       Board         Executive Vice President and Chief                     $7,137               $10,625
100 King Street West     Member        Administrative Officer of Philip Services Corp.;
P.O. Box 2440, LCD-1                   Formerly, a Partner in the Philadelphia office
Hamilton  Ontario,                     of the law firm Dechert Price & Rhoads and a
Canada L8N-4J6                         Director of Hofler Corp.
4/21/42
-----------------------------------------------------------------------------------------------------------------------------------
Philip D. English        Board         President and Chief Executive Officer of               $7,137               $10,625
16 West Madison Street   Member        Broventure Company, Inc.; Chairman of the Board
Baltimore, MD 21201                    of Chektec Corporation and Cyber Scientific, Inc.
8/5/48
-----------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*         Board         President of UAM Investment Services, Inc. since          0                    0
211 Congress Street      Member        March 1999; Vice President UAM Trust Company since
Boston, MA  02110                      January 1996; Principal of UAM Fund Distributors,
2/24/53                                Inc. since December 1995; Vice President of UAM
                                       Investment Services, Inc. from January 1996 to March
                                       1999 and a Director and Chief Operating Officer of CS
                                       First Boston Investment Management from 1993-1995.
-----------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*        Board         Chairman, Chief Executive Officer and a Director of       0                    0
One International Place  Member;       United Asset Management Corporation; Director,
Boston, MA 02110         President     Partner or Trustee of each of the Investment
3/21/35                  and Chairman  Companies of the Eaton Vance Group of Mutual Funds.
-----------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*   Board         President and Chief Investment Officer of Dewey           0                    0
One Financial Center     Member        Square Investors Corporation since 1988; Director and
Boston, MA 02111                       Chief Executive Officer of H.T. Investors, Inc.,
7/1/43                                 formerly a subsidiary of Dewey Square.
-----------------------------------------------------------------------------------------------------------------------------------
William H. Park          Vice          Executive Vice President and Chief Financial Officer      0                    0
One International Place  President     of United Asset Management Corporation.
Boston, MA 02110
9/19/47
-----------------------------------------------------------------------------------------------------------------------------------
Gary L. French           Treasurer     President of UAMFSI and UAMFDI; Treasurer of the          0                    0
211 Congress Street                    Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                       held various other offices with Fidelity Investments
7/4/51                                 from November 1990 to March 1995.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Aggregate
                                                                                            Aggregate         Compensation
                                                                                          Compensation        From the Fund
                                                                                          From the Fund       Complex as of
Name, Address,           Position      Principal Occupations During the                   as of October        October 31,
DOB                      with Fund     Past 5 years                                         31, 1999              1999
-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty       Assistant     Vice President of UAMFSI; Manager of Fund                 0                    0
211 Congress Street      Treasurer     Administration and Compliance of Chase Global
Boston, MA 02110                       Fund Services Company from 1995 to 1996; Senior
9/18/63                                Manager of Deloitte & Touche LLP from
                                       1985 to 1995,
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce     Assistant     Director, Mutual Fund Operations - SEI                    0                    0
SEI Investments          Treasurer     Investments; Senior Manager at Arthur
One Freedom Valley Rd.                 Andersen prior to 1994.
Oaks, PA 19456
12/17/63


Principal Shareholders


  As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                   Percentage of Shares
Name and Address of Shareholder                    Owned                        Portfolio                     Class
-----------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc                           41.92%                        Rice Hall James Small       Institutional Class
Reinvest Account                                                                    Cap Portfolio                 Shares
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------------------------------
Frank Russell Trust Co. Inc. TR                   33.95%                         Rice Hall James            Institutional Class
FBO ICL Choice & Retirement Program 401K                                          Small/Mid Cap                  Shares
Defined Contribution Trust                                                          Portfolio
909 A Street
Tacoma, WA 98402-5120
-----------------------------------------------------------------------------------------------------------------------------------
California Lutheran University                    7.13%                          Rice Hall James            Institutional Class
60 West Olsen Road #1200                                                          Small/Mid Cap                  Shares
Thousand Oaks, CA 93360-2787
-----------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                         6.14%                          Rice Hall James            Institutional Class
Reinvest Account                                                                  Small/Mid Cap                  Shares
Attn:  Mutual Funds                                                                 Portfolio
101 Montgomery Street
San Francisco, CA 94104-4122

  Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolios.


Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Rice, Hall, James & Associates, a California corporation located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is the investment adviser to each portfolio. The adviser manages and supervises the investment of the portfolios' assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to individual and institutional investors since 1974.

  The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.

Portfolio Management

  Teams of investment professionals are primarily responsible for the day-to-day management of the portfolios. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.

Name and Title                                                        Experience
-----------------------------------------------------------------------------------------------------------------------------------
Samuel R. Trozzo             Mr. Trozzo has over thirty-seven years' investment experience.  Prior to founding the adviser in 1974,
Chairman                     Mr. Trozzo was Vice President and Senior Investment Officer of Southern California First National Bank.
                             He is a former member of the State of California Board of Administration/ Investment Committee Public
                             Employees Retirement System. He is a graduate of Kent State University.
-----------------------------------------------------------------------------------------------------------------------------------
Thomas W. McDowell, Jr.      Mr. McDowell has over sixteen years' investment experience.  Mr. McDowell joined the adviser in 1984.
President and Chief          Prior to that time, he was Investment Officer, Security Analyst and Portfolio Manager at California
Executive Officer            First Bank. He earned his B.A. degree from the University of California, Los Angeles and his M.B.A.
                             from San Diego State University.
-----------------------------------------------------------------------------------------------------------------------------------
David P. Tessmer             Mr. Tessmer has thirty-one years' investment experience.  Prior to joining the adviser in 1986,
Partner and Co-Director of   Mr. Tessmer was Vice President and Senior Portfolio Manager at The Pacific Century Group, San
Research                     Diego. He earned his B.S. degree in Investment Management at Northwestern University and his M.B.A. in
                             Finance at Columbia Graduate School of Business.
-----------------------------------------------------------------------------------------------------------------------------------
Timothy A. Todaro            Mr. Todaro has seventeen years' investment experience.  Mr. Todaro joined the adviser in 1983.
Partner and Co-Director of   Prior to that time, he was Senior Investment Analyst at Comerica Bank, Detroit, Michigan.  Mr.
Research                     Todaro earned his B.A. in Economics at the University of California, San Diego and his M.B.A. degree in
                             Finance/International Business at the University of Wisconsin, Madison. He is a Chartered Financial
                             Analyst.
-----------------------------------------------------------------------------------------------------------------------------------
Gary S. Rice                 Mr. Rice has fourteen years' investment experience.  Mr. Rice was an Account Administrator with the
Partner                      Trust Division at Federated Investors, Inc., Pittsburgh, Pennsylvania prior to joining the adviser in 1983.  He earned his B.A. degree in Economics/Business Administration at Vanderbilt University.
-----------------------------------------------------------------------------------------------------------------------------------
Douglas Sheres               Mr. Sheres has over six years' investment experience.  Prior to joining the adviser in March of 1998,
Partner                      he was an Institutional Sales professional with Merrill Lynch in San Diego from May 1996 until February
                             1998. Previously he was a Research Analyst with Pacific Asset Management from January 1994 until May
                             1996. He began his career in January 1993 as a Demographics Consultant with I Cubed Information
                             Strategies after graduating from the University of California San Diego with a B.A. in Psychology.

Investment Advisory Agreement


  This section summarizes some of the important provisions the Investment Advisory Agreements. The Fund has filed each agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser


  Each adviser:

  .  Manages the investment and reinvestment of a portfolio's assets;

  . Continuously reviews, supervises and administers the investment program of a portfolio; and

  . Determines what portion of a portfolio's assets will be invested in securities and what portion will consist of cash.


  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement


  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the portfolio.



  Terminating an Investment Advisory Agreement

  The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.



Advisory Fees

  For its services, each portfolio pays its adviser the following annual fees, which are expressed as a percentage of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolios paid the following in management fees to the adviser:

                              Investment Advisory Fees           Investment Advisory Fees      Total Investment Advisory
                                        Paid                               Waived                        Fees
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio
    1999                               $344,628                              $0                         $344,628
-------------------------------------------------------------------------------------------------------------------------------
    1998                               $367,727                              $0                         $367,727
-------------------------------------------------------------------------------------------------------------------------------
    1997                               $320,608                              $0                         $320,608
-------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Portfolio
    1999                               $176,486                           $ 71,187                      $105,299
-------------------------------------------------------------------------------------------------------------------------------
    1998                               $101,144                           $ 57,343                      $ 43,801
-------------------------------------------------------------------------------------------------------------------------------
    1997                                  $0                              $422,239                         $0



DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund or the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.


  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.


Administration and Transfer Agency Services Fees

  Each portfolio pays a four-part fee to UAMFSI as follows:

  1. In exchange for administrative services, a portfolio pays a fee to UAMFSI calculated at the annual rate of:

     .    $19,500 for the first operational class; plus

     .    $3,750 for each additional class; plus

     . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                                                               Annual Rate
     --------------------------------------------------------------------------------------------------------------------------
     Small Cap Portfolio                                                                          0.043%
     --------------------------------------------------------------------------------------------------------------------------
     Small/Mid Cap Portfolio                                                                      0.043%

  2. Each portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

     .    Not more than $35,000 for the first operational class; plus

     .    $5,000 for each additional operational class; plus

     . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  For the last three fiscal years the portfolios paid the following in administration and sub-administration fees:


                                  Administrators Fee        Sub-Administrators Fee        Total Administration Fee
------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio
    1999                                 $27,603                    $70,286                         $ 97,889
------------------------------------------------------------------------------------------------------------------------------
    1998                                 $22,712                    $80,210                         $102,922
------------------------------------------------------------------------------------------------------------------------------
    1997                                 $17,077                    $76,774                         $ 93,851
------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Portfolio
    1999                                 $17,445                    $60,849                         $ 78,294
------------------------------------------------------------------------------------------------------------------------------
    1998                                 $10,762                    $70,275                         $ 81,037
------------------------------------------------------------------------------------------------------------------------------
    1997                                 $ 2,112                    $34,858                         $ 36,970



CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.


BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS
--------------------------------------------------------------------------------

  Each Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------


  The adviser makes investment decisions for each portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.



Commissions Paid

  For the last three fiscal years, the portfolios paid the following in brokerage commissions:

                                               Brokerage Commissions
-------------------------------------------------------------------------------------
Small Cap Portfolio
    1999                                             $582,604
-------------------------------------------------------------------------------------
    1998                                             $123,079
-------------------------------------------------------------------------------------
    1997                                             $ 72,700
-------------------------------------------------------------------------------------
Small/Mid Cap Portfolio
    1999                                             $103,300
-------------------------------------------------------------------------------------
    1998                                             $ 63,203
-------------------------------------------------------------------------------------
    1997                                             $ 31,408


CAPITAL STOCK AND OTHER SECURITIES



The Fund

  The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.


DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------

  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.



Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

  The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.



FEDERAL TAXES

  Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If a portfolio were to fail to so qualify:
  (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

  A portfolios' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.


PURCHASE, REDEMPTION AND PRICING OF SHARES


NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------


Calculating NAV

  The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

  Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How the Fund Values it Assets


  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.


  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.


In-Kind Purchases


  At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

  The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the portfolio;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.


  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.


By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone


  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.


  The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees


  The Fund requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information


  Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

  When the Fund may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the Commission may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.


TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PERFORMANCE CALCULATIONS


  Each portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each portfolio.


TOTAL RETURN
--------------------------------------------------------------------------------


  Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The fund calculates the average annual total return of a portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P    =   a hypothetical initial payment of $1,000

     T    =   average annual total return

     n    =   number of years

     ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


  Set forth in the table below are the portfolios' average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from a portfolio's inception date through October 31, 1999.

                                                                                       Shorter of
                                                                                       10 Years or
                                                  One Year       Five Years          Since Inception       Inception Date
  ---------------------------------------------------------------------------------------------------------------------------------
  Small Cap Portfolio                              24.21%          17.08%                18.28%                 7/1/94
  ---------------------------------------------------------------------------------------------------------------------------------
  Small/Mid Cap Portfolio                           1.31%           N/A                   9.89%                11/1/96

YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.


  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------

  A portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


  To help investors better evaluate how an investment in a portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a portfolio;

  .  that the indices and averages are generally unmanaged; and

  . that the items included in the calculations of such averages may not be identical to the formula used by a portfolio to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a portfolio will continue this performance as compared to such other averages.

Financial Statements


     The following documents are included in the portfolios' October 31, 1999 Annual Report:

     .  Financial statements for the fiscal year ended October 31, 1999.

     .  Financial highlights for the respective periods presented

     .  The report of PricewaterhouseCoopers LLP.

      Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolios' Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolios' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser to each portfolio.

     Board Member refers to a single member of the Fund's Board.

     Board refers to the Fund's Board of Trustees as a group.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     Fund refers to UAM Funds, Inc.

     Governing Board, see Board.

     NAV is the net asset value per share of a portfolio.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

     Portfolio refers to a single series of the Fund, while portfolios refer to all of the series of the Fund.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or    Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)      rating classification: the modifier 1 indicates that the
                    security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...)     (This rating applies only to U.S. Tax-Exempt Municipals)
                    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                         . Leading market positions in well-established industries.

                         . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.




     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC' , `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated `CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to non-payment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings


     A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

     Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.


DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+/AA/        High credit quality. Protection factors are strong. Risk is
     AA-            modest but may vary slightly from time to time because of
                    economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB       Below-average protection factors but still considered
     BBB-           sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+/BB/        Below investment grade but deemed likely to meet obligations
     BB-            when due. Present or prospective financial protection
                    factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP             Preferred stock with dividend arrearages.

Short-Term Debt

     High Grade

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Good Grade

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Default

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings


  Investment Grade

  AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D                 Default.  Denotes actual or imminent payment default.


  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  `NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.



COMPARATIVE BENCHMARKS

  (alphabetically)

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.



  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York

  Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.



  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.



  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

  Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.



  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).



  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.



  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.



  Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.



  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.



  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.



  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.



  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.



  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.



  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)




                             The Sirach Portfolios

                            Sirach Growth Portfolio
                            Sirach Equity Portfolio
                        Sirach Special Equity Portfolio
                      Sirach Strategic Balanced Portfolio
                             Sirach Bond Portfolio


                           Institutional Class Shares
                       Institutional Service Class Shares

                     Statement of Additional Information
                               February 28, 2000

  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectuses of the portfolios dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolios by contacting the UAM Funds at the address listed above.

Table Of Contents
Description of Permitted Investments.................................  1
 What Investment Strategies May the Portfolios Use?..................  1
 Debt Securities.....................................................  2
 Derivatives.........................................................  9
 Equity Securities................................................... 17
 Foreign Securities.................................................. 18
 Investment Companies................................................ 22
 Repurchase Agreements............................................... 22
 Restricted Securities............................................... 23
 Securities Lending.................................................. 22
 When Issued Transactions............................................ 23
Investment Policies of the Portfolios................................ 24
 Fundamental Policies................................................ 24
 Non-Fundamental Policies............................................ 25
Management Of The Fund............................................... 26
Principal Shareholders............................................... 27
Investment Advisory and Other Services............................... 30
 Investment Adviser.................................................. 30
 Distributor......................................................... 33
 Service And Distribution Plans...................................... 33
 Administrative Services............................................. 36
 Custodian........................................................... 38
 Independent Accountants............................................. 38
Brokerage Allocation and Other Practices............................. 38
 Selection of Brokers................................................ 38
 Simultaneous Transactions........................................... 38
 Brokerage Commissions............................................... 38
Capital Stock and Other Securities................................... 39
 Description Of Shares And Voting Rights............................. 39
Purchase, Redemption and Pricing of Shares........................... 41
 Net Asset Value Per Share........................................... 41
 Purchase of Shares.................................................. 41
 Redemption of Shares................................................ 42
 Exchange Privilege.................................................. 44
 Transfer Of Shares.................................................. 44
Performance Calculations............................................. 44
 Total Return........................................................ 45
 Yield............................................................... 46
 Comparisons......................................................... 46
Financial Statements................................................. 47
Glossary............................................................. 47
Bond Ratings......................................................... 48
 Moody's Investors Service, Inc...................................... 48
 Standard & Poor's Ratings Services.................................. 50
 Duff & Phelps Credit Rating Co...................................... 53
 Fitch IBCA Ratings.................................................. 54
Comparative Benchmarks............................................... 55

Description of Permitted Investments


WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIOS USE?
--------------------------------------------------------------------------------

  The portfolios currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolios to use these investments in "What Are the Investment Policies of the Portfolios?"

Growth Portfolio

   .  Equity securities.
   .  Short-term investments.
   .  Investment companies.
   .  Repurchase agreements.
   .  Restricted securities.
   .  Securities lending.
   .  When issued securities.

Equity Portfolio

   .  Equity securities.
   .  Short-term investments.
   .  Investment companies.
   .  Repurchase agreements.
   .  Restricted securities.
   .  Securities lending.
   .  When issued securities.

Special Equity Portfolio

   .  Equity securities.
   .  Short-term investments.
   .  Investment companies.
   .  Repurchase agreements.
   .  Restricted securities.
   .  Securities lending.
   .  When issued securities.

Strategic Balanced Portfolio

   .  Equity securities.
   .  Debt securities.
   .  Futures.
   .  Options.
   .  Investment companies.
   .  Repurchase agreements.
   .  Restricted securities.
   .  Securities lending.
   .  When issued securities.

Bond Portfolio

   .  Debt securities.
   .  Futures.
   .  Options.
   .  Investment companies.
   .  Repurchase agreements.
   .  Restricted securities.
   .  Securities lending.
   .  When issued securities.

DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

  .  by the right of the issuer to borrow from the U.S. Treasury;
  . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  by the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.



  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)


  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a portfolio's shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.



  Federal National Mortgage Association (FNMA)


  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.



     Federal Home Loan Mortgage Corporation (FHLMC)


  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers



  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.



  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

  . payments of interest and principal are more frequent (usually monthly); and . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a portfolio to reinvest the money at a lower interest rate.

  In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.




  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.



  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . has total assets of at least $1 billion, or the equivalent in other currencies;
  .  is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and
  . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

  Zero Coupon Bonds



  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
  (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.



  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.



Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of
  a debt security.   Future interest payments and principal payments are
  discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a portfolio. If left unattended, drifts in the average maturity of a portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
--------------------------------------------------------------------------------
  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives

  Futures


  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.


  Options


  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


  Purchasing Put and Call Options


  When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.


  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options


  When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  The portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.


  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


  The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.


  Combined Positions


  The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

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


  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.


  Correlation of Prices


  The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.


  Lack of Liquidity


  Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk


  If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.


  If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

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EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities


  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


  Convertible Securities

  Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.


  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities


  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

  . They are generally not as developed or efficient as, and more volatile, than those in the United States;

  .  They have substantially less volume;

  . Their securities tend to be less liquid and to experience rapid and erratic price movements;

  . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

  . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

  . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.


  Foreign Currency Risk


  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  .

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.



  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.



The Euro


  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:



  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?



INVESTMENT COMPANIES
-------------------------------------------------------------------------------
  A portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a portfolio. Like other shareholders, each portfolio would pay its proportionate share of those fees. Consequently, shareholders of a portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. A portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with a portfolio's investment policies and restrictions; and

  . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

  The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------
  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolios normally use repurchase agreements to earn income on assets that are not invested.

  When a portfolio enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
-------------------------------------------------------------------------------
  The portfolios may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
  A portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When a portfolio lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  . It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

  . It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.


WHEN ISSUED TRANSACTIONS
-------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolios
-------------------------------------------------------------------------------
  A portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
-------------------------------------------------------------------------------
  The following investment limitations are fundamental, which means a portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act.

Strategic Balanced, Growth, Equity and Bond Portfolios

  The portfolios will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

  .  Invest in physical commodities or contracts on physical commodities.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

  . Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described below and (ii) by lending its portfolio securities to banks, brokers, dealers, and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

  . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  .  Underwrite the securities of other issuers.

Special Equity Portfolio

  The portfolio will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest for the purpose of exercising control over management of any company.

  .  Invest in physical commodities or contracts on physical commodities.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  . Issue senior securities, as defined in the 1940 Act except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering repurchase transactions.

  . Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitation described below and (ii) by lending its portfolio securities to banks, brokers, dealers, and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Commission thereunder.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

  .  Purchase additional securities when borrowings exceed 5% of total assets.

  .  Purchase on margin or sell short.

  . Purchase or retain securities of an issuer if those officers and board members or its investment adviser owning more than 1/2 1/2 of 1% of such securities together own more than 5% of such securities.

  . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

  .  Underwrite the securities of other issuers.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  The following limitations are non-fundamental, which means a portfolio may change them without shareholder approval.

Strategic Balanced, Growth, Equity and Bond Portfolios

  The portfolios will not:

  . invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  . pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% (33 1/3% for the Sirach Bond Portfolio) of its total assets at fair market value.

  .  purchase additional securities when borrowings exceed 5% of total assets.

  .  purchase on margin or sell short.

Strategic Balanced and Bond Portfolios

  The portfolios will not:

  . invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided; and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

Sirach Bond Portfolio

  The portfolio will not:

  . invest more than 10% of the portfolio's assets in any single non-governmental issue.

  In addition, the adviser intends to limit the Bond Portfolio's investments to investment grade securities; however, the adviser reserves the right to retain securities which are rated Ba or B by Moody's or BB or B by S&P if, in the adviser's judgement, maintaining a position in the securities is warranted.

Management Of The Fund

  The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.


  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                                     Aggregate
                                                                                               Aggregate           Compensation
                                                                                             Compensation         From the Fund
                                                                                             From the Fund        Complex as of
Name, Address,            Position       Principal Occupations During the                    as of October         October 31,
DOB                       with Fund      Past 5 years                                           31, 1999              1999
---------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.      Board          President of Squam Investment Management                  $7,137              $10,625
College Road -- RFD 3     Member         Company, Inc. and Great Island Investment
Meredith, NH 03253                       Company, Inc.; President of Bennett Management
1/26/29                                  Company from 1988 to 1993.
---------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn             Board          Financial Officer of World Wildlife Fund since            $7,137              $10,625
1250 24/th/ St., NW       Member         January 1999; Vice President for Finance and
Washington, DC 20037                     Administration and Treasurer of Radcliffe College
8/14/51                                  from 1991 to 1999.
----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk        Board          Executive Vice President and Chief Administrative         $7,137              $10,625
100 King Street West      Member         Officer of Philip Services Corp.; Formerly, a Partner
P.O. Box 2440, LCD-1                     in the Philadelphia office of the law firm Dechert
Hamilton  Ontario,                       Price & Rhoads and a Director of Hofler Corp.
Canada L8N-4J6
4/21/42
----------------------------------------------------------------------------------------------------------------------------------
Philip D. English         Board          President and Chief Executive Officer of Broventure       $7,137              $10,625
16 West Madison Street    Member         Company, Inc.; Chairman of the Board of Chektec
Baltimore, MD 21201                      Corporation and Cyber Scientific, Inc.
8/5/48
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Aggregate
                                                                                               Aggregate           Compensation
                                                                                             Compensation         From the Fund
                                                                                             From the Fund        Complex as of
Name, Address,            Position       Principal Occupations During the                    as of October         October 31,
DOB                       with Fund      Past 5 years                                           31, 1999              1999
---------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*          Board          President of UAM Investment Services, Inc. since          0                   0
211 Congress Street       Member         March 1999; Vice President UAM Trust Company since
Boston, MA 02110                         January 1996; Principal of UAM Fund Distributors,
2/24/53                                  Inc. since December 1995; Vice President of UAM
                                         Investment Services, Inc. from January 1996 to March
                                         1999 and a Director and Chief Operating Officer of CS
                                         First Boston Investment Management from 1993-1995.
---------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*         Board          Chairman, Chief Executive Officer and a Director of       0                   0
One International Place   Member;        United Asset Management Corporation; Director,
Boston, MA 02110          and            President Partner or Trustee of each of the
3/21/35                   Chairman       Investment Companies of the Eaton Vance Group of
                                         Mutual Funds.

----------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*    Board          President and Chief Investment Officer of Dewey           0                   0
One Financial Center      Member         Square Investors Corporation since 1988; Director and
Boston, MA 02111                         Chief Executive Officer of H.T. Investors, Inc.,
7/1/43                                   formerly a subsidiary of Dewey Square.
----------------------------------------------------------------------------------------------------------------------------------
William H. Park           Vice           Executive Vice President and Chief Financial Officer      0                   0
One International Place   President      of United Asset Management Corporation.
Boston, MA 02110
9/19/47
----------------------------------------------------------------------------------------------------------------------------------
Gary L. French            Treasurer      President of UAMFSI and UAMFDI; Treasurer of the          0                   0
211 Congress Street                      Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                         held various other offices with Fidelity Investments
7/4/51                                   from November 1990 to March 1995.
----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty        Assistant      Vice President of UAMFSI; Manager of Fund                 0                   0
211 Congress Street       Treasurer      Administration and Compliance of Chase Global Fund
Boston, MA 02110                         Services Company from 1995 to 1996; Senior Manager of
9/18/63                                  Deloitte & Touche LLP from 1985 to 1995,
----------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce      Assistant      Director, Mutual Fund Operations - SEI Investments;       0                   0
SEI Investments           Treasurer      Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA  19456
12/17/63


Principal Shareholders


  As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:




Name and Address of                 Percentage of Shares
Shareholder                                Owned                      Portfolio                  Class
-----------------------------------------------------------------------------------------------------------------------
UMBSC & CO.                                31.64%                     Sirach Bond             Institutional
FBO Interstate Brands                                                   Portfolio             Class Shares
Conservative Growth
PO Box 419260
Kansas City, MO 64141-6260
-----------------------------------------------------------------------------------------------------------------------
Charles Schwab & CO INC.                   11.42%                     Sirach Bond             Institutional
Reinvest Account                                                        Portfolio             Class Shares
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4122




Name and Address of                 Percentage of Shares
Shareholder                                Owned                      Portfolio                  Class
-----------------------------------------------------------------------------------------------------------------------
Wendel & Co.                               7.46%                      Sirach Bond             Institutional
FBO AAA                                                                Portfolio              Class Shares
PO Box 1006
New York, NY 10286-0001
-----------------------------------------------------------------------------------------------------------------------
Wilmington Trust CO TR                     6.86%                      Sirach Bond             Institutional
U/A 4/01/1998 FBO IBT 401K                                             Portfolio              Class Shares
c/o Mutual Funds UAM
PO Box 8971
Wilmington, DE 19899-8971
-----------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                6.32%                      Sirach Bond             Institutional
FBO Interstate Brands                                                  Portfolio              Class Shares
Moderate Growth
PO Box 419260
Kansas City, MO 64141-6260
-----------------------------------------------------------------------------------------------------------------------
Northwestern Trust Co.                     6.21%                      Sirach Bond             Institutional
1201 3rd Avenue, Suite 2010                                            Portfolio              Class Shares
Seattle, WA 98101-3026
-----------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co. TR                   99.99%                      Sirach Bond             Institutional
FBO Catholic Healthcare West Med                                       Portfolio               Service Class
c/o Mutual Funds                                                                                   Shares
PO Box 8971
Wilmington, DE 19899-8971
-----------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                               16.12%                      Sirach Equity           Institutional
FBO Interstate Brands                                                  Portfolio              Class Shares
Aggressive Growth
PO Box 419175
Kansas City, MO 64141-6175
-----------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                               14.35%                      Sirach Equity           Institutional
FBO Interstate Brands                                                   Portfolio             Class Shares
Conservative Growth
PO Box 419175
Kansas City, MO 64141-6175
-----------------------------------------------------------------------------------------------------------------------
Lutsey Family Foundation, Inc.            13.21%                      Sirach Equity           Institutional
PO Box 22074                                                            Portfolio             Class Shares
Green Bay, WI 54305-2074
-----------------------------------------------------------------------------------------------------------------------
Key Trust Company - PRISM                 11.91%                      Sirach Equity           Institutional
Lane Powell, LLP PSP                                                    Portfolio             Class Shares
4900 Tiedeman Road
Brooklyn, OH 44144-23338
-----------------------------------------------------------------------------------------------------------------------
UMBSC & Co.                                9.92%                      Sirach Equity           Institutional
FBO Interstate Brands                                                   Portfolio             Class Shares
Moderate Growth
P.O. Box 419175
Kansas City, MO 64141-6175
-----------------------------------------------------------------------------------------------------------------------
US Bank National Association TR            7.07%                      Sirach Equity           Institutional
FBO Icicle Sea Foods ESOP Sirach                                        Portfolio             Class Shares
PO Box 64010
Saint Paul, MN 55164-0010
-----------------------------------------------------------------------------------------------------------------------
SO Alaska Defined                         26.48%                      Sirach Growth           Institutional
Contribution Pension Plan                                               Portfolio             Class Shares
Attn:  Carol Patton
PO Box 241266
Anchorage, AK 99524-1266
-----------------------------------------------------------------------------------------------------------------------
NFSC FEBO                                 21.11%                      Sirach Growth           Institutional
First Interstate Bank Financial Svcs. D                                 Portfolio             Class Shares
Cash Account
PO Box 30918
Billings, MT 59116-0918




Name and Address of                 Percentage of Shares
Shareholder                                Owned                      Portfolio                  Class
-----------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co. TR                    8.84%                      Sirach Growth           Institutional
FBO IBT 401K                                                            Portfolio             Class Shares
Profit Sharing Plan
c/o Mutual Funds UAM
P.O. Box 8971
Wilmington, DE 19899-8971
-----------------------------------------------------------------------------------------------------------------------
William M. Connor CUST                     7.20%                      Sirach Growth           Institutional
Connor Development CO                                                   Portfolio             Class Shares
Profit Sharing Plan
846 108/th/ Ave NW
Bellevue, WA 98004-4304
-----------------------------------------------------------------------------------------------------------------------
Wilmington Trust Co. TR                    5.87%                      Sirach Growth           Institutional
FBO Cherokee Nation 401K Plan                                           Portfolio             Class Shares
c/o Mutual Funds UAM
PO Box 8971
Wilmington, DE 19899-8971
-----------------------------------------------------------------------------------------------------------------------
UAM Trust Company CUST                     5.29%                      Sirach Growth           Institutional
IRA A/C William M. Conner                                               Portfolio             Class Shares
846 108/th/ NE
Bellevue, WA 98004-4304
-----------------------------------------------------------------------------------------------------------------------
Wilmington Trust CO TR                    94.59%                      Sirach Growth           Institutional
FBO Allied Waste 401K Plan                                              Portfolio             Service Class
c/o Mutual Funds UAM                                                                              Shares
1100 N. Market Street
Wilmington, DE 19890-0001
-----------------------------------------------------------------------------------------------------------------------
Bank of New York CUST                     16.23%                      Sirach Special          Institutional
Two Union Square                                                     Equity Portfolio         Class Shares
Automotive Machinists
601 Union Street, Suite 520
Seattle, WA 98101-2328
-----------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank NA                        6.95%                      Sirach Special          Institutional
FBO Hanford Oper. & Engineering                                      Equity Portfolio         Class Shares
Pension Plan
PO Box 9800
Calabasas, CA 91372-0800
-----------------------------------------------------------------------------------------------------------------------
Northern Trust Company CUST                5.73%                      Sirach Special          Institutional
FBO Navajo Nation                                                    Equity Portfolio         Class Shares
PO Box 92956
Chicago, IL 60675-2956
-----------------------------------------------------------------------------------------------------------------------
Dingle & CO                                5.34%                      Sirach Special          Institutional
c/o Comerica Bank Mutual Funds                                       Equity Portfolio         Class Shares
Operating Engineers 324 Pension Fund
PO Box 75000
Detroit, MI 48275-0001
-----------------------------------------------------------------------------------------------------------------------
South Bay Hotel Employee &                13.31%                      Sirach Strategic        Institutional
Restaurant EE Pension Plan                                                Balanced            Class Shares
c/o United Admin Services                                                 Portfolio
PO Box 5057
San Jose, CA 95150-5057
-----------------------------------------------------------------------------------------------------------------------
Alaska Bricklayers Retirement Plan        12.71%                      Sirach Strategic        Institutional
407 Denali Street                                                         Balanced            Class Shares
Anchorage, AK 99501-2615                                                 Portfolio
-----------------------------------------------------------------------------------------------------------------------
SO Alaska Defined                          8.64%                      Sirach Strategic        Institutional
Contribution Pension Plan                                                  Balanced           Class Shares
P.O. Box 241266                                                            Portfolio
Anchorage, AK 99524-1266
-----------------------------------------------------------------------------------------------------------------------
Montgomery & Purdue & Blankinship          8.27%                      Sirach Strategic        Institutional
& Austinn TR                                                              Balanced            Class Shares
Money Purchase Pension Plan                                               Portfolio
701 5th Avenue
Seattle, WA 98104-7097




Name and Address of                 Percentage of Shares
Shareholder                                Owned                      Portfolio                  Class
-----------------------------------------------------------------------------------------------------------------------
Norwest Bank Colorado                      6.68%                      Sirach Strategic        Institutional
FBO Agrium Defined Benefit                                                 Balanced           Class Shares
Retirement Plan                                                            Portfolio
Agrium U.S. Inc.
1740 Broadway
Denver, CO 80274-0001
-----------------------------------------------------------------------------------------------------------------------
NANA Regional Corporation Inc.             5.15%                      Sirach Strategic        Institutional
Employees Pension Plan                                                     Balanced           Class Shares
1001 E. Benson Blvd.                                                       Portfolio
Anchorage, AK 99508-4256



Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940
Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolios.


Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

  Sirach Capital Management, Inc., located at 3323 One Union Square, Seattle, Washington 98101, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

  The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.

Portfolio Management

  Teams of investment professionals are primarily responsible for the day-to-day management of the portfolios. Listed below are the investment professionals that comprise those teams and a brief description of their business experience.

  Growth and Equity Portfolios

  The adviser's Equity Management Team manages the Growth and Equity Portfolios. Listed below are the members of that team and a brief description of their business experience.



Name & Title                    Experience
--------------------------------------------------------------------------------
Harvey G. Bateman               Mr. Bateman joined the adviser in 1988 as a
Principal/Portfolio Manager     Principal/Portfolio Manager, where he has
                                managed equity accounts since 1989.

Name & Title                  Experience
--------------------------------------------------------------------------------
Sharon Rowley, CFA            Ms. Rowley joined the adviser in 1998 as a
Principal/Portfolio Manager   Principal/Portfolio Manager. Before that she was a
                              Principal at Seafirst Investment Counselors where
                              she managed equity, bond and balanced accounts for
                              high net worth individuals and institutional
                              clients.
--------------------------------------------------------------------------------
Karin L. Gibony               Ms. Gibony joined the adviser in 1990. She has
Principal/Portfolio Manager   managed equity and balanced funds for Sirach
                              Capital Management since 1991.
--------------------------------------------------------------------------------
James P. Kieburtz             Mr. Kieburtz joined the adviser in 1994. Before
Principal/Portfolio Manager   that, he was a Systems Engineer specializing in
                              financial account applications at the accounting firm of Hagen, Kurth & Perman.



Special Equity Portfolio

The adviser's Small Cap Equity Management Team manages the Special Equity Portfolio. Listed below are the members of that team and a brief description of their business experience.

Name & Title                  Experience
--------------------------------------------------------------------------------
Harvey G. Bateman             You may find Mr. Bateman's biography under Equity
Principal/Portfolio Manager   Management Team above.
--------------------------------------------------------------------------------
James P. Kieburtz             You may find Mr. Kieburtz's biography under
Principal/Portfolio Manager   Equity Management Team above.
--------------------------------------------------------------------------------

Bond Portfolio

The adviser's Fixed Income Management Team manages the Bond Portfolio. Listed below are the members of that team and a brief description of their business experience.

Name & Title                  Experience
--------------------------------------------------------------------------------
Craig F. Hintze               Mr. Hintze joined the adviser in 1996 as a
Principal/Portfolio Manager   Principal/Portfolio Manager when Olympic Capital
                              Management merged with Sirach Capital Management.
                              Before the merger, he was a Principal of Olympic
                              Capital Management where he had managed fixed-
                              income portfolios for institutional clients since
                              1982.
--------------------------------------------------------------------------------
John F. Dagres                Mr. Dagres joined the adviser in 1996 as a
Principal/Portfolio Manager   Principal/Portfolio Manager when Olympic Capital
                              Management merged with Sirach Capital Management.
                              Before the merger, he was a Principal of Olympic
                              Capital Management where he had managed fixed
                              income portfolios for institutional clients since
                              1982.
--------------------------------------------------------------------------------
Stephen J. Romano             Mr. Romano joined the adviser in 1991 as a
Principal/Portfolio Manager   Principal/Portfolio Manager. Before that, he was a
                              Senior Investment Officer at Seattle-First
                              National Bank where he managed equity and fixed income portfolios for private banking clients.

Larry J. Katz                 Mr. Katz joined the adviser in 1996 as a
Principal/Portfolio Manager   Principal/Portfolio Manager. Before that, he was a
                              Senior Analyst at Frank Russell Company from 1994
                              until 1996, an independent consultant during 1993 and a Senior Portfolio Manager at Puget Sound
                              Savings Bank from 1984 through 1992.


Strategic Balanced Portfolio

The adviser's Equity Management Team manages the equity portion of the Strategic Balanced Portfolio and the adviser's Fixed Income Management Team manages the debt portion of the portfolio. You can find the composition of the teams and the biographies of their members under the appropriate heading above.

Investment Advisory Agreement


  This section summarizes some of the important provisions the Investment Advisory Agreements. The Fund has filed each agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser


  Each adviser:

 .  Manages the investment and reinvestment of a portfolio's assets;

 . Continuously reviews, supervises and administers the investment program of a portfolio; and

 . Determines what portion of a portfolio's assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the portfolio.

  Terminating an Investment Advisory Agreement

  The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and
  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

  For its services, each portfolio pays its adviser the following annual fees, which are expressed as a percentage of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolios paid the following in management fees to the adviser:


                                   Investment Advisory Fees              Investment Advisory Fees       Total Investment Advisory
                                            Paid                                 Waived                            Fees
  ---------------------------------------------------------------------------------------------------------------------------------
  Growth Portfolio
      1999                                     $  571,110                          $      0                   $  571,110
  ---------------------------------------------------------------------------------------------------------------------------------
      1998                                     $  942,815                          $      0                   $  942,815
  ---------------------------------------------------------------------------------------------------------------------------------
      1997                                     $  981,338                          $      0                   $  981,338
  ---------------------------------------------------------------------------------------------------------------------------------
  Equity Portfolio
      1999                                     $  294,707                          $155,576                   $  139,131
  ---------------------------------------------------------------------------------------------------------------------------------
      1998                                     $  129,597                          $105,815                   $   23,782
  ---------------------------------------------------------------------------------------------------------------------------------
      1997                                     $   18,699                          $ 82,349                   $        0
  ---------------------------------------------------------------------------------------------------------------------------------
  Special Equity Portfolio
      1999                                     $1,177,517                          $      0                   $1,177,517
  ---------------------------------------------------------------------------------------------------------------------------------
      1998                                     $1,849,841                          $      0                   $1,849,841
  ---------------------------------------------------------------------------------------------------------------------------------
      1997                                     $2,768,336                          $      0                   $2,768,336
  ---------------------------------------------------------------------------------------------------------------------------------
  Strategic Balanced Portfolio
      1999                                     $  508,834                          $      0                   $  508,834
  ---------------------------------------------------------------------------------------------------------------------------------
      1998                                     $  560,700                          $      0                   $  560,700
  ---------------------------------------------------------------------------------------------------------------------------------
      1997                                     $  550,068                          $      0                   $  550,068
  ---------------------------------------------------------------------------------------------------------------------------------
  Bond Portfolio
      1999                                     $        0                          $243,816                   $        0
  ---------------------------------------------------------------------------------------------------------------------------------
      1998                                     $        0                          $182,632                   $        0
  ---------------------------------------------------------------------------------------------------------------------------------
      1997                                         N/A                                N/A                         N/A

DISTRIBUTOR
--------------------------------------------------------------------------------

  UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services, and any amounts it may receive under a Service and Distribution Plan are passed through in their entirety to third parties. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for the portfolios' Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

Shareholder Servicing Plan

  The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with UAMFDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25 of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to a portfolio's Institutional Service Class Shares to UAMFDI, to the Service Agent directly or through UAMFDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Institutional Service Class

  Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

  .  Acting as the sole shareholder of record and nominee for beneficial owners.

  . Maintaining account records for such beneficial owners of the Fund's shares.

  .  Opening and closing accounts.

  . Answering questions and handling correspondence from shareholders about their accounts.

  .  Processing shareholder orders to purchase, redeem and exchange shares.

  . Handling the transmission of funds representing the purchase price or redemption proceeds.

  . Issuing confirmations for transactions in the Fund's shares by shareholders.

  . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

  . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

  .  Providing account maintenance and accounting support for all transactions.

  . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

Rule 12b-1 Distribution Plan

  The Distribution Plan permits a portfolio to pay UAMFDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

  .  Advertising the availability of services and products.

  . Designing materials to send to customers and developing methods of making such materials accessible to customers.

  .  Providing information about the product needs of customers.

  . Providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund.

  . Receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information.

  .  Displaying and making available sales literature and prospectuses.

  . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

  In addition, the Institutional Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

Fees Paid under the Service and Distribution Plans

  The Plans permit Institutional Service Class shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Fund's governing board has limited the amount the Institutional Service Class may pay under the Plans to 0.25% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time.

  The Fund will not reimburse the Distributor or others for distribution expenses incurred in excess of the amount permitted by the Plans.

  Subject to seeking best price and execution, the Fund may buy or sell portfolio securities through firms that receive payments under the Plans. UAMFDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

                                          Distribution Plan Expenses
  -----------------------------------------------------------------------
  Growth Portfolio                                $34,812
    1999
  -----------------------------------------------------------------------
  Bond Portfolio                                  $ 3,032
    1999


Approving, Amending and Terminating the Fund's Distribution Arrangements


  Shareholders of each portfolio have approved the Plans. The Plans also were approved by the governing board of the Fund, including a majority of the members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

  Continuing the Plans

  The Plans continue in effect from year to year so long as they are approved annually by a majority of the Fund's board members and its Plan Members. To continue the Plans, the board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Fund's board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

  Amending the Plans

  A majority of the Fund's governing board and a majority of its the Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

  Terminating the Plans

  A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

  Miscellaneous

  So long as the Plans are in effect, the non-interested board members will select and nominate the Plan Members of the Fund.

  The Fund and UAMFDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges. with these rules.

  Pursuant to the Plans, the board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

Additional Non-12b-1 Shareholder Servicing Arrangements

  In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to a portfolio.



ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.


  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.



  UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.

Administration and Transfer Agency Services Fees

  Each portfolio pays a four-part fee to UAMFSI as follows:

  1. In exchange for administrative services, a portfolio pays a fee to UAMFSI calculated at the annual rate of:

          .    $19,500 for the first operational class; plus

          .    $3,750 for each additional class; plus

          . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                            Annual Rate
               -----------------------------------------------------------------------------------
               Growth Portfolio                               0.043%
               -----------------------------------------------------------------------------------
               Equity Portfolio                               0.043%
               -----------------------------------------------------------------------------------
               Special Equity Portfolio                       0.043%
               -----------------------------------------------------------------------------------
               Strategic Balanced Portfolio                   0.063%
               -----------------------------------------------------------------------------------
               Bond Portfolio                                 0.043%

  2. Each portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

          .    Not more than $35,000 for the first operational class; plus

          .    $5,000 for each additional operational class; plus

          . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  For the last three fiscal years the portfolios paid the following in administration and sub-administration fees:

                                 Administrators Fee  Sub-Administrators Fee  Total Administration Fee
-------------------------------------------------------------------------------------------------------------------------
Growth Portfolio
  1999                               $ 47,716            $ 94,417             $142,133
-------------------------------------------------------------------------------------------------------------------------
  1998                               $199,766            $137,236             $337,002
-------------------------------------------------------------------------------------------------------------------------
  1997                               $ 60,383            $149,705             $210,088
-------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
  1999                               $ 27,368            $ 69,855             $ 97,223
-------------------------------------------------------------------------------------------------------------------------
  1998                               $ 93,669            $ 76,332             $170,001
-------------------------------------------------------------------------------------------------------------------------
  1997                               $  6,234            $ 47,783             $ 54,017
-------------------------------------------------------------------------------------------------------------------------
Special Equity Portfolio
  1999                               $ 81,073            $123,173             $204,246
-------------------------------------------------------------------------------------------------------------------------
  1998                               $358,557            $245,389             $603,946
-------------------------------------------------------------------------------------------------------------------------
  1997                               $158,197            $386,035             $544,232
-------------------------------------------------------------------------------------------------------------------------
Strategic Balanced Portfolio
  1999                               $ 58,484            $ 84,804             $143,288
-------------------------------------------------------------------------------------------------------------------------
  1998                               $162,819            $107,247             $270,066
-------------------------------------------------------------------------------------------------------------------------
  1997                               $ 50,769            $104,773             $155,542
-------------------------------------------------------------------------------------------------------------------------
Bond Portfolio
  1999                               $ 39,507            $ 74,467             $113,974
-------------------------------------------------------------------------------------------------------------------------
  1998                               $ 86,660            $ 63,143             $149,803
-------------------------------------------------------------------------------------------------------------------------
  1997                                  N/A                 N/A                  N/A

CUSTODIAN
--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES


SELECTION OF BROKERS
--------------------------------------------------------------------------------


  Each Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.



  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------


  The adviser makes investment decisions for each portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.


BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.



Commissions Paid

  For the last three fiscal years, the portfolios paid the following in brokerage commissions:


                                          Brokerage Commissions
  ---------------------------------------------------------------------
  Growth Portfolio                           $  251,774
    1999
  ---------------------------------------------------------------------
    1998                                     $  386,341
  ---------------------------------------------------------------------
    1997                                     $  337,150
  ---------------------------------------------------------------------
  Equity Portfolio                           $  124,840
    1999
  ---------------------------------------------------------------------
    1998                                     $   68,643
  ---------------------------------------------------------------------
    1997                                     $   41,994
  ---------------------------------------------------------------------
  Special Equity Portfolio                   $1,338,694
    1999
  ---------------------------------------------------------------------
    1998                                     $  503,483
  ---------------------------------------------------------------------
    1997                                     $  489,884
  ---------------------------------------------------------------------
  Strategic Balanced Portfolio               $  121,366
    1999
  ---------------------------------------------------------------------
    1998                                     $  128,495
  ---------------------------------------------------------------------
    1997                                     $  120,042
  ---------------------------------------------------------------------
  Bond Portfolio                             $        0
    1999
  ---------------------------------------------------------------------
    1998                                     $        0
  ---------------------------------------------------------------------
    1997                                         N/A


Capital Stock And Other Securities



The Fund

  The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.



DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.



Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

  The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.





FEDERAL TAXES

  Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If a portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

  A portfolios' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Purchase, Redemption And Pricing Of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------



Calculating NAV

  The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

  Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.



PURCHASE OF SHARES
--------------------------------------------------------------------------------


  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.



In-Kind Purchases


     At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

     The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

     .  The securities are eligible investments for the portfolio;

     .  The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.


  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail

  Requests to redeem shares must include:

 .  Share certificates, if issued;

 . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

 .  Any required signature guarantees (see "Signature Guarantees"); and

 . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

   Shareholders may not do the following by telephone:

   . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

   .  Redeem shares represented by a certificate.

   The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.



Redemptions-In-Kind

   If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.



   The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.



Signature Guarantees



   The Fund requires signature guarantees for certain types of documents, including:

   .  Written requests for redemption;

   . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

   .  On all stock certificates tendered for redemption.

   The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

   The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information


   Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

   When the Fund may suspend redemption privileges or postpone the date of payment:

   .  when the NYSE and custodian bank are closed;

   .  when trading on the NYSE is restricted;

   . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

   .  for such other periods as the Commission may permit.



EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

   Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

   Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.



Performance Calculations



   Each portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each Class of a portfolio. Dividends paid by a portfolio with respect to each Class will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Institutional Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------



   Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

   The fund calculates the average annual total return of a portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.



   The fund calculates these figures according to the following formula:

          P (1 + T)/n/ = ERV

          Where:

          P    =   a hypothetical initial payment of $1,000

          T    =   average annual total return

          n    =   number of years

          ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).



   Set forth in the table below are the portfolios' average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from a portfolio's inception date through October 31, 1999.




                                                                          Shorter of 10 Years or    30-Day
                                                   One Year  Five Years      Since Inception        Yields       Inception Date
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                       26.90%       22.43%           18.11%             N/A            12/1/93
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Service Class Shares               26.61%        N/A             21.47%             N/A            3/22/96
---------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                       26.17%        N/A             23.78%             N/A             7/1/96
---------------------------------------------------------------------------------------------------------------------------------
Special Equity Portfolio
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                       71.28%       19.51%           16.66%             N/A            10/2/89
---------------------------------------------------------------------------------------------------------------------------------
Strategic Balanced Portfolio
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                       15.74%       16.22%           12.72%             N/A            12/1/93
---------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                        1.14%        N/A              4.64%             6.51%          11/3/97
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Service Class Shares                0.42%        N/A              4.38%             6.31%          11/7/97

YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.



     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.



     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

          d = the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

     A portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.



     To help investors better evaluate how an investment in a portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a portfolio;

     .   that the indices and averages are generally unmanaged; and

     . that the items included in the calculations of such averages may not be identical to the formula used by a portfolio to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a portfolio will continue this performance as compared to such other averages.

Financial Statements



     The following documents are included in the portfolios' October 31, 1999 Annual Report:

     .  Financial statements for the fiscal year ended October 31, 1999.

     .  Financial highlights for the respective periods presented

     .  The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolios' Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolios' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser to each portfolio.

     Board Member refers to a single member of the Fund's Board.

     Board refers to the Fund's Board of Trustees as a group.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     Distribution Plan refers to the Distribution Plan the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

     Fund refers to UAM Funds, Inc. II.

     Governing Board, see Board.

     NAV is the net asset value per share of a portfolio.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

     Plan member refers to members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.

     Plans refers to the Distribution and Shareholder Servicing Plans the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

     Portfolio refers to a single series of the Fund, while portfolios refer to all of the series of the Fund.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     Service Plan refers to the Shareholder Servicing Plan the Fund has adopted for its Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

     Service Class means the Institutional Service Class shares of a portfolio.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.

Bond Ratings



MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings

   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

   a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

   plus (+) or    Moody's applies numerical modifiers 1, 2, and 3 in each
   minus (-)      rating classification:  the modifier 1 indicates that the
                  security ranks in the higher end of its generic rating catefory; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

   Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


   Con. (...)     (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
                  These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


  Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .  Leading market positions in well-established industries.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.



  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.


Standard & Poor's Ratings Services
--------------------------------------------------------------------------------



Long-Term Issue Credit Ratings



  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2.  Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.


    AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



    Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

    CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.


    C A subordinated debt or preferred stock obligation rated 'C' is CURENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



    D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


   N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


   Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings


   A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

   Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+/AA/   High credit quality.  Protection factors are strong.  Risk is modest
AA- but may vary slightly from time to time because of economic conditions.

A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+/BBB  Below-average protection factors but still considered sufficient for
BBB- prudent investment. Considerable variability in risk during economic cycles.

BB+/BB/   Below investment grade but deemed likely to meet obligations when
BB- due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.

Short-Term Debt

High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Satisfactory Grade

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Default

D-5       Issuer failed to meet scheduled principal and/or interest payments.


FITCH IBCA RATINGS
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.




International Short-Term Credit Ratings

   F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

   B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

   C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

   D      Default.  Denotes actual or imminent payment default.


   Notes

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

   `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

   `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Alert is typically resolved over a relatively short period.


Comparative Benchmarks


(alphabetically)

CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.


Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies
Service --publications that rate fund performance over specified time periods.



Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.


IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

Lehman Brothers Indices:
------------------------

Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Associateion (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are:  1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.



  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).



  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.



  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.



  Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.



  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.



  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.



  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.



  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.



  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.



  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.



  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO 64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)







                       The Sterling Partners' Portfolios
                     Sterling Partners' Balanced Portfolio
                      Sterling Partners' Equity Portfolio
                 Sterling Partners' Small Cap Value Portfolio

                          Institutional Class Shares



                        Statement of Additional Information
                                February 28, 2000







This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the portfolios dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolios by contacting the UAM Funds at the address listed above.

Table Of Contents
Description of Permitted Investments.................................................................................     1
   What Investment Strategies May the Portfolios Use?................................................................     1
   Debt Securities...................................................................................................     2
   Derivatives.......................................................................................................     9
   Equity Securities.................................................................................................    17
   Foreign Securities................................................................................................    19
   Investment Companies..............................................................................................    22
   Repurchase Agreements.............................................................................................    23
   Restricted Securities.............................................................................................    23
   Securities Lending................................................................................................    23
   When Issued Transactions..........................................................................................    24
Investment Policies of the Portfolios................................................................................    24
   Fundamental Policies..............................................................................................    24
   Non-Fundamental Policies..........................................................................................    26
Management Of The Fund...............................................................................................    27
Principal Shareholders...............................................................................................    28
Investment Advisory and Other Services...............................................................................    29
   Investment Adviser................................................................................................    29
   Distributor.......................................................................................................    31
   Shareholder Servicing Arrangements................................................................................    31
   Administrative Services...........................................................................................    32
   Custodian.........................................................................................................    33
   Independent Accountants...........................................................................................    33
Brokerage Allocation and Other Practices.............................................................................    34
   Selection of Brokers..............................................................................................    34
   Simultaneous Transactions.........................................................................................    34
   Brokerage Commissions.............................................................................................    34
Capital Stock and Other Securities...................................................................................    35
   Description Of Shares And Voting Rights...........................................................................    35
Purchase, Redemption and Pricing of Shares...........................................................................    36
   Net Asset Value Per Share.........................................................................................    36
   Purchase of Shares................................................................................................    37
   Redemption of Shares..............................................................................................    38
   Exchange Privilege................................................................................................    40
   Transfer Of Shares................................................................................................    40
Performance Calculations.............................................................................................    40
   Total Return......................................................................................................    41
   Yield.............................................................................................................    41
   Comparisons.......................................................................................................    42
Financial Statements.................................................................................................    42
Glossary.............................................................................................................    43
Bond Ratings.........................................................................................................    43
   Moody's Investors Service, Inc....................................................................................    43
   Standard & Poor's Ratings Services................................................................................    46
   Duff & Phelps Credit Rating Co....................................................................................    48
   Fitch IBCA Ratings................................................................................................    49
Comparative Benchmarks...............................................................................................    51

DESCRIPTION OF PERMITTED INVESTMENTS

What Investment Strategies May the Portfolios Use?
--------------------------------------------------------------------------------

     The portfolios currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolios to use these investments in "What Are the Investment Policies of the Portfolios?"


Equity Portfolio

     .    Equity securities.

     .    Short-term investments.

     .    Futures.

     .    Options.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


Small Cap Value Portfolio

     .    Equity securities.

     .    Short-term investments.

     .    Futures.

     .    Options.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


Balanced Portfolio

     .    Equity securities.

     .    Debt securities.

     .    Futures.

     .    Options.

     .    Investment companies.

     .    Repurchase agreements.

     .    Restricted securities.

     .    Securities lending.

     .    When issued securities.


Debt Securities
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

     .    by the right of the issuer to borrow from the U.S. Treasury;

     . by the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    by the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.


     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)


     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a portfolio's shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

     . payments of interest and principal are more frequent (usually monthly); and

     . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a portfolio to reinvest the money at a lower interest rate.

     In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.



     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     A portfolio will only invest in a security issued by a commercial bank if the bank:

     . has total assets of at least $1 billion, or the equivalent in other currencies;

     . is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Banker's Acceptance

     A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

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     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".


     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.


     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.


     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a portfolio. If left unattended, drifts in the average maturity of a portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

     The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.


DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives


     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.


     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In case of an index, the portfolio of securities that corresponds to the index.

     The portfolio can cover a put option by, at the time of selling the option:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


     The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.


     Combined Positions


     The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


     Swaps, Caps, Collars and Floors


     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.


     Correlation of Prices

     The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.


     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    have to purchase or sell the instrument underlying the contract;

     .    not be able to hedge its investments; and

     .    not be able realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.


     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    actual and anticipated changes in interest rates;

     .    fiscal and monetary policies; and

     .    national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities


     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


     Convertible Securities

     Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


Foreign Securities
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

     . They are generally not as developed or efficient as, and more volatile, than those in the United States;

     .    They have substantially less volume;

     . Their securities tend to be less liquid and to experience rapid and erratic price movements;

     . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

     . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

     . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.


     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into United States dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.


     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

     The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

     On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

     . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

     . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

     .    How will existing currencies be exchanged into Euro?

     . Will suitable clearing and settlement payment systems for the new currency be created?


Investment Companies
--------------------------------------------------------------------------------

     A portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a portfolio. Like other shareholders, each portfolio would pay its proportionate share of those fees. Consequently, shareholders of a portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. A portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

     .    For cash management purposes;

     .    Consistent with a portfolio's investment policies and restrictions;
          and

     . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

     The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.


Repurchase Agreements
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolios normally use repurchase agreements to earn income on assets that are not invested.

     When a portfolio enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.


Restricted Securities
--------------------------------------------------------------------------------

     The portfolios may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a portfolio or less than what may be considered the fair value of such securities.


Securities Lending
--------------------------------------------------------------------------------

     A portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When a portfolio lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.


When Issued Transactions
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a portfolio may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.


Investment Policies of the Portfolios

     A portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.


Fundamental Policies
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means a portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act.

Balanced and Equity Portfolios

     Each of the above portfolios will not:

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and than, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest for the purpose of exercising control over management of any company.

     .    Invest in commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies a portfolio adopts a temporary defensive position.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than three years.

     . Issue senior securities, as defined in the Investment Company Act of 1940, as amended, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options, futures or repurchase transactions.

     . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the sec.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total gross assets.

     .    Purchase on margin or sell short.

     . Purchase or retain securities of an issuer if those officers and Board members of the Fund or its investment advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

     . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.


Small Cap Value Portfolio

     The portfolio will not:

     . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any agency or instrumentality thereof).

     . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

     . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and than, in no event, in excess of 133 1/3% of the portfolio's gross assets valued at the lower of market or cost.

     . Invest for the purpose of exercising control over management of any company.

     .    Invest in commodities.

     . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies a portfolio adopts a temporary defensive position.

     . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than three years.

     . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into futures or repurchase transactions.

     . Make loans except by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, or lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act and the rules and regulations or interpretations of the sec.

     . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     . Purchase additional securities when borrowings exceed 5% of total gross assets.

     .    Purchase on margin or sell short.

     . Purchase or retain securities of an issuer if those officers and Board members of the Fund or its investment advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     . Purchase or sell real estate or real estate limited partnerships, although it may purchase or sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

     . Write or acquire options or interests in oil, gas or other mineral exploration or development programs.


Non-Fundamental Policies
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means a portfolio may change them without shareholder approval.

     The portfolios will not:

     . Invest in stock or bond futures and/or options on futures unless (1) not more than 5% of the portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts; and (2) not more than 20% of the portfolio's assets are invested in stock or bond futures and options on futures.

     .    Invest more than 20% of the portfolio's assets in foreign securities.

     In addition, the adviser intends to limit the Balanced Portfolio's fixed income investments to investment grade securities; however, the adviser reserves the right to retain securities which are rated Ba or B by Moody's or BB or B by S&P if, in the adviser's judgement, maintaining a position in the securities is warranted.


Management of The Fund

     The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.


     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                               Aggregate
                                                                                            Aggregate       Compensation From
                                                                                        Compensation From    the Fund Complex
                              Position     Principal Occupations During the Past         the Fund as of           as of
     Name, Address, DOB       with Fund    5 years                                       October 31, 1999    October 31, 1999
     ---------------------------------------------------------------------------------------------------------------------------
     John T. Bennett, Jr.     Board        President of Squam Investment Management          $7,137              $10,625
     College Road-- RFD 3     Member       Company, Inc. and Great Island Investment
     Meredith, NH 03253                    Company, Inc.; President of Bennett
     1/26/29                               Management Company from 1988 to 1993.
     ---------------------------------------------------------------------------------------------------------------------------
     Nancy J. Dunn            Board        Financial Officer of World Wildlife Fund          $7,137              $10,625
     1250 24th St., NW        Member       since January 1999; Vice President for
     Washington, DC 20037                  Finance and Administration and Treasurer
     8/14/51                               of Radcliffe College from 1991 to 1999.
     ---------------------------------------------------------------------------------------------------------------------------
     William A. Humenuk       Board        Executive Vice President and Chief                $7,137              $10,625
     100 King Street West     Member       Administrative Officer of Philip Services
     P.O. Box 2440, LCD-1                  Corp.; Formerly, a Partner in the
     Hamilton Ontario,                     Philadelphia office of the law firm
     Canada L8N-4J6                        Dechert Price & Rhoads and a Director  of
     4/21/42                               Hofler Corp.
     ---------------------------------------------------------------------------------------------------------------------------
     Philip D. English        Board        President and Chief Executive Officer of          $7,137              $10,625
     16 West Madison Street   Member       Broventure Company, Inc.; Chairman of the
     Baltimore, MD 21201                   Board of Chektec Corporation and Cyber
     8/5/48                                Scientific, Inc.
     ---------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Aggregate
                                                                                              Aggregate       Compensation From
                                                                                          Compensation From    the Fund Complex
                              Position     Principal Occupations During the Past           the Fund as of            as of
     Name, Address, DOB       with Fund    5 years                                         October 31, 1999     October 31, 1999
     ---------------------------------------------------------------------------------------------------------------------------
     James P. Pappas*         Board        President of UAM Investment Services,                   0                   0
     211 Congress Street      Member       Inc. since March 1999; Vice President UAM
     Boston, MA  02110                     Trust Company since January 1996;
     2/24/53                               Principal of UAM Fund Distributors, Inc.
                                           since December 1995; Vice President of
                                           UAM Investment Services, Inc. from
                                           January 1996 to March 1999 and a Director
                                           and Chief Operating Officer of CS First
                                           Boston Investment Management from
                                           1993-1995.
     ---------------------------------------------------------------------------------------------------------------------------
     Norton H. Reamer*        Board        Chairman, Chief  Executive Officer and a                0                   0
     One International Place  Member;      Director of United Asset Management
     Boston, MA 02110         President    Corporation; Director, Partner or Trustee
     3/21/35                  and          of each of the Investment Companies of
                              Chairman     the Eaton Vance Group of Mutual Funds.
     ---------------------------------------------------------------------------------------------------------------------------
     Peter M. Whitman, Jr.*   Board        President and Chief Investment Officer of               0                   0
     One Financial Center     Member       Dewey Square Investors Corporation since
     Boston, MA 02111                      1988; Director and Chief Executive
     7/1/43                                Officer of H.T. Investors, Inc., formerly
                                           a subsidiary of Dewey Square.
     ---------------------------------------------------------------------------------------------------------------------------
     William H. Park          Vice         Executive Vice President and Chief                      0                   0
     One International Place  President    Financial Officer of United Asset
     Boston, MA 02110                      Management Corporation.
     9/19/47
     ---------------------------------------------------------------------------------------------------------------------------
     Gary L. French           Treasurer    President of UAMFSI and UAMFDI; Treasurer               0                   0
     211 Congress Street                   of the Fidelity Group of Mutual Funds
     Boston, MA 02110                      from 1991 to 1995; held various other
     7/4/51                                offices with Fidelity Investments from
                                           November 1990 to March 1995.
     ---------------------------------------------------------------------------------------------------------------------------
     Robert R. Flaherty       Assistant    Vice President of UAMFSI; Manager of Fund               0                   0
     211 Congress Street      Treasurer    Administration and Compliance of Chase
     Boston, MA 02110                      Global Fund Services Company from 1995 to
     9/18/63                               1996; Senior Manager of Deloitte & Touche
                                           LLP from 1985 to 1995,
     ---------------------------------------------------------------------------------------------------------------------------
     Robert J. DellaCroce     Assistant    Director, Mutual Fund Operations - SEI                  0                   0
     SEI Investments          Treasurer    Investments; Senior Manager at Arthur
     One Freedom Valley Rd.                Andersen prior to 1994.
     Oaks, PA 19456
     12/17/63


PRINCIPAL SHAREHOLDERS

     As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

     Name and Address of Shareholder           Percentage of Shares Owned              Portfolio                 Class
     -----------------------------------------------------------------------------------------------------------------------
     UMBSC & Co.                                         21.06%               Sterling Partners' Balanced     Institutional
     FBO Interstate Brands                                                             Portfolio              Class Shares
     Conservative Growth
     P.O. Box 419175
     Kansas City, MO 64141-6175
     -----------------------------------------------------------------------------------------------------------------------
     Centura Bank                                        11.26%               Sterling Partners' Balanced     Institutional
     P.O. Box 1220                                                                     Portfolio              Class Shares
     Attn: Roxanne Moore
     131 N. Church Street
     Rocky Mount, NC 27804-5433

     Name and Address of Shareholder           Percentage of Shares Owned              Portfolio                 Class
     -----------------------------------------------------------------------------------------------------------------------
     UMBSC & Co.                                          9.81%               Sterling Partners' Balanced     Institutional
     FBO Interstate Brands                                                             Portfolio              Class Shares
     Moderate Growth
     P.O. Box 419175
     Kansas City, MO 64141-6175
     -----------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                           6.70%               Sterling Partners' Balanced     Institutional
     Reinvest Account                                                                  Portfolio              Class Shares
     Attn: Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94104-4122
     -----------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                          11.93%                Sterling Partners' Equity      Institutional
     Reinvest Account                                                                  Portfolio              Class Shares
     Attn: Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94104-4122
     -----------------------------------------------------------------------------------------------------------------------
     ENJAYCO                                              8.04%                Sterling Partners' Equity      Institutional
     FBO Smith Anderson 401K Plan 90483                                                Portfolio              Class Shares
     P.O. Box 17909
     Milwaukee, WI 53217-0909
     -----------------------------------------------------------------------------------------------------------------------
     First Citizens Bank & Trust Co. TR                   5.91%                Sterling Partners' Equity      Institutional
     FBO Sanger Clinic                                                                 Portfolio              Class Shares
     P.O. Box 29522
     Raleigh, NC 27626-0522
     -----------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                          18.09%               Sterling Partners Small Cap     Institutional
     Reinvest Account                                                               Value Portfolio           Class Shares
     Attn: Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94104-4122
     -----------------------------------------------------------------------------------------------------------------------
     Northern Trust Company CUST                          9.71%                 Sterling Partners' Small      Institutional
     FBO Holly Cross Employee                                                     Cap Value Portfolio         Class Shares
     Retirement Trust HLT Plan
     P.O. Box 92956
     Chicago, IL 60675-2956
     -----------------------------------------------------------------------------------------------------------------------
     Wilmington Trust Co. TR                              7.41%                 Sterling Partners' Small      Institutional
     Capital 401K & PSP                                                           Cap Value Portfolio         Class Shares
     c/o Mutual Funds UAM
     P.O. Box 8971
     Wilmington,  DE 19890-0001


     Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolios.


Investment Advisory and Other Services

Investment Adviser
--------------------------------------------------------------------------------

     Sterling Capital Management Company, a North Carolina corporation located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970.

     The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.




Investment Advisory Agreement


     This section summarizes some of the important provisions the Investment Advisory Agreements. The Fund has filed each agreement with the SEC as part of its registration statement on Form N-1A.



     Service Performed by Adviser


     Each adviser:

     .   Manages the investment and reinvestment of a portfolio's assets;

     . Continuously reviews, supervises and administers the investment program of a portfolio; and

     . Determines what portion of a portfolio's assets will be invested in securities and what portion will consist of cash.



     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement


     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the portfolio.

     Terminating an Investment Advisory Agreement

     The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

     .   It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.




Advisory Fees

     For its services, each portfolio pays its adviser the following annual fees, which are expressed as a percentage of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolios paid the following in management fees to the adviser:



                       Investment Advisory Fees Paid  Investment Advisory Fees Waived Total Investment Advisory Fees
     ---------------------------------------------------------------------------------------------------------------------
     Equity Portfolio
          1999                         $361,802                       $111,131                        $250,671
     ---------------------------------------------------------------------------------------------------------------------
          1998                         $363,308                        $48,983                        $314,325
     ---------------------------------------------------------------------------------------------------------------------
          1997                         $266,244                        $70,708                        $195,536
     ---------------------------------------------------------------------------------------------------------------------
     Small Cap Value Portfolio
          1999                         $411,436                       $104,588                        $306,848
     ---------------------------------------------------------------------------------------------------------------------
          1998                         $243,325                        $73,508                        $169,817
     ---------------------------------------------------------------------------------------------------------------------
          1997                         $11,374                         $66,275                           $0
     ---------------------------------------------------------------------------------------------------------------------
     Balanced Portfolio
          1999                         $558,088                        $64,548                        $523,540
     ---------------------------------------------------------------------------------------------------------------------
          1998                         $608,044                          $0                           $608,044
     ---------------------------------------------------------------------------------------------------------------------
          1997                         $542,796                          $0                           $542,796



DISTRIBUTOR
--------------------------------------------------------------------------------

     UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


     UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund or the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------


Administrator

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

     .    Taxes, interest, brokerage fees and commissions.

     . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

     .    SEC fees and state Blue-Sky fees.

     .    EDGAR filing fees.

     .    Processing services and related fees.

     .    Advisory and administration fees.

     . Charges and expenses of pricing and data services, independent public accountants and custodians.

     .    Insurance premiums including fidelity bond premiums.

     .    Outside legal expenses.

     .    Costs of maintenance of corporate existence.

     . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

     . Printing and production costs of shareholders' reports and corporate meetings.

     .    Cost and expenses of Fund stationery and forms.

     .    Costs of special telephone and data lines and devices.

     .    Trade association dues and expenses.

     .    Any extraordinary expenses and other customary Fund expenses.


     The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.


     UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.

Administration and Transfer Agency Services Fees

     Each portfolio pays a four-part fee to UAMFSI as follows:

1. In exchange for administrative services, a portfolio pays a fee to UAMFSI calculated at the annual rate of:

          .    $19,500 for the first operational class; plus

          .    $3,750 for each additional class; plus

          . A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                                                                    Annual Rate
              --------------------------------------------------------------------------------------------------------------
              Equity Portfolio                                                                         0.063%
              --------------------------------------------------------------------------------------------------------------
              Small Cap Value Portfolio                                                                0.043%
              --------------------------------------------------------------------------------------------------------------
              Balanced Portfolio                                                                       0.063%

2. Each portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

          .    Not more than $35,000 for the first operational class; plus

          .    $5,000 for each additional operational class; plus

          . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

     For the last three fiscal years the portfolios paid the following in administration and sub-administration fees:


                                                                                                    Total Administration
                                     Administrators Fee               Sub-Administrators Fee                 Fee
  -------------------------------------------------------------------------------------------------------------------------
  Equity Portfolio
       1999                                $39,049                           $71,925                      $110,974
  -------------------------------------------------------------------------------------------------------------------------
       1998                                $35,899                           $77,210                      $113,109
  -------------------------------------------------------------------------------------------------------------------------
       1997                                $26,971                           $76,637                      $103,608
  -------------------------------------------------------------------------------------------------------------------------
  Small Cap Value Portfolio
       1999                                $25,532                           $68,387                       $93,919
  -------------------------------------------------------------------------------------------------------------------------
       1998                                $15,483                           $66,555                       $82,038
  -------------------------------------------------------------------------------------------------------------------------
       1997                                $3,106                            $27,344                       $30,450
  -------------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio
       1999                                $56,040                           $81,638                      $137,678
  -------------------------------------------------------------------------------------------------------------------------
       1998                                $51,575                           $82,561                      $134,136
  -------------------------------------------------------------------------------------------------------------------------
       1997                                $43,421                           $81,424                      $124,845


CUSTODIAN
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS
--------------------------------------------------------------------------------


     Each Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.


     It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.


SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------


     The adviser makes investment decisions for each portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.



BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------


Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the portfolios paid the following in brokerage commissions:


                                                            Brokerage Commissions
     -----------------------------------------------------------------------------------------------------------
     Equity Portfolio
          1999                                                    $132,831
     -----------------------------------------------------------------------------------------------------------
          1998                                                     $93,953
     -----------------------------------------------------------------------------------------------------------
          1997                                                     $87,354
     -----------------------------------------------------------------------------------------------------------
     Small Cap Value Portfolio
          1999                                                    $134,535
     -----------------------------------------------------------------------------------------------------------
          1998                                                    $163,245
     -----------------------------------------------------------------------------------------------------------
          1997                                                     $54,402
     -----------------------------------------------------------------------------------------------------------
     Balanced Portfolio
          1999                                                    $134,507
     -----------------------------------------------------------------------------------------------------------
          1998                                                     $89,004
     -----------------------------------------------------------------------------------------------------------
          1997                                                    $110,763




CAPITAL STOCK AND OTHER SECURITIES


The Fund

     The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.



DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------

     The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

     If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

     The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have different exchange privileges. The net income attributable to Institutional Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.



Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

     The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.





FEDERAL TAXES

     Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If a portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     A portfolios' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.



PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value Per Share
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

     Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How the Fund Values it Assets


     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.


     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.


     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.




PURCHASE OF SHARES
--------------------------------------------------------------------------------


     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.



In-Kind Purchases


     At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

     The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the portfolio;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.


     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.


By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.




Redemptions-In-Kind

     If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.



     The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.



Signature Guarantees


     The Fund requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information


     Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

     When the Fund may suspend redemption privileges or postpone the date of payment:

     .   when the NYSE and custodian bank are closed;

     .   when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   for such other periods as the Commission may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.


TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.




Performance Calculations

     Each portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each portfolio.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The fund calculates the average annual total return of a portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     The fund calculates these figures according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     Set forth in the table below are the portfolios' average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from a portfolio's inception date through October 31, 1999.

                                                                                       Shorter of
                                                                                       10 Years or
                                                   One Year          Five Years      Since Inception       Inception Date
     --------------------------------------------------------------------------------------------------------------------
     Equity Portfolio                               9.94%              17.20%            13.76%               5/15/91
     --------------------------------------------------------------------------------------------------------------------
     Small Cap Value Portfolio                      9.02%               N/A              11.08%                1/2/97
     --------------------------------------------------------------------------------------------------------------------
     Balanced Portfolio                             5.12%              12.62%            10.26%               3/15/91
     --------------------------------------------------------------------------------------------------------------------

YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

         d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------

     A portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a portfolio;

     .   that the indices and averages are generally unmanaged; and

     . that the items included in the calculations of such averages may not be identical to the formula used by a portfolio to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a portfolio will continue this performance as compared to such other averages.


Financial Statements

     The following documents are included in the portfolios' October 31, 1999 Annual Report:

     .   Financial statements for the fiscal year ended October 31, 1999.

     .   Financial highlights for the respective periods presented

     .   The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolios' Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolios' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser to each portfolio.

     Board Member refers to a single member of the Fund's Board.

     Board refers to the Fund's Board of Trustees as a group.

     SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

     Fund refers to UAM Funds, Inc.

     Governing Board, see Board.

     NAV is the net asset value per share of a portfolio.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

     Portfolio refers to a single series of the Fund, while portfolios refer to all of the series of the Fund.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

     UAM is United Asset Management Corporation.

     UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

     UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

     UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------


Preferred Stock Ratings

     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or  Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)    rating classification: the modifier 1 indicates that the
                  security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...)
                  (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1
                  Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .   Leading market positions in well-established industries.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------



Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.  Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.



     AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated `CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

     CC An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C
                  A subordinated debt or preferred stock obligation rated `C' is CURENTLY HIGHLY VULNERABLE to non-payment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Short-Term Issue Credit Ratings


     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

     Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.


DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------


Long-Term Debt and Preferred Stock

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



     AA+/AA/      High credit quality. Protection factors are strong. Risk is
     AA-          modest but may vary slightly from time to time because of
                  economic conditions.

     A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     BBB+/BBB     Below-average protection factors but still considered
     BBB-         sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+/BB/      Below investment grade but deemed likely to meet obligations
     BB-          when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

     B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arrearages.

Short-Term Debt


     High Grade

     D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Good Grade

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     Default

     D-5 Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------


International Long-Term Credit Ratings


     Investment Grade

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     Speculative Grade

     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                        Entities rated in this category have defaulted on some
                  or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


International Short-Term Credit Ratings

     F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D            Default.  Denotes actual or imminent payment default.


     Notes

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

     `NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.



Comparative Benchmarks
     (alphabetically)

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

     Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

     Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income

     Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

     Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

     Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

     Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

     Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).


     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     ------------------------------

     In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     --------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------

     S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

     S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

     Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

     Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 419081
                          Kansas City, MO  64141-6081
                     (Toll free) 1-877-UAM-LINK (826-5465)



                              The TS&W Portfolios
                             TS&W Equity Portfolio
                      TS&W International Equity Portfolio
                          TS&W Fixed Income Portfolio
                            TS&W Balanced Portfolio

                          Institutional Class Shares

                       Statement of Additional Information
                               February 28, 2000

  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the portfolios dated February 28, 2000, as supplemented from time to time. You may obtain a prospectus for the portfolios by contacting the UAM Funds at the address listed above.

Table Of Contents
Description of Permitted Investments.................................  1
 What Investment Strategies May the Portfolios Use?..................  1
 Debt Securities.....................................................  2
 Derivatives.........................................................  9
 Equity Securities................................................... 17
 Foreign Securities.................................................. 18
 Investment Companies................................................ 22
 Repurchase Agreements............................................... 22
 Restricted Securities............................................... 22
 Securities Lending.................................................. 23
 When Issued Transactions............................................ 23
Investment Policies of the Portfolios................................ 24
 Fundamental Policies................................................ 24
 Non-Fundamental Policies............................................ 26
Management Of The Fund............................................... 27
Principal Shareholders............................................... 28
Investment Advisory and Other Services............................... 29
 Investment Adviser.................................................. 29
 Distributor......................................................... 32
 Shareholder Servicing Arrangements.................................. 32
 Administrative Services............................................. 32
 Custodian........................................................... 34
 Independent Accountants............................................. 34
Brokerage Allocation and Other Practices............................. 34
 Selection of Brokers................................................ 34
 Simultaneous Transactions........................................... 35
 Brokerage Commissions............................................... 35
Capital Stock and Other Securities................................... 36
 Description Of Shares And Voting Rights............................. 36
Purchase, Redemption and Pricing of Shares........................... 37
 Net Asset Value Per Share........................................... 37
 Purchase of Shares.................................................. 38
 Redemption of Shares................................................ 39
 Exchange Privilege.................................................. 41
 Transfer Of Shares.................................................. 41
Performance Calculations............................................. 41
 Total Return........................................................ 41
 Yield............................................................... 42
 Comparisons......................................................... 42
Financial Statements................................................. 43
Glossary............................................................. 43
Bond Ratings......................................................... 44
 Moody's Investors Service, Inc...................................... 44
 Standard & Poor's Ratings Services.................................. 46
 Duff & Phelps Credit Rating Co...................................... 49
 Fitch IBCA Ratings.................................................. 50
Comparative Benchmarks............................................... 51

Description of Permitted Investments

WHAT INVESTMENT STRATEGIES MAY THE PORTFOLIOS USE?
--------------------------------------------------------------------------------
  The portfolios currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A portfolio may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the portfolio. You can find more information concerning the limits on the ability of the portfolios to use these investments in "What Are the Investment Policies of the Portfolios?"

Equity Portfolio
 .  Equity securities.
 .  Short-term investments.
 .  Investment companies.
 .  Repurchase agreements.
 .  Restricted securities.
 .  Securities lending.
 .  When issued securities.

International Equity Portfolio
 .  Foreign securities.
 .  Equity securities.
 .  Short-term investments.
 .  Futures.
 .  Options.
 .  Swaps.
 .  Forward currency exchange contracts.
 .  Investment companies.
 .  Repurchase agreements.
 .  Restricted securities.
 .  Securities lending.
 .  When issued securities.

Fixed Income Portfolio
 .  Foreign securities.
 .  Debt securities.
 .  Investment companies.

 .  Repurchase agreements.
 .  Restricted securities.
 .  Securities lending.
 .  When issued securities.

Balanced Portfolio
 .  Foreign securities.
 .  Equity securities.
 .  Debt securities.
 .  Investment companies.
 .  Repurchase agreements.
 .  Restricted securities.
 .  Securities lending.
 .  When issued securities.

DEBT SECURITIES
--------------------------------------------------------------------------------
  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

  .  by the right of the issuer to borrow from the U.S. Treasury;
  . by the discretionary authority of the U.S. government to buy the obligations of the agency; or
  .  by the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a portfolio.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a portfolio's shares. To buy GNMA securities, a portfolio may have to pay a premium over the maturity value of the underlying mortgages, which the portfolio may lose if prepayment occurs.


Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.




     Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.



Risks of Mortgage-Backed Securities
  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

  . payments of interest and principal are more frequent (usually monthly); and . falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a portfolio to reinvest the money at a lower interest rate.

  In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a portfolio may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A portfolio may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.



  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a portfolio may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations
  A portfolio will only invest in a security issued by a commercial bank if the bank:

  . has total assets of at least $1 billion, or the equivalent in other currencies;
  .  is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and
  . is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the portfolio may purchase.

Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A portfolio may only purchase time deposits maturing from two business days through seven calendar days.

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Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A portfolio may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A portfolio's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.



  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.



  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a portfolio can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.



Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  A portfolio that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a portfolio, with the maturity of each security weighted by the percentage of the assets of the portfolio it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a portfolio that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates
  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A portfolio may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a portfolio. If left unattended, drifts in the average maturity of a portfolio can have the unintended effect of increasing or reducing the effective duration of the portfolio, which may adversely affect the expected performance of the portfolio.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a portfolio's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a portfolio to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a portfolio to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The portfolios currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch IBCA. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

  The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a portfolio buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A portfolio is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES
--------------------------------------------------------------------------------
  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, the portfolio will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the portfolio to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  The portfolio will incur commission expenses in either opening, closing or possibly opening and closing futures positions.


  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


  Purchasing Put and Call Options

  When the portfolio purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the portfolio pays the current market price for the option (known as the "option premium"). The portfolio may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the portfolio obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the portfolio would realize either no gain or a loss on the purchase of the call option.


  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When the portfolio writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the portfolio writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The portfolio could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the portfolio would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the portfolio would hope to profit by closing out the put option at a lower price. If security prices fall, the portfolio may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the portfolio of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The portfolio could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the portfolio would expect the option to expire and the premium it received to offset the decline of the security's value. However, the portfolio must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The portfolio is permitted only to write covered options. The portfolio can cover a call option by owning, at the time of selling the option:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  The portfolio can cover a put option by, at the time of selling the option:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.


Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


  The portfolio may purchase put and call options on futures contracts instead of selling or buying futures contracts. The portfolio may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The portfolio may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The portfolio may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the portfolio would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the portfolio.


Combined Positions

  The portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the portfolio could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the portfolio could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The portfolio may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The portfolio may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The portfolio could also hedge the position by selling another currency expected to perform similarly to the currency in which the portfolio's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the portfolio owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The portfolio may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the portfolio to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the portfolio may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the portfolio may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors


Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the portfolio and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the portfolio. If a swap agreement calls for payments by the

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  portfolio, the portfolio must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The portfolio may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the portfolio may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a portfolio's gains or losses. In order to reduce the risk associated with leveraging, a portfolio will cover its current obligations under swap agreements according to guidelines established by the SEC. If the portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If the portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the portfolio will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a portfolio could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the portfolio enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the portfolio may have to pay more money than it receives. Similarly, if the portfolio enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the portfolio may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A portfolio may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

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Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the portfolio than if it had not entered into any derivatives transactions. Derivatives may magnify the portfolio's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities the portfolio holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the portfolio to greater risks.

Correlation of Prices

  The portfolio's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the portfolio is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the portfolio's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the portfolio may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.


  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the portfolio. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the portfolio's investments precisely over time.

  Lack of Liquidity



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  Before a futures contract or option is exercised or expires, the portfolio can terminate it only by entering into a closing purchase or sale transaction. Moreover, a portfolio may close out a futures contract only on the exchange the contract was initially traded. Although a portfolio intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the portfolio may not be able to close out its position. In an illiquid market, the portfolio may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the portfolio may lose money by investing in derivatives. For example, if the portfolio were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the portfolio were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

  Volatility and Leverage
  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a portfolio may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

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  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the portfolio and it may lose more than it originally invested in the derivative.


  If the price of a futures contract changes adversely, the portfolio may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The portfolio may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


  Convertible Securities

  Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.


  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before

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


  their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

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  .  They can invest in American Depositary Receipts, European Depositary
     Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

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  .  Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the portfolio's ability to invest in a particular country or make it very expensive for the portfolio to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

  . They are generally not as developed or efficient as, and more volatile, than those in the United States;

  .  They have substantially less volume;

  . Their securities tend to be less liquid and to experience rapid and erratic price movements;

  . Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;

  . Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and

  . They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of
  securities denominated in that currency.   Some of the factors that may impair
  the investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into United States dollars and vice versa;

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


  . Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;

  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the portfolio to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the portfolio receives from its investments. The portfolio does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  The single currency for the European Economic and Monetary Union ("EMU"), the Euro, is scheduled to replace the national currencies for participating member countries over a period that began on January 1, 1999 and ends in July 2002. At the end of that period, use of the Euro will be compulsory and countries in the EMU will no longer maintain separate currencies in any form. Until then, however, each country and issuers within each country are free to choose whether to use the Euro.

  On January 1, 1999, existing national currencies became denominations of the Euro at fixed rates according to practices prescribed by the European Monetary Institute and the Euro became available as a book-entry currency. On or about

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


  that date, member states began conducting financial market transactions in Euros and redenominating many investments, currency balances and transfer mechanisms into Euros. The portfolio also anticipates pricing, trading, settling and valuing investments whose nominal values remain in their existing domestic currencies in Euros. Accordingly, the portfolio expects the conversion to the Euro to impact investments in countries that adopt the Euro in all aspects of the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting. Some of the uncertainties surrounding the conversion to the Euro include:

  . Will the payment and operational systems of banks and other financial institutions be ready by the scheduled launch date?

  . Will the conversion to the Euro have legal consequences on outstanding financial contracts that refer to existing currencies rather than Euro?

  .  How will existing currencies be exchanged into Euro?

  . Will suitable clearing and settlement payment systems for the new currency be created?


INVESTMENT COMPANIES
--------------------------------------------------------------------------------
  A portfolio may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a portfolio. Like other shareholders, each portfolio would pay its proportionate share of those fees. Consequently, shareholders of a portfolio would pay not only the management fees of the portfolio, but also the management fees of the investment company in which the portfolio invests. A portfolio may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a portfolio to invest the greater of 5% of its total assets or $2.5 million in the UAM DSI Money Market Portfolio, provided that the investment is:

  .  For cash management purposes;

  .  Consistent with a portfolio's investment policies and restrictions; and

  . The adviser to the investing portfolio waives any fees it earns on the assets of the portfolio that are invested in the UAM DSI Money Market Portfolio.

  The investing portfolio will bear expenses of the UAM DSI Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The portfolios normally use repurchase agreements to earn income on assets that are not invested.

  When a portfolio enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

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  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a portfolio's right to sell the security may be restricted. In addition, the value of the security might decline before a portfolio can sell it and a portfolio might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------
  The portfolios may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the portfolio's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a portfolio or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
  A portfolio may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When a portfolio lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the portfolio lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the portfolio could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

WHEN ISSUED TRANSACTIONS
--------------------------------------------------------------------------------
  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a portfolio has committed to purchase before the securities are delivered, although the portfolio may earn income on securities it has in a segregated account. A portfolio will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  A portfolio uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a portfolio engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a portfolio may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a portfolio does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  A portfolio will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A portfolio will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Investment Policies of the Portfolios

  A portfolio will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a portfolio will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  The following investment limitations are fundamental, which means a portfolio cannot change them without approval by the vote of a majority of the outstanding voting securities of the portfolio, as defined by the 1940 Act.

Balanced Portfolio

  The portfolio will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into repurchase transactions.

  . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, including repurchase agreements; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 15% of the portfolio's total assets, or (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the rules and regulations or interpretations of the SEC.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its assets at fair market value.

  . Purchase additional securities when borrowings exceed 5% of total gross assets.

Equity and Fixed Income Portfolios

  Each of the portfolios will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into repurchase transactions.

  . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, including repurchase agreements; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the portfolio's total assets, or (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, and the Rules and Regulations or interpretations of the SEC.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its assets at fair market value.

  . Purchase additional securities when borrowings exceed 5% of total gross assets.

International Portfolio

  The portfolio will not:

  . With respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ).

  . With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer.

  . Borrow, except (1) from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the portfolio's gross assets valued at the lower of market or cost.

  . Invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. government and its agencies when the portfolio adopts a temporary defensive position.

  . Invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years.

  . Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a portfolio from (1) making any permitted borrowings, mortgages or pledges, or (2) entering into options and futures or repurchase transactions.

  . Make loans except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, including repurchase agreements; provided however, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 10% of the portfolio's total assets, or (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act and the Rules and Regulations or interpretations of the SEC.

  . Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its assets at fair market value.

  . Purchase additional securities when borrowings exceed 5% of total gross assets.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
  The following limitations are non-fundamental, which means a portfolio may change them without shareholder approval.

Balanced Portfolio

  The portfolio will not:

  .  Invest in commodities.

  .  Purchase on margin or sell short except as specified above.

  . Underwrite the securities of other issuers or invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

Equity Portfolio

  The portfolio will not:

  . Invest more than 20% of the portfolio's assets in American Depositary Receipts.

  .  Invest in commodities.

  .  Purchase on margin or sell short except as specified above.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

Fixed Income Portfolio

  The portfolio will not:

  .  Invest in commodities.

  . Invest more than 20% of the portfolio's assets in obligations or foreign governments, agencies, or corporations denominated either in U.S. dollars or foreign currencies.

  .  Purchase on margin or sell short except as specified above.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

  In addition, the adviser intends to limit the TS&W Fixed Income Portfolio's investments to investment grade securities; however, the adviser reserves the right to retain securities which are rated Ba or B by Moody's or BB or B by S&P if, in the adviser's judgement, maintaining a position in the securities is warranted.

International Portfolio

  The portfolio will not:

  . Invest in commodities except that the portfolio may invest in futures contracts and options to the extent that not more than 5% of the portfolio's assets is required as deposit to secure obligations under futures contracts and the entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

  . Invest in stock or bond futures and/or options on futures unless not more than 5% of the portfolio's assets are invested in stock or bond futures and options on futures.

  .  Purchase on margin or sell short except as specified above.

  . Underwrite the securities of other issuers or invest more than an aggregate of 10% of the net assets of the portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days.

Management Of The Fund

  The governing board manages the business of the Fund. The governing board elects officers to manage the day-to-day operations of the Fund and to execute policies the board has formulated. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio and a $2,000 meeting fee. In addition, the Fund reimburses each independent board member for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds Complex. The Fund does not pay board members that are affiliated with the fund for their services as board members. UAM, its affiliates or SEI pay the Fund's officers.


  The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 51 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. English does have an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Fund does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an "interested person" of the Fund. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                                                                                                                       Aggregate
                                                                                                   Aggregate          Compensation
                                                                                                  Compensation        From the Fund
                                                                                                  From the Fund       Complex as of
                          Position with                                                           as of October        October 31,
Name, Address, DOB        Fund           Principal Occupations During the Past 5 years              31, 1999              1999
-----------------------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.      Board Member   President of Squam Investment Management Company,            $7,137            $10,625
College Road -- RFD 3                    Inc. and Great Island Investment Company, Inc.;
Meredith, NH 03253                       President of Bennett Management Company from 1988 to
1/26/29                                  1993.
-----------------------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn             Board Member   Financial Officer of World Wildlife Fund since               $7,137            $10,625
1250 24th St., NW                        January 1999; Vice President for Finance and
Washington, DC  20037                    Administration and Treasurer of Radcliffe College
8/14/51                                  from 1991 to 1999.
-----------------------------------------------------------------------------------------------------------------------------------
William A. Humenuk        Board Member   Executive Vice President and Chief Administrative            $7,137            $10,625
100 King Street West                     Officer of Philip Services Corp.; Formerly, a Partner
P.O. Box 2440, LCD-1                     in the Philadelphia office of the law firm Dechert
Hamilton  Ontario,                       Price & Rhoads and a Director of Hofler Corp.
Canada L8N-4J6
4/21/42
-----------------------------------------------------------------------------------------------------------------------------------
Philip D. English         Board Member   President and Chief Executive Officer of Broventure          $7,137            $10,625
16 West Madison Street                   Company, Inc.; Chairman of the Board of Chektec
Baltimore, MD 21201                      Corporation and Cyber Scientific, Inc.
8/5/48
-----------------------------------------------------------------------------------------------------------------------------------
James P. Pappas*          Board Member   President of UAM Investment Services, Inc. since                0                 0
211 Congress Street                      March 1999; Vice President UAM Trust Company since
Boston, MA  02110                        January 1996; Principal of UAM Fund Distributors,
2/24/53                                  Inc. since December 1995; Vice President of UAM
                                         Investment Services, Inc. from January 1996 to March
                                         1999 and a Director and Chief Operating Officer of CS
                                         First Boston Investment Management from 1993-1995.
-----------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer*         Board Member;  Chairman, Chief Executive Officer and a Director of             0                 0
One International Place   President and  United Asset Management Corporation; Director,
Boston, MA 02110          Chairman       Partner or Trustee of each of the Investment
3/21/35                                  Companies of the Eaton Vance Group
                                         of Mutual Funds.
-----------------------------------------------------------------------------------------------------------------------------------
Peter M. Whitman, Jr.*    Board Member   President and Chief Investment Officer of Dewey                 0                 0
One Financial Center                     Square Investors Corporation since 1988; Director and
Boston, MA 02111                         Chief Executive Officer of H.T. Investors, Inc.,
7/1/43                                   formerly a subsidiary of Dewey Square.
-----------------------------------------------------------------------------------------------------------------------------------
William H. Park           Vice           Executive Vice President and Chief Financial Officer            0                 0
One International Place   President      of United Asset Management Corporation.
Boston, MA 02110
9/19/47
-----------------------------------------------------------------------------------------------------------------------------------
Gary L. French            Treasurer      President of UAMFSI and UAMFDI; Treasurer of the                0                 0
211 Congress Street                      Fidelity Group of Mutual Funds from 1991 to 1995;
Boston, MA 02110                         held various other offices with Fidelity Investments
7/4/51                                   from November 1990 to March 1995.
-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty        Assistant      Vice President of UAMFSI; Manager of Fund                       0                 0
211 Congress Street       Treasurer      Administration and Compliance of Chase Global Fund
Boston, MA 02110                         Services Company from 1995 to 1996; Senior Manager of
9/18/63                                  Deloitte & Touche LLP from 1985 to 1995,
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. DellaCroce      Assistant      Director, Mutual Fund Operations - SEI Investments;             0                 0
SEI Investments           Treasurer      Senior Manager at Arthur Andersen prior to 1994.
One Freedom Valley Rd.
Oaks, PA  19456
12/17/63

Principal Shareholders


     As of February 1, 2000, the following persons or organizations held of record or beneficially 5% or more of the shares of a portfolio:

                                                  Percentage of Shares
     Name and Address of Shareholder                    Owned                        Portfolio                   Class
     -------------------------------------------------------------------------------------------------------------------------------
     New York Life Trust Company                        9.34%                        TS&W Equity          Institutional Class
     51 Madison Ave, RM 117A                                                          Portfolio                 Shares
     New York,  NY  10010-1603
     -------------------------------------------------------------------------------------------------------------------------------
     Lewis Gale Clinic, Inc.                            8.71%                        TS&W Equity          Institutional Class
     c/o Gil Coblintz                                                                 Portfolio                 Shares
     1802 Braeburn Drive
     Salem,  VA 24153-7306
     -------------------------------------------------------------------------------------------------------------------------------
     Crestar Bank                                      10.65%                      TS&W Fixed Income      Institutional Class
     FBO C B Fleet DEF Benefit PP TRSTE                                               Portfolio                 Shares
     Attn:  Jan Rittenhouse
     P.O. Box  105870
     Center 3144
     Atlanta,  GA  30348-5870
     -------------------------------------------------------------------------------------------------------------------------------
     Lewis Gale Clinic, Inc.                            7.26%                      TS&W Fixed Income      Institutional Class
     c/o Gil Coblentz                                                                 Portfolio                 Shares
     1802 Braeburn Drive
     Salem,  VA 24153-7399
     -------------------------------------------------------------------------------------------------------------------------------
     F & M Company                                      6.07%                      TS&W Fixed Income      Institutional Class
     Reinvest Account                                                                 Portfolio                 Shares
     PO Box 2800
     Winchester,  VA  22604-2000
     -------------------------------------------------------------------------------------------------------------------------------
     Charles Schwab & C., Inc.                          5.38%                      TS&W Fixed Income      Institutional Class
     Reinvest Account                                                                 Portfolio                 Shares
     Attn:  Mutual Funds
     101 Montgomery Street
     San Francisco,  Ca  94104-4122
     -------------------------------------------------------------------------------------------------------------------------------
     Riverside Health Care Foundation                  13.04%                      TS&W International     Institutional Class
     606 Denbigh Blvd., Suite 601                                                   Equity Portfolio            Shares
     Newport News,  VA  23608-4442

     Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of February 1, 2000, the directors and officers of the Fund owned less than 1% of the outstanding shares of the portfolios.


Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230, is the investment adviser to each of the portfolios. The adviser manages and supervises the investment of each portfolio's assets on a discretionary basis. The adviser, an affiliate of United Asset Management Corporation, has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970

     The adviser is a subsidiary of UAM. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized more than 50 UAM Affiliated Firms. UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or portfolios of the UAM Funds Complex.


Portfolio Management

     Balanced, Equity and Fixed Income Portfolios

     Investment committees are primarily responsible for the day-today-management of the Balanced, Equity and Fixed Income Portfolios. Listed below are the investment professionals of the adviser that comprise those committees and a description of their business experience during the past five years.


     Name & Title                       Experience
     ---------------------------------------------------------------------------
     John T Siegel, CFA                 Princeton University, B.A., 1961;
     Managing Director                  United States Navy, Officer, 1961-1965;
                                        University of Virginia Graduate School
                                        of Business Administration, M.B.A.,
                                        1967; Chartered Financial Analyst;
                                        Chartered Investment Counsel; Co-founder
                                        of Thompson, Siegel & Walmsley, Inc. in
                                        1969.
     ---------------------------------------------------------------------------
     Matthew G. Thompson, CFA           Washington & Lee University, B.S.
     Managing Director                  Commerce, 1964; University of Virginia
                                        Graduate School of Business
                                        Administration, M.B.A., 1966; Chartered
                                        Financial Analyst; Chartered Investment
                                        Counsel: Co-founder of Thompson, Siegel,
                                        & Walmsley, Inc. in 1969.
     ---------------------------------------------------------------------------
     Horace P. Whitworth, II,           University of Virginia, B.S. Commerce,
     CFA, CPA                           1978; Chartered Financial Analyst;
     Senior Vice President              Chartered Investment Counsel; Thompson,
                                        Siegel & Walmsley, Inc., 1986-Present.
     ---------------------------------------------------------------------------
     Paul A. Ferwerda, CFA              Auburn University, B.S. finance, 1979;
     Senior Vice President              Duke University, Fuqua School of
                                        Business, M.B.A., 1982; Chartered
                                        Financial Analyst; Chartered Investment
                                        Counsel; Thompson, Siegel & Walmsley,
                                        Inc., 1987-Present.
     ---------------------------------------------------------------------------
     Charles A. Gomer, III              University of North Carolina, Chapel
     Vice President                     Hill, A.B., 1971; University of
                                        Richmond, M.S., 1978; Thompson, Siegel &
                                        Walmsley, Inc., 1991-Present.
     ---------------------------------------------------------------------------
     G.D. Rothenberg, CFA               University of Virginia, B.A., 1975;
     Vice President                     UCLA Graduate School of Management,
                                        M.B.A., 1979; Chartered Financial
                                        Analyst; Chartered Investment Counsel;
                                        Thompson, Siegel, & Walmsley, Inc.,
                                        1992-Present.
                                        Before joining the adviser in 1992, Mr.
                                        Rothenberg was involved in international
                                        investment management at Scudder,
                                        Stevens & Clark, Inc.
     ---------------------------------------------------------------------------
     Elizabeth Cabell Jennings, CFA     The College of William and Mary, B.A.
     Vice President                     Economics, 1985; Chartered Financial
                                        Analyst; Chartered Investment Counsel;
                                        Thompson, Siegel & Walmsley, Inc.,
                                        1986-Present.
     ---------------------------------------------------------------------------
     Alan C. Ashworth,CFA               The College of William and Mary, B.B.A
     Vice President                     Management, 1985; Chartered Financial
                                        Analyst; Thompson, Siegel & Walmsley,
                                        Inc., 1987-Present.
     ---------------------------------------------------------------------------
     Stuart R.Davies, CFA               Birmingham Southern College, B.S.
     Vice President                     Chemistry/Economics, 1985; Virginia
                                        Commonwealth University, M.S. Finance,
                                        1994; Chartered Financial Analyst;
                                        Chartered Investment Counsel; Thompson,
                                        Siegel, Walmsley, Inc. 1992-Present.
     ---------------------------------------------------------------------------
     J. Shelton Horsley, IV, CFA        University of Virginia, B.A., 1985;
                                        University of Virginia,

     Name & Title                       Experience
     ---------------------------------------------------------------------------
     Vice President                     M.B.A., 1991; Thompson, Siegel &
                                        Walmsley, Inc., 1994-Present.
     ---------------------------------------------------------------------------
     Brandon H. Harrell, CFA            Wake Forest University, B.A. Economics,
     Vice President                     1982; George Mason University, M.B.A.,
                                        1990; Chartered Financial Analyst;
                                        Thompson, Siegel & Walmsley, Inc.,
                                        1996-Present.
     ---------------------------------------------------------------------------
     Gordon Goodykoontz, CFA            Virginia Polytechnic Institute, BA
     Senior Vice President              Business, 1962; University of Virginia,
                                        MBA, 1966; Chartered Financial Analyst;
                                        Thompson, Siegel & Walmsley, Inc.,
                                        1997-Present.


     International Equity Portfolio

     G.D. Rothenberg is primarily responsible for the day-to-day management of the International Equity Portfolio and has been since its inception in December of 1992. Supporting Mr. Rothenberg with financial investment research are Brandon H. Harrell and Stuart R. Davies. The biographical information of Messrs. Rothenberg and Davies is set forth above.


Investment Advisory Agreement

     This section summarizes some of the important provisions the Investment Advisory Agreements. The Fund has filed each agreement with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser

     Each adviser:

     .  Manages the investment and reinvestment of a portfolio's assets;

     . Continuously reviews, supervises and administers the investment program of a portfolio; and

     . Determines what portion of a portfolio's assets will be invested in securities and what portion will consist of cash.


  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) (a) majority of the Board Members or (b) a majority of the shareholders of the portfolio.

  Terminating an Investment Advisory Agreement
  The Fund may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the portfolio's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Fund.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.





Advisory Fees

  For its services, each portfolio pays its adviser the following annual fees, which are expressed as a percentage of the average daily net assets of the portfolio. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that a portfolio pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the portfolios paid the following in management fees to the adviser:

                                          Investment Advisory Fees Paid
------------------------------------------------------------------------------
Equity Portfolio                                     $  682,600
  1999
------------------------------------------------------------------------------
  1998                                               $  740,063
------------------------------------------------------------------------------
  1997                                               $  684,525
------------------------------------------------------------------------------
International Equity Portfolio                       $1,145,893
  1999
------------------------------------------------------------------------------
  1998                                               $1,187,016
------------------------------------------------------------------------------
  1997                                               $1,164,469
------------------------------------------------------------------------------
Fixed Income Portfolio                               $  312,298
  1999
------------------------------------------------------------------------------
  1998                                               $  323,555
------------------------------------------------------------------------------
  1997                                               $  286,323
------------------------------------------------------------------------------
Balanced Portfolio                                       N/A
  1999
------------------------------------------------------------------------------
  1998                                                   N/A
------------------------------------------------------------------------------

  1997                                                   N/A


DISTRIBUTOR
--------------------------------------------------------------------------------
  UAMFDI is the Fund's distributor. The Fund offers its shares continuously. While UAMFDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. UAMFDI receives no compensation for its services. UAMFDI, an affiliate of UAM, is located at 211 Congress Street, Boston, Massachusetts 02110.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  UAM and each of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund or the portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolio.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

  Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.

  . Salaries and fees of officers and Board Members who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.

  .  SEC fees and state Blue-Sky fees.

  .  EDGAR filing fees.

  .  Processing services and related fees.

  .  Advisory and administration fees.

  . Charges and expenses of pricing and data services, independent public accountants and custodians.

  .  Insurance premiums including fidelity bond premiums.

  .  Outside legal expenses.

  .  Costs of maintenance of corporate existence.

  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.

  . Printing and production costs of shareholders' reports and corporate meetings.

  .  Cost and expenses of Fund stationery and forms.

  .  Costs of special telephone and data lines and devices.

  .  Trade association dues and expenses.

  .  Any extraordinary expenses and other customary Fund expenses.


  The Fund Administration Agreement continues in effect from year to year if the Board specifically approves such continuance every year. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement automatically terminates upon its assignment by UAMFSI without the prior written consent of the Fund.



  UAMFSI will from time to time employ other people to assist it in performing its duties under the Fund Administration Agreement. Such people may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such people for such employment. The Fund will not incur any obligations with respect to such people.

Administration and Transfer Agency Services Fees

  Each portfolio pays a four-part fee to UAMFSI as follows:

  1. In exchange for administrative services, a portfolio pays a fee to UAMFSI calculated at the annual rate of:

      .   $19,500 for the first operational class; plus

      .   $3,750 for each additional class; plus

      .   A fee calculated from the aggregate net assets of each portfolio at the following rates:

                                                                 Annual Rate
          ------------------------------------------------------------------
          Equity Portfolio                                             0.063%
          ------------------------------------------------------------------
          International Equity Portfolio                               0.063%
          ------------------------------------------------------------------
          Fixed Income Portfolio                                       0.043%
          ------------------------------------------------------------------
          Balanced Portfolio                                           0.063%

  2. Each portfolio also pays a fee to UAMFSI for sub-administration and other services provided by SEI. The fee, which UAMFSI pays to SEI, is calculated at the annual rate of:

      .   Not more than $35,000 for the first operational class; plus

      .   $5,000 for each additional operational class; plus

      . 0.03% of their pro rata share of the combined assets of the UAM Funds Complex.

  3. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

  4. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  For the last three fiscal years the portfolios paid the following in administration and sub-administration fees:

                                      Administrators Fee  Sub-Administrators Fee  Total Administration Fee
----------------------------------------------------------------------------------------------------------
Equity Portfolio                            $66,475                $ 87,270                  $153,745
  1999
----------------------------------------------------------------------------------------------------------
  1998                                      $62,586                $ 97,605                  $160,191
----------------------------------------------------------------------------------------------------------
  1997                                      $54,738                $ 91,762                  $146,500
----------------------------------------------------------------------------------------------------------
International Equity Portfolio              $81,536                $ 99,204                  $180,740
  1999
----------------------------------------------------------------------------------------------------------
  1998                                      $75,355                $113,008                  $188,363
----------------------------------------------------------------------------------------------------------
  1997                                      $69,862                $120,691                  $190,553
----------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                      $37,612                $ 79,215                  $116,827
  1999
----------------------------------------------------------------------------------------------------------
  1998                                      $31,772                $ 82,844                  $114,616
----------------------------------------------------------------------------------------------------------
  1997                                      $25,439                $ 79,951                  $105,390
----------------------------------------------------------------------------------------------------------
Balanced Portfolio                            N/A                     N/A                      N/A
  1999
----------------------------------------------------------------------------------------------------------
  1998                                        N/A                     N/A                      N/A
----------------------------------------------------------------------------------------------------------
  1997                                        N/A                     N/A                      N/A


CUSTODIAN
--------------------------------------------------------------------------------
  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountant for the Fund.


Brokerage Allocation and Other Practices


SELECTION OF BROKERS

  Each Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each portfolio. The Investment Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the portfolio may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

  It is not the practice of the Fund to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Fund may place trades with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of Fund shares for their clients.

SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

  The adviser makes investment decisions for each portfolio independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the portfolios, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the Fund's governing board periodically reviews the various allocation methods used by the adviser.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the portfolios paid the following in brokerage commissions:

                                                      Brokerage Commissions
---------------------------------------------------------------------------
Equity Portfolio
  1999                                                             $106,846
---------------------------------------------------------------------------
  1998                                                             $147,944
---------------------------------------------------------------------------
  1997                                                             $ 96,579
---------------------------------------------------------------------------
International Equity Portfolio
  1999                                                             $203,738
---------------------------------------------------------------------------
  1998                                                             $221,995
---------------------------------------------------------------------------
  1997                                                             $359,324
---------------------------------------------------------------------------
Fixed Income Portfolio
  1999                                                             $      0
---------------------------------------------------------------------------
  1998                                                             $      0
---------------------------------------------------------------------------
  1997                                                             $      0
---------------------------------------------------------------------------
Balanced Portfolio
  1999                                                                  N/A
---------------------------------------------------------------------------
  1998                                                                  N/A
---------------------------------------------------------------------------
  1997                                                                  N/A



Capital Stock and Other Securities


The Fund

  The Fund was organized under the name "The ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the Fund changed its name to "The Regis Fund, Inc." On October 31, 1995, the Fund changed its name to "UAM Funds, Inc." The Fund's principal executive office is located at 211 Congress Street, Boston, MA 02110; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Fund is an open-end management company.


DESCRIPTION OF SHARES AND VOTING RIGHTS
--------------------------------------------------------------------------------
  The Fund's Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $.001 par value. The governing board has the power to create and designate one or more series (portfolios) or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class of the Fund are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features.

  The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the Fund's governing board.

  If the Fund is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Fund will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any portfolio or class thereof may be authorized at any time by vote of a majority of the members of the governing board.

  The governing board has authorized three classes of shares, Institutional, Institutional Service and Adviser. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects. Unlike Institutional and Adviser Class Shares, Institutional Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Adviser Class Shares impose a sales load on purchases. The classes also have
  different exchange privileges.   The net income attributable to Institutional
  Service Class Shares and the dividends payable on Institutional Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Class Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

  The Fund will not hold annual meetings except when required to by the 1940 Act or other applicable law.


Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .  Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the fund will automatically reinvest all dividends in additional shares of the portfolio at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the fund at least three days before the record date for income dividend or capital gain distribution.

  The fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


FEDERAL TAXES

  Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the portfolio itself generally will be relieved of federal income and excise taxes. If a portfolio were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

  A portfolios' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of a portfolio is equal to the NAV of the portfolio. The Fund calculates the NAV of a portfolio by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the portfolio, plus cash and other assets plus income accrued but not yet received.

  Each portfolio normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values it Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the governing board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the governing board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the fund before the close of its business day to receive that day's share price. The fund must receive proper payment for the order by the time the portfolio calculates its NAV on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of a portfolio. The fund will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Fund may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the portfolio's shares.


In-Kind Purchases


  At its discretion, the Fund may permit shareholders to purchase shares of the portfolio with securities, instead of cash. If the Fund allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values it Assets" at the next determination of net asset value after acceptance. The Fund will issue shares of the portfolio at the NAV of the portfolio determined as of the same time.

  The Fund will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Fund will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the portfolio;
  .  The securities have readily available market quotations;
  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the portfolio and are delivered to the fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the portfolio cannot exceed 5% of the net assets of the portfolio. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the investments held by the portfolio.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone


  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Fund and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the UAMSSC does not employ the procedures described above. Neither the Fund nor the UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the governing board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.


  The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the governing board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Valuation of Shares." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees


  The Fund requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information


  Normally, the Fund will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Fund will pay your redemption proceeds earlier as applicable law so requires.

  When the Fund may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the portfolio to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the Commission may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to portfolios that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Fund nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The governing board of the Fund may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage the Fund and its shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

  Shareholders may transfer shares of the portfolio to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.



Performance Calculations


  Each portfolio measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The portfolio calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each portfolio.

TOTAL RETURN
--------------------------------------------------------------------------------

  Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The fund calculates the average annual total return of a portfolio by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.


  The fund calculates these figures according to the following formula:

     P (1 + T)/n/ = ERV

     Where:

     P       =   a hypothetical initial payment of $1,000

     T       =   average annual total return

     n       =   number of years

     ERV     =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


  Set forth in the table below are the portfolios' average annual returns for the one-year period and the five-year period ended October 31, 1999 and the shorter of the ten-year period ended October 30, 1999 or the period from a portfolio's inception date through October 31, 1999.

                                                                       Shorter of
                                                                       10 Years or    30-Day
                                              One Year   Five Years  Since Inception   Yield         Inception Date
--------------------------------------------------------------------------------------------------------------------------
Equity Portfolio                              14.64%      17.04%         13.83%            N/A             7/17/92
--------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                33.78%       9.77%         12.27%            N/A            12/18/92
--------------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio                        1.71%        6.98%          5.66%           5.69%            7/17/92


YIELD
--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.


  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS
--------------------------------------------------------------------------------

  A portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.


  To help investors better evaluate how an investment in a portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a portfolio;

  .   that the indices and averages are generally unmanaged; and

  . that the items included in the calculations of such averages may not be identical to the formula used by a portfolio to calculate its performance; and

  .   that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that a portfolio will continue this performance as compared to such other averages.


Financial Statements


  The following documents are included in the portfolios' October 31, 1999 Annual Report:

  .  Financial statements for the fiscal year ended October 31, 1999.

  .  Financial highlights for the respective periods presented

  .  The report of PricewaterhouseCoopers LLP.

  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the portfolios' Annual Reports are incorporated by reference herein. Shareholders may get copies of the portfolios' Annual Reports free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the portfolios.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser to each portfolio.

  Board Member refers to a single member of the Fund's Board.

  Board refers to the Fund's Board of Trustees as a group.

  SEI is SEI Investments Mutual Funds Services, the Fund's sub-administrator.

  Fund refers to UAM Funds, Inc.

  Governing Board, see Board.

  NAV is the net asset value per share of a portfolio.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board," the NYSE is located on Wall Street and is the largest exchange in the United States.

  Portfolio refers to a single series of the Fund, while portfolios refer to all of the series of the Fund.

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds Inc. II and all of their portfolios.

  UAM is United Asset Management Corporation.

  UAMFDI is UAM Fund Distributors, Inc., the Fund's distributor.

  UAMFSI is UAM Fund Services, Inc., the Fund's administrator.

  UAMSSC is UAM Fund Shareholder Servicing Center, the Fund's sub-shareholder-servicing agent

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Preferred Stock Ratings
     aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa An issue that which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     plus (+) or    Moody's applies numerical modifiers 1, 2, and 3 in each
     minus (-)      rating classification: the modifier 1 indicates that the
                    security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...)     (This rating applies only to U.S. Tax-Exempt Municipals)
                    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


     Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                    .  Leading market positions in well-established industries.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------



Long-Term Issue Credit Ratings

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC An obligation rated 'CCC' is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

  CC      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

  C A subordinated debt or preferred stock obligation rated 'C' is CURENTLY HIGHLY VULNERABLE to non-payment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

  Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

  Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

DUFF & PHELPS CREDIT RATING CO.
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

  AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+/AA/   High credit quality.  Protection factors are strong.  Risk is
  AA-       modest but may vary slightly from time to time because of economic conditions.

  A+/A/A- Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  BBB+/BBB  Below-average protection factors but still considered sufficient for
  BBB- prudent investment. Considerable variability in risk during economic cycles.

  BB+/BB/   Below investment grade but deemed likely to meet obligations when
  BB-       due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.

  B+/B/B- Below investment grade and possessing risk that obligation will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP        Preferred stock with dividend arrearages.

Short-Term Debt

  High Grade

  D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Good Grade

  D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Satisfactory Grade

  D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  Non-Investment Grade

  D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  Default

  D-5       Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA RATINGS
--------------------------------------------------------------------------------
International Long-Term Credit Ratings

  Investment Grade

  AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  Speculative Grade

  BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

               Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

  F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D         Default.  Denotes actual or imminent payment default.

  Notes

  "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

  `NR'  indicates that Fitch IBCA does not rate the issuer or issue in question.

  `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

  RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


Comparative Benchmarks

  (alphabetically)

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.


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  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. government issues and $25 million for others.

  Lehman Brothers Corporate Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, noncovertible debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

  Lehman Brothers Government Bond Index -an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Corporate Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, noncovertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Corporate Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Associateion (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income

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


  Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices are: 1) component funds are largest in group;
  2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

  Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

  Lipper Equity Small Cap Fund Index - an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)

  Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

  Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).


  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

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  Nekkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 74% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,5000 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks re also members of the Russell 1000 Growth index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October, 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.

  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - Measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------

  S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

  S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

  S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks (less than $1 billion market capitalization) of the Extended Market Index, of both developed and emerging markets.

  Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

  Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

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


  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - includes 112 real estate investment trusts (REITs) but excludes seven real estate operating companies that are included in the Wilshire Real Estate Securities Index.

  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

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